AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                 One Corporate Drive, Shelton, Connecticut 06484

This Prospectus describes Stagecoach Variable Annuity Flex, a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("we", "our" or "us"). The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 40. The Annuity or certain of its investment options may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?
This Annuity is frequently used for retirement planning. It may be used as an investment vehicle for an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered Annuity (or 403(b)). It may also be used for other purposes that are not "qualified" investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed investment options. You are not taxed on any investment gains the Annuity earns until you make a withdrawal from the Annuity or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2.

WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITY?
|X| The Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of premium payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.
|X| This Annuity offers both variable and fixed investment options. If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed investment options of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment.
|X| The Annuity features two distinct phases - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more underlying investment options. The variable investment options, each a Class 1 Sub-account of American Skandia Life Assurance Corporation Variable Account B, invest in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: Wells Fargo LAT Trust, American Skandia Trust, The Alger American Fund and Montgomery Variable Series.
|X| During the payout period, commonly called "annuitization," you can elect to receive fixed annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments.
|X| The Annuity provides an additional 1% credit on Purchase Payments made within the first year and may provide certain additional benefits if your Account Value has not reached a Target Value on its 10th anniversary.
|X| This Annuity offers a basic Death Benefit. It also offers two Optional Death Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.
|X| There is no Contingent Deferred Sales Charge on surrenders or withdrawals. You can withdraw Account Value from your Annuity free of any charges.
|X| Transfers between investment options are tax-free. You may make twelve transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

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These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, or bank subsidiary of Wells Fargo Bank, N.A., are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves certain investment risks, including possible loss of principal.
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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.

                                            FOR FURTHER INFORMATION CALL 1-800-680-8920.
Prospectus Dated: May 3, 1999                                                 Statement of Additional Information Dated: May 3, 1999
WFVASL-PROS-(05/99)                                                                                                            WFASL

HOW DO I PURCHASE THIS ANNUITY?
We sell the Annuity through licensed, registered financial professionals. You must complete an application and submit a minimum initial purchase payment of $15,000. We may allow you to make a lower initial purchase payment provided that the purchase payments received in the first Annuity Year total at least $15,000. There is no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for a period of ten (10) years from the Issue Date or for persons under age 90.


TABLE OF CONTENTS


GLOSSARY OF TERMS..................................................................................................................5


SUMMARY OF CONTRACT FEES AND CHARGES...............................................................................................6


EXPENSE EXAMPLES...................................................................................................................8


INVESTMENT OPTIONS.................................................................................................................9

   WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?..............................................................9
   WHAT ARE THE FIXED INVESTMENT OPTIONS?.........................................................................................12

FEES AND CHARGES..................................................................................................................12

   WHAT ARE THE CONTRACT FEES AND CHARGES?........................................................................................12
   WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?..................................................................13
   WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?...................................................................................13
   WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYOUT?..............................................................................13

PURCHASING YOUR ANNUITY...........................................................................................................14

   WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?..........................................................................14

MANAGING YOUR ANNUITY.............................................................................................................14

   MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?................................................................14
   MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?..................................................................................14
   MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.......................................................................................15
   MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?...................................................................15
   MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?...............................................................15

MANAGING YOUR ACCOUNT VALUE.......................................................................................................15

   HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?...................................................................................15
   ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.....................................................15
   DO YOU OFFER DOLLAR COST AVERAGING?............................................................................................16
   DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?...............................................................................16
   DO YOU OFFER A PROGRAM TO BALANCE FIXED AND VARIABLE INVESTMENTS?..............................................................16
   MAY I AUTHORIZE MY FINANCIAL REPRESENTATIVE TO MANAGE MY ACCOUNT?..............................................................17
   HOW DO THE FIXED INVESTMENT OPTIONS WORK?......................................................................................17
   HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?..............................................................................17
   HOW DOES THE MARKET VALUE ADJUSTMENT WORK?.....................................................................................17
   WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?.................................................................................18
   ADDITIONAL AMOUNTS IN THE FIXED ALLOCATIONS....................................................................................19

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE..........................................................................................19


ACCESS TO ACCOUNT VALUE...........................................................................................................21

   WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?...............................................................................21
   ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?..................................................................................21
   CAN I WITHDRAW A PORTION OF MY ANNUITY?........................................................................................21
   CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?...............................................21
   DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(T) OF THE INTERNAL REVENUE CODE?.......................................21
   WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.............................................................22
   CAN I SURRENDER MY ANNUITY FOR ITS VALUE?......................................................................................22
   WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?........................................................22
   HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...........................................................................22
   HOW ARE ANNUITY PAYMENTS CALCULATED?...........................................................................................23

DEATH BENEFIT.....................................................................................................................23

   WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?..................................................................................23
   DEATH BENEFIT OPTIONS..........................................................................................................23

VALUING YOUR INVESTMENT...........................................................................................................26

   HOW IS MY ACCOUNT VALUE DETERMINED?............................................................................................26
   WHAT IS THE SURRENDER VALUE OF MY ANNUITY?.....................................................................................26
   HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?....................................................................................26
   HOW DO YOU VALUE FIXED ALLOCATIONS?............................................................................................26
   WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?....................................................................................27

TAX CONSIDERATIONS................................................................................................................27

   WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?...............................................................27
   HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?......................................................................27
   IN GENERAL, HOW ARE ANNUITIES TAXED?...........................................................................................27
   HOW ARE DISTRIBUTIONS TAXED?...................................................................................................28
   WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?...................................29
   HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?..........................................................................30
   GENERAL TAX CONSIDERATIONS.....................................................................................................31

GENERAL INFORMATION...............................................................................................................32

   HOW WILL I RECEIVE STATEMENTS AND REPORTS?.....................................................................................32
   WHO IS AMERICAN SKANDIA?.......................................................................................................32
   WHAT ARE SEPARATE ACCOUNTS?....................................................................................................32
   WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?...........................................................................33
   WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?.........................................................................34
   AVAILABLE INFORMATION..........................................................................................................35
   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................................................................................35
   HOW TO CONTACT US..............................................................................................................35
   INDEMNIFICATION................................................................................................................36
   LEGAL PROCEEDINGS..............................................................................................................36
   EXECUTIVE OFFICERS AND DIRECTORS...............................................................................................36
   CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............................................................................40

APPENDIX A -FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA...........................................................................1

SELECTED FINANCIAL DATA ...........................................................................................................2
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS..............................................3
AUDITED CONSOLIDATED FINANCIAL STATEMENTS OFAMERICAN SKANDIA LIFE ASSURANCE
CORPORATION........................................................................................................................1


APPENDIX B -CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B...............................................................1

                                GLOSSARY OF TERMS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

Account Value: The value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Annual Maintenance Fee. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.

Annuity Date: The date you choose for annuity payments to commence. There may be a maximum Annuity Date in certain states.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim Value: As of any particular date, the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on a day other than such Fixed Allocation's Maturity Date.

Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus the Annual Maintenance Fee and any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. There is no Contingent Deferred Sales Charge upon surrender.

Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and expenses we charge for the Annuity. Some charges are assessed against your Annuity while others are assessed against assets allocated to the variable investment options. The charges that are assessed against the Annuity include the Annual Maintenance Fee, Transfer Fee and the Tax Charge. The charge that is assessed against the variable investment options is the Insurance Charge, which is the combination of a mortality and expense risk charge and a charge for administration of the Annuity. Each underlying mutual fund portfolio assesses a charge for investment management and for other expenses. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying funds. In certain states, a premium tax charge may be applicable. All of these fees and expenses are described in more detail within this Prospectus.


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                            Your Transaction Expenses
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------------------------------- ----------------------------------------------------------------- ----------------------------------
                                                        Amount Deducted/
         Fee/Expense                                 Description Of Charge                                    When Deducted
------------------------------- ----------------------------------------------------------------- ----------------------------------
------------------------------- ----------------------------------------------------------------- ----------------------------------
Contingent Deferred Sales                                                                            There is no Contingent Deferred
Charge                                                   Not Applicable                         Sales Charge deducted upon surrender
The charge is a percentage of                                                                             or partial withdrawal
each applicable purchase
payment
------------------------------- ----------------------------------------------------------------------------------------------------
------------------------------- ----------------------------------------------------------------------------------------------------
Annual Maintenance Fee                       Smaller of $30 or 2% of Account Value                     Annually on the contract's
                                                                                                  anniversary date or upon surrender
------------------------------- ------------------------------------------------------------- --------------------------------------
-------------------------------
Transfer Fee                                                 $10.00                             After the 12th transfer each annuity
                                                                                                                  year
------------------------------- ------------------------------------------------------------- --------------------------------------
------------------------------- ------------------------------------------------------------- --------------------------------------
Tax Charge                         Depends on the requirements of the applicable jurisdiction                    Various

------------------------------- ------------------------------------------------------------- --------------------------------------


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                                             Annual Expenses of the Sub-Accounts
                              (as a percentage of the average daily net assets of the Sub-accounts)
------------------------------- ------------------------------------------------------------- --------------------------------------
Mortality & Expense Risk
Charge                                                       1.25%
                                                                                                                  Daily
Administration Charge                                        0.15%

Total  Annual  Expenses of the          1.40% per year of the value of each Sub-account              Applies to Variable Investment
Sub-accounts*                                                                                                 Options only
------------------------------- ------------------------------------------------------------- --------------------------------------
* The  combination of the Mortality and Expense Risk Charges and  Administration
Charge is referred to as the "Insurance Charge" elsewhere in this prospectus.

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                                Optional Benefits
We offer two different Optional Death Benefits that provide an enhanced level of protection  for your  beneficiary(ies).  Please  refer to the  section  entitled
"Death  Benefit" for a complete  discussion  of the Optional  Death  Benefits we offer.
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            Death Benefit Option                 Death Benefit equal to the greater of:            Additional Charge (annually)
---------------------------------------------- ---------------------------------------- --------------------------------------------
---------------------------------------------- ---------------------------------------- --------------------------------------------
                                               1.       Account Value (no MVA)
                                               2.       Sum of Purchase Payments minus
                  OPTION 1                              the proportional impact of               0.35% of the current Death Benefit
                                                        withdrawals increasing at 5.0%
                                                        annually
                                               3.       Highest Anniversary Value
---------------------------------------------- ---------------------------------------- --------------------------------------------
---------------------------------------------- ---------------------------------------- --------------------------------------------
                                               1.       Account Value (no MVA)
                                               2.       Sum of Purchase Payments minus
                  OPTION 2                              the proportional impact of                0.55% of the current Death Benefit
                                                        withdrawals increasing at 7.2%
                                                        annually
                                               3.       Highest Anniversary Value
---------------------------------------------- --------------------------------------- --------------------------------------------

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                Underlying Mutual Fund Portfolio Annual Expenses
    (as a percentage of the average net assets of the underlying Portfolios)
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Below are the investment management fee, other expenses, and the total annual expenses for each underlying Portfolio as of December 31, 1998. The total annual expenses are the sum of the investment management fee and other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the underlying Portfolios, a portion of the management fee is being waived and/or other expenses are being partially reimbursed. "N/A" indicates that no portion of the management fee and/or other expenses is being waived and/or reimbursed. Any footnotes about expenses appear after the list of all the portfolios. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust. The underlying mutual fund portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details.

------------------------------------------ ----------------- ---------------- ------------------ ------------------ ----------------

                                                Management          Other         Total Annual        Fee Waivers       Net Annual
           UNDERLYING PORTFOLIO                    Fees           Expenses          Portfolio        and Expense           Fund
                                                                                    Operating       Reimbursement       Operating
                                                                                    Expenses                             Expenses

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Wells Fargo LAT Trust - Asset Allocation          0.60%            0.51%             1.11%              0.19%             0.92%
Wells Fargo LAT Trust -                           0.60%            0.63%             1.23%              0.28%             0.95%
U.S. Government Allocation
Wells Fargo LAT Trust - Growth                    0.60%            0.58%             1.18%              0.14%             1.04%
Wells Fargo LAT Trust - Equity Value              0.59%            1.93%             2.52%              1.43%             1.09%
Wells Fargo LAT Trust - Strategic Growth          0.59%            12.85%            13.44%             12.35%            1.09%
Wells Fargo LAT Trust - Money Market              0.45%            0.83%             1.28%              0.46%             0.82%

AST T. Rowe Price International Equity            1.00%            0.25%             1.25%               N/A              1.25%
AST Janus Small-Cap Growth (1)                    0.90%            0.22%             1.12%               N/A              1.12%
AST T. Rowe Price Small Company Value             0.90%            0.21%             1.11%               N/A              1.11%
AST Neuberger Berman Mid-Cap Growth (2)           0.90%            0.17%             1.07%               N/A              1.07%
AST Neuberger Berman Mid-Cap Value (3)            0.90%            0.15%             1.05%               N/A              1.05%
AST JanCap Growth                                 0.90%            0.14%             1.04%              0.02%             1.02%
AST INVESCO Equity Income                         0.75%            0.18%             0.93%               N/A              0.93%
AST PIMCO Total Return Bond                       0.65%            0.18%             0.83%               N/A              0.83%
AST PIMCO Limited Maturity Bond                   0.65%            0.21%             0.86%               N/A              0.86%

The Alger American Fund - Growth portfolio        0.75%            0.04%             0.79%               N/A              0.79%

Montgomery   Variable   Series  -  Emerging       1.25%            0.56%             1.81%              0.06%             1.75%
Markets portfolio
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1 Prior to January 1, 1999, the Investment Manager had engaged Founders Asset Management, LLC as Sub-advisor for the Portfolio (formerly the Founders Capital Appreciation portfolio).
2 Prior to May 1, 1998, the Investment Manager had engaged Berger Associates, Inc. as Sub-advisor for the Portfolio (formerly, the Berger Capital Growth portfolio), for a total Investment Management fee payable at the annual rate of .75% of the average daily nets assets of the Portfolio. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Portfolio plus .85% of the Portfolio's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.
3 Prior to May 1, 1998, the Investment Manager had engaged Federated Investment Counseling as Sub-advisor for the Portfolio (formerly, the Federated Utility Income portfolio), for a total Investment Management fee payable at the annual rate of .75% of the first $50 million of the average daily net assets of the Portfolio, plus .60% of the Portfolio's average daily net assets in excess of $50 million. As of May 1, 1998, the Investment Manager engaged Neuberger Berman Management Incorporated as
     Sub-advisor for the Portfolio, for a total Investment Management fee payable at the annual rate of 0.90% of the first $1 billion of the average daily net assets of the Portfolio plus .85% of the Portfolio's average daily net assets in excess of $1 billion. The Management Fee in the above chart reflects the current Investment Management fee payable to the Investment Manager.

EXPENSE EXAMPLES
These examples are designed to assist you in understanding the various costs and expenses you will incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect expenses of our Sub-accounts, as well as those of the underlying mutual fund portfolios. The Securities and Exchange Commission ("SEC") requires these examples.

The examples shown assume that: (a) you only allocate Account Value in the Sub-accounts; (b) fees and expenses remain constant; (c) you make no withdrawals of Account Value during the period shown; (d) you make no transfers, withdrawals, surrender or other transaction that we charge a fee during the period shown; (e) no tax charge applies; and (f) the expenses throughout the period for the underlying mutual fund portfolios will be the "Net Annual Fund Operating Expenses," as shown above in the section entitled "Underlying Mutual Fund Portfolio Annual Expenses." The examples do not reflect the charge for any optional benefits that may be offered under the Annuity. The examples also do not reflect the impact of any Target Value Credits that may be applied to Purchase Payments within the first Annuity Year.

THE  EXAMPLES  ARE  ILLUSTRATIVE   ONLY  -  THEY  SHOULD  NOT  BE  CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

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                                Expense Examples
                (amounts shown are rounded to the nearest dollar)
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                                       -------------------------------------
                                       There  is no  Contingent  Deferred  Sales
                                       Charge on withdrawals. Therefore, whether
                                       or not you surrender  your Annuity at the
                                       end  of the  applicable  time  period  or
                                       begin  taking  annuity  payments  at such
                                       time,   you  would   pay  the   following
                                       expenses on a $1,000 investment, assuming
                                       5% annual return on assets:

                                       -------------------------------------

                                                          After:
----------------------------------------- -------- --------- -------- ----------
Sub-Account:                               1 Year   3 Years   5 Years   10 Years
----------------------------------------- -------- --------- -------- ----------
WF LAT Trust Asset Allocation                 24       75       128        273
WF LAT Trust U.S. Government Allocation       25       76       130        276
WF LAT Trust Growth                           26       79       134        285
WF LAT Trust Equity Value                     26       80       137        290
WF LAT Trust Strategic Growth                 26       80       137        290
WF LAT Trust Money Market                     23       72       123        262

AST T. Rowe Price International Equity        28       85       145        307
AST Janus Small-Cap Growth                    26       81       138        293
AST T. Rowe Price Small Company Value         26       81       138        291
AST Neuberger Berman Mid-Cap Growth           26       79       135        287
AST Neuberger Berman Mid-Cap Value            26       79       135        286
AST JanCap Growth                             25       78       133        283
AST INVESCO Equity Income                     24       75       128        273
AST PIMCO Total Return Bond                   23       72       123        263
AST PIMCO Limited Maturity Bond               24       73       125        267

AA Growth                                     23       71       122        260

MV Emerging Markets                           33       100      169        353
------------------------------------------ -------- --------- -------- ---------

INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?

Each variable investment option is a Class 1 Sub-account of American Skandia Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information.) Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a short description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust. The investment manager for AST is American Skandia Investment Services, Inc. ("ASISI"), an affiliated company. However, a sub-advisor, as noted below, is engaged to conduct day-to-day investment decisions. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. There is no guarantee that any underlying mutual fund portfolio will meet its investment objective.

Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts.


------------------- ------------------------------------------------------------------------------------------------ ---------------
                                                                                                                         PORTFOLIO
      STYLE/                                        INVESTMENT OBJECTIVES/POLICIES                                        ADVISOR/
       TYPE                                                                                                             SUB-ADVISOR
------------------- ------------------------------------------------------------------------------------------------ ---------------
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    Wells  Fargo  LAT  Trust - Money  Market:  seeks to  provide
  CAPITAL           investors  with a high  level of  income,  while  preserving
  PRESERVATION      capital  and  liquidity,   by  investing  in   high-quality,                              Wells Fargo Bank, N.A.
                    short-term securities. The Portfolio only invests its assets
                    in  U.S.   dollar-denominated,   high-quality  money  market
                    instruments,  and may  engage in  certain  other  investment activities as described in the Prospectus for the Portfolio.
 ------------------- ------------------------------------------------------------------------------------------------ --------------
                    Wells Fargo LAT Trust - U.S. Government Allocation:  seeks a high level of total return over the long term, including net realized and  unrealized  capital  gains and net  investment
  GOVERNMENT        income, consistent with reasonable risk. The Portfolio seeks
     BOND           to  achieve  its   objective   by  pursuing  a  strategy  of                              Wells Fargo Bank, N.A.
                    allocating  and  reallocating  its  investments   among  the
                    following three classes of debt instruments:  long-term U.S.
                    Treasury bonds,  intermediate-term  U.S.  Treasury notes and short-term  money market  instruments.  Under normal  market conditions,  the Portfolio invests at least 65% of the value of its total assets in U.S. Government obligations.
 ------------------- ------------------------------------------------------------------------------------------------ --------------
                    AST PIMCO Limited  Maturity  Bond:  seeks to maximize  total return,  consistent with preservation of capital and prudent
   SHORT-TERM       investment  management.  The  Portfolio  will  invest  in  a               Pacific Investment Management Company
      BOND          diversified portfolio of fixed-income  securities of varying maturities.  The average portfolio duration of the Portfolio generally  will vary within a one- to three-year  time frame based on the Sub-advisor's forecast for interest rates.
------------------- ------------------------------------------------------------------------------------------------ ---------------

                    AST PIMCO Total Return Bond:  seeks to maximize total return
                    consistent   with   preservation   of  capital  and  prudent
   LONG-TERM        investment  management.  The  Portfolio  will  invest  in  a
     BOND           diversified portfolio of fixed-income  securities of varying               Pacific Investment Management Company
                    maturities.   The  average  portfolio   duration  of  the
                    Portfolio  generally  will vary  within a three- to six-year time frame based on the Sub-advisor's  forecast for interest rates.
------------------- ------------------------------------------------------------------------------------------------ ---------------

                    Wells Fargo LAT Trust - Asset Allocation: seeks a high level of total return over the  long-term,  including net realized
   ASSET            and  unrealized  capital  gains and net  investment  income,
   ALLOCATION       consistent  with  reasonable  risk.  The Portfolio  seeks to                              Wells Fargo Bank, N.A.
                    achieve its objective by pursuing an asset  allocation
                    strategy that  allocates the  Portfolio's assets among three broad categories of investments:  stocks, bonds and money
                    market  instruments.  The  Portfolio is not designed to
                    profit from short-term market changes.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST INVESCO Equity  Income:  seeks high current income while
                    following  sound   investment   practices.   Capital  growth
                    potential is an additional, but secondary,  consideration in
   EQUITY           the selection of portfolio  securities.  The Portfolio seeks                           INVESCO Funds Group, Inc.
   INCOME           to achieve its  objective by investing  in  securities  that will provide a relatively  high yield and stable  return and that,  over a period  of  years,  may also  provide  capital appreciation.  The  Portfolio  normally will invest at least
                    65%  of its  assets  in  dividend-paying  common  stocks  of domestic and foreign issuers.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    Wells Fargo LAT Trust - Growth: seeks to earn current income and achieve  long-term  capital  appreciation  by  investing primarily  in common  stocks and  preferred  stocks and debt securities  that are convertible  into common stocks.  Under
                    normal conditions, the Portfolio invests at least 65% of its                              Wells Fargo Bank, N.A.
                    total  assets  in common  stocks  and  securities  which are
                    convertible  into common stocks and at least   65%  of  its
                    total assets in income-producing securities.  The  Portfolio invests  in  common  stocks of issuers that exhibit a strong earnings growth trend and that are believed by Wells Fargo to have above-average prospects for future earnings growth.
                    ------------------------------------------------------------------------------------------------ ---------------
                    Wells  Fargo  LAT  Trust - Equity  Value:  seeks to  provide investors with long-term  capital  appreciation by investing primarily in equity securities, including common stocks, and
                    may invest in debt  instruments  that are  convertible  into                              Wells Fargo Bank, N.A.
                    common stocks of both domestic and foreign companies. Income generation is a secondary  consideration.  The Portfolio may invest  in large,  well-established  companies  and  smaller companies with market capitalization exceeding $50 million.
                    ------------------------------------------------------------------------------------------------ ---------------
                    Wells Fargo LAT Trust - Strategic  Growth:  seeks to provide
                    investors   with   an   above-average   level   of   capital
                    appreciation    through   the   active   management   of   a
                    broadly-diversified   portfolio  of  equity   securities  of
                    companies  expected to experience strong growth in revenues,
                    earnings  and assets.  The  Portfolio is designed to provide                              Wells Fargo Bank, N.A.
                    above-average capital growth for investors willing to assume above-average  risk.  The  Portfolio  invests  primarily  in
                    common    stocks    that   Wells   Fargo    believes    have
                    better-than-average prospects for appreciation. Under normal market  conditions,  the  Portfolio  will  hold at  least 20 common stock issues spread across multiple  industry groups,
                    with  the   majority  of  these   holdings   consisting   of
                    established  growth  companies,  turnaround  or  acquisition candidates, or attractive larger capitalization companies.
                    ------------------------------------------------------------------------------------------------ ---------------

                    AST Neuberger  Berman Mid-Cap Growth:  seeks capital growth.
                    The  Portfolio  primarily  invests in the  common  stocks of
                    mid-cap  companies,   i.e.,  companies  with  equity  market                                   Neuberger Berman
                    capitalizations from $300 million to $10 billion at the time                             Management Incorporated
                    of  investment.  The  Portfolio is normally  managed using a growth-oriented  investment approach.  The Sub-advisor looks for  fast-growing  companies  that  are in  new  or  rapidly evolving industries.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST Neuberger  Berman Mid-Cap Value:  seeks capital  growth.
                    The  Portfolio  primarily  invests in the  common  stocks of
   GROWTH           mid-cap  companies.  Under  the  Portfolio's  value-oriented investment approach,  the Sub-advisor looks for well-managed
                    companies  whose stock prices are  undervalued  and that may                                   Neuberger Berman
                    rise in price before other  investors  realize  their worth.                            Management Incorporated
                    Factors  that  the  Sub-advisor  may use to  identify  these companies  include  strong  fundamentals,  including  a  low price-to-earnings  ratio,  consistent cash flow, and a sound track record through all phases of the market cycle.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST  JanCap  Growth:  seeks  growth of  capital  in a manner consistent with the preservation of capital.  Realization of income is not a significant investment consideration and any income realized on the Portfolio's  investments,  therefore,
                    will  be  incidental  to  the  Portfolio's  objective.   The
                    Portfolio  will pursue its objective by investing  primarily
                    in common stocks of companies that the Sub-advisor  believes                           Janus Capital Corporation
                    are  experiencing  favorable  demand for their  products and services,  and which operate in a favorable  competitive and regulatory  environment.  The Sub-advisor  generally takes a
                    "bottom  up"  approach  to  choosing   investments  for  the
                    Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.
                    ------------------------------------------------------------------------------------------------ ---------------
                    The Alger American Fund - Growth:  seeks  long-term  capital appreciation. Except during temporary defensive periods, the
                    Portfolio invests at least 65% of its total assets in equity                                         Fred Alger
                    securities  of  companies  that,  at the time of purchase,                                     Management, Inc.
                    have  total market capitalization of $1 billion or greater.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST T. Rowe  Price  Small  Company  Value:  seeks to provide
                    long-term   capital   growth  by   investing   primarily  in
                    small-capitalization  stocks that appear to be  undervalued.
                    The Portfolio will normally invest at least 65% of its total
                    assets  in stocks  and  equity-related  securities  of small                                      T. Rowe Price
                    companies  ($1  billion  or less in market  capitalization).                                     Associates Inc.
                    Reflecting a value approach to investing, the Portfolio will
  SMALL             seek the stocks of companies  whose  current stock prices do
  CAPITALIZATION    not appear to adequately  reflect their  underlying value as
                    measured  by  assets,   earnings,   cash  flow  or  business
                    franchises.  Investing in small companies  involves  greater risk  of loss  than  is  customarily  associated  with  more established companies.
                    ------------------------------------------------------------------------------------------------ ---------------
                    AST  Janus  Small-Cap  Growth:  seeks  capital  growth.  The
                    Portfolio  pursues its  objective  by normally  investing at least  65% of its  total  assets  in the  common  stocks  of
                    small-sized   companies,   i.e.,   those  that  have  market                          Janus Capital Corporation
                    capitalizations  of less than $1.5  billion or annual
                    gross  revenues  of less  than $500  million.  As a
                    Portfolio  that invests  primarily in smaller or newer
                    issuers,  the Portfolio may be subject to greater risk
                    of loss and share  price  fluctuation  than funds  investing primarily in larger or more established issuers.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    AST T. Rowe Price International  Equity:  seeks total return from  long-term  growth of capital and  income,  principally
  INTER-            through   investments  in  common  stocks  of   established,
  NATIONAL          non-U.S.  companies.  Investments  may be  made  solely  for                                Rowe Price-Fleming
  EQUITY            capital appreciation or solely for income or any combination                                International, Inc.
                    of both  for the  purpose  of  achieving  a  higher  overall return. The Sub-advisor expects to invest  substantially all of the  Portfolio's  assets  (with  a  minimum  of  65%)  in established  foreign companies.  Geographic  diversification will  be  wide,  including  both  developed  and  developing countries,  and  there  will  normally  be  at  least  three different countries represented in the Portfolio.
------------------- ------------------------------------------------------------------------------------------------ ---------------
                    Montgomery Variable Series - Emerging Markets: seeks capital appreciation,  which  under  normal  conditions  it seeks by
  EMERGING          investing  at  least  65%  of its  total  assets  in  equity                                    Montgomery Asset
   MARKETS          securities  of  companies  in  countries   having   emerging                                    Management, L.P.
                    markets. Under normal conditions, investments are
                    maintained in at least six emerging market  countries
                    at all times and no more than 35% of total assets
                    are invested in any one emerging market country.
------------------- ------------------------------------------------------------------------------------------------ ---------------

WHAT ARE THE FIXED INVESTMENT OPTIONS?
We offer fixed investment options of different durations during the accumulation phase. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.

Fixed Allocations are currently not available in the state of Maryland, Nevada, Oregon, Utah and Washington.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

We may reduce or eliminate the amount of the Annual Maintenance Fee when Annuities are sold to individuals or a group of individuals in a manner that reduces our maintenance expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where maintenance expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we eliminate or reduce the Annual Maintenance Fee.

Optional Death Benefits: If you elect to purchase one of the Optional Death Benefits, we will deduct a charge from your Account Value on the anniversary of your Annuity's Issue Date or, under certain circumstances on a date other than the anniversary date. Please refer to the section entitled "Death Benefit" for a description of the charge for each Optional Death Benefit.

Transfer Fee: You may make twelve (12) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twelfth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging program when we count the twelve free transfers. Transfers made as part of a rebalancing, market timing or third party investment advisory service will be subject to the twelve-transfer limit. However, all transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twelve free transfers.

Tax Charges: Several states and some municipalities charge premium taxes or similar taxes. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2%. We generally will deduct the amount of tax payable at the time the tax is imposed, but may also decide to deduct tax charges from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance Charge: We deduct an Insurance Charge daily against the average daily assets allocated to the Sub-accounts. The charge is equal to 1.40% on an annual basis. This charge is for insurance benefits, including the Annuity's basic death benefit that provides guaranteed benefits to your beneficiary even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the administrative and non-mortality expenses under this Annuity are incorrect. The Insurance Charge is not deducted against assets allocated to a fixed investment option. We may increase the portion of the Insurance Charge for administrative costs. However, any increase will only apply to Annuities issued after the date of the increase.

We may reduce the portion of the Insurance Charge for administrative costs when Annuities are sold to individuals or a group of individuals in a manner that reduces our administrative expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments; and/or (d) other transactions where administration expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
We take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. No specific fee or expenses are deducted when determining the rate we credit. Any Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals or surrender from a Fixed Allocation.

WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYOUT?
In certain states a tax is due if and when you exercise your right to receive periodic annuity payments. We do not deduct any specific charges during the payout period. However, the amount payable will depend on the applicable jurisdiction and on the annuity payment option you select. If you select an option that guarantees payment for life, then the payment amount also will depend on your age and, where permitted by law, your gender. In all cases, the amount of each payment will depend on the Account Value of your Annuity when you elect to begin annuity payments.

PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

Minimum Initial Purchase Payment: You must make a minimum initial Purchase Payment of $15,000. However, if you decide to make payments under a systematic investment or "bank drafting" program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $15,000 in total Purchase Payments.

Age Restrictions: There is no age restriction to purchase the Annuity. However, the basic Death Benefit provides greater protection for a period of ten (10) years from the Issue Date but not beyond age 90.

Owner, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

|X| Owner: The Owner(s) holds all rights under the Annuity. You may name more than one Owner in which case all ownership rights are held jointly.
     However, this Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
|X| Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.
|X| Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. If no beneficiary is named the death benefit will be paid to you or your estate.

You should seek competent tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
|X| a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
|X| a new Annuitant subsequent to the Annuity Date if the annuity option selected includes a life contingency;
|X| a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X| a change in Beneficiary if the Owner had previously made the designation irrevocable.

Spousal Owners/Spousal Beneficiaries
If an Annuity is owned jointly by spouses, the death benefit will be payable upon the death of the first spouse. However, if the sole primary Beneficiary is designated as one of the following: "surviving spouse";
|X| each spouse named individually upon the death of the other; or |X| a designation which we, in our sole discretion, determine to be of similar intent; then

upon the death of either Owner, the surviving spouse may elect to be treated as the Owner and continue the Annuity, subject to its existing terms and conditions, instead of taking the Death Benefit.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?

(The right to return the Annuity is referred to as the "free-look" right or "right to cancel.")

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a free-look period. Depending on the state in which you purchased your Annuity, the free-look period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. If you free-look your Annuity, we will refund your current Account Value plus any tax charge deducted. This amount may be higher or lower than your original Purchase Payment. Certain states require that we return your current Account Value or the amount of your initial Purchase Payment, whichever is greater. The same rule applies to an Annuity that is purchased as an IRA. In those states where we are required to return the greater of your Purchase Payment or Account Value, we will allocate your Account Value to the WF LAT Trust Money Market Sub-account during the free-look period and for a reasonable additional amount of time to allow for delivery of your Annuity. If you free-look your Annuity, we will not return any additional amounts we applied to your Annuity based on your Purchase Payments.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
The minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in "Auto Saver" or a periodic purchase payment program. An additional Purchase Payment will be returned if we have not received written allocation instructions.

MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". We call our bank drafting program "Auto Saver". Purchase Payments made through bank drafting may only be allocated to the variable investment options. Bank drafting allows you to invest in an Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $15,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of plans. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $15,000.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase Payment: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. On your application we ask you to provide us with instructions for allocating your Account Value. You can allocate Account Value to one or more variable investment options or Fixed Allocations. In those states where we are required to return your Purchase Payment if you elect to "free-look" your Annuity, we initially allocate all amounts that you choose to allocate to the variable investment options to the WF LAT Trust Money Market Sub-account. At the end of the "free-look" period we will reallocate your Account Value according to your most recent allocation instructions. Where permitted by law, we will allocate your Purchase Payments according to your initial instructions, without temporarily allocating to the WF LAT Trust Money Market Sub-account. To do this, we will ask that you execute our form called a "return waiver" that authorizes us to allocate your Purchase Payment to your chosen Sub-accounts immediately. If you submit the "return waiver" and then decide to return your Annuity during the free-look period, you will receive your current Account Value which may be more or less than your initial Purchase Payment (see "May I Return the Annuity if I Change my Mind?").

Subsequent Purchase Payments: We will allocate any additional Purchase Payments you make according to your most recent allocation instructions. If any rebalancing, asset allocation or market timing programs are in effect, the allocation must conform with such a program. We assume that your current allocation instructions are valid for subsequent Purchase Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation. We currently limit the number of Sub-accounts you can invest in at any one time to ten (10). However, you can invest in an unlimited number of Fixed Allocations. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred.

We will charge $10.00 for each transfer after the twelfth (12th) in each Annuity Year, including transfers made as part of any rebalancing, market timing, asset allocation or similar program which you have authorized. Transfers made as part of a dollar cost averaging program do not count toward the twelve free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge.

We reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive trading or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by one or more of the Portfolios that the purchase or redemption of shares must be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on the share prices of affected Portfolios. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. Under such a circumstance, we will process transfers according to our rules then in effect and provide notice if the transfer request was denied. If a transfer request is denied, a new transfer request may be required.

DO YOU OFFER DOLLAR COST AVERAGING?
Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount each month from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. Dollar Cost Averaging allows you to invest regularly each month, regardless of the current unit value (or price) of the Sub-account(s) you invest in. This enables you to purchase more units when the market price is low and fewer units when the market price is high. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

You must have a minimum Account Value of at least $10,000 to enroll in a Dollar Cost Averaging program.

You  can  Dollar  Cost  Average  from  variable   investment  options  or  Fixed
Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

|X| You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X| You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X| Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

We may credit additional amounts to your Account Value if you allocate Purchase Payments to Fixed Allocations as part of a dollar cost averaging program. Any such offer is at our sole discretion and may be cancelled at any point. Specific rules may also apply including a change to the MVA formula. For more information see "Additional Amounts in the Fixed Allocation."

DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
Yes. During the accumulation period, we offer automatic rebalancing among the variable investment options you choose. You can choose to have your Account Value rebalanced quarterly, semi-annually, or annually. On the appropriate date, your variable investment options are rebalanced to the allocation percentages you request. For example, over time the performance of the variable investment options will differ, causing your percentage allocations to shift. With automatic rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. If you request a transfer from or into any variable investment option participating in the automatic rebalancing program, we will assume that you wish to change your rebalancing percentages as well, and will automatically adjust the rebalancing percentages in accordance with the transfer unless we receive alternate instructions from you.

You must have a minimum Account Value of at least $10,000 to enroll in automatic rebalancing. All rebalancing transfers made on the same day as part of an automatic rebalancing program are considered as one transfer when counting the number of transfers each year toward the maximum of 12 free transfers.

DO YOU OFFER A PROGRAM TO BALANCE FIXED AND VARIABLE INVESTMENTS?
Some investors wish to invest in the variable investment options but also wish to protect a portion of their investment from market fluctuations. We offer a balanced investment program where a portion of your Purchase Payment is allocated to a Fixed Allocation for a Guarantee Period that you select and the remaining Account Value is allocated to the variable investment options that you select. The amount that we allocate to the Fixed Allocation is the amount (not including any additional amounts we applied to your Annuity based on your Purchase Payments) that will grow to a specific "principal amount" such as your initial Purchase Payment. We determine the amount based on the rates then in effect for the Guarantee Period you choose. If no amounts are transferred or withdrawn from the Fixed Allocation, at the end of the Guarantee Period, it will have grown to equal the "principal amount". The remaining Account Value that was not allocated to the Fixed Allocation can be allocated to any of the Sub-accounts that you choose. Account Value allocated to the variable investment options is subject to market fluctuations and may increase or decrease in value.

Example
Assume you have $100,000 to invest. You choose to allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 4.24%*. Based on the chosen Guarantee Period and interest rate, the factor for determining how much of your Account Value can be allocated to the Fixed Allocation is 0.660170. That means that $66,017 will be allocated to the Fixed Allocation and the remaining Account Value ($33,983) will be allocated to the variable investment options. Assuming that you do not make any withdrawals from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.

* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration. The hypothetical values in this example do not include the amount of any Target Value Credits that may apply.

We may credit additional amounts to Fixed Allocations if you allocate Purchase Payments in accordance with the balanced investment program we offer. Any such offer is at our sole discretion and may be cancelled at any point. Specific rules may also apply, including a change to the MVA formula. For more information see "Additional Amounts in the Fixed Allocations."

MAY I AUTHORIZE MY FINANCIAL REPRESENTATIVE TO MANAGE MY ACCOUNT?
You may authorize your financial representative to decide on the allocation of your Account Value and to make financial transactions between investment options, subject to our rules. However, we can suspend or cancel these privileges at any time. We will notify you if we do. We may restrict the available investment options if you authorize a financial representative to make transfers for you. We do this so that no financial representative is in a position to control transfers of large amounts of money for multiple clients into or out of any of the underlying portfolios that have expressed concern about movement of a large proportion of a portfolio's assets.

We or an affiliate of ours may provide administrative support to financial representatives who make transfers on your behalf. These financial representatives may be firms or persons who also are appointed by us as authorized sellers of the Annuity. However, we do not offer you advice about how to allocate your Account Value under any circumstance. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any recommendations such financial representatives make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

HOW DO THE FIXED INVESTMENT OPTIONS WORK?
(Fixed Allocations may not be available in all states and may not be available in certain durations.)

Fixed Allocations currently are offered with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. We credit the fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. To inquire as to the current rates for Fixed Allocations, please call 1-800-680-8920.

A Guarantee Period for a Fixed Allocation begins:
|X| when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X| upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X| when a Guarantee Period attributable to a Fixed Allocation "renews" after its Maturity Date.

To the extent permitted by law, we may increase interest rates offered to a class of Owners who choose to participate in various services we make available. This may include, but is not limited to, Owners who elect to use dollar cost averaging from Fixed Allocations (see "Do You Offer Dollar Cost Averaging?") or the balanced investment program (see "Do You Offer a Program to Balance Fixed and Variable Investments?"). Any such program is at our sole discretion.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition.

We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
If you transfer or withdraw Account Value from a Fixed Allocation before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The Market Value Adjustment formula compares the interest rates credited for Fixed Allocations at the time you invested, to interest rates being credited when you make a transfer or withdrawal. The amount of any Market Value Adjustment can be either positive or negative, depending on the rates that are currently being credited on Fixed Allocations.

MVA Formula
The MVA formula is applied separately to each Fixed Allocation. The formula is as follows:

                           [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the fixed interest rate we guaranteed to credit to the Fixed Allocation as of its starting date;

                  J is the fixed interest rate for your class of annuities at the time of the withdrawal for a new Fixed Allocation with a Guarantee Period equal to the remaining number of years in your original Guarantee Period;

                  N is the number of months remaining in the original Guarantee Period.

If you surrender your Annuity under the "free-look" provision, the MVA formula is [(1 + I)/(1 + J)]N/12.

If the transfer or withdrawal does not occur on the yearly or monthly anniversary of the beginning of the Fixed Allocation, the numbers used in 'J' and 'N' will be rounded to the next highest integer.

MVA Examples
The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

|X| You allocate $50,000 into a Fixed Allocation with a Guarantee Period of 5 years.
|X|  The interest rate for your Fixed Allocation is 5.0% (I = 5.0%).
|X| You make no withdrawals or transfers until you decided to withdraw the entire Fixed Allocation after exactly three (3) years, therefore 24 months remain before the Maturity Date (N = 24).

Example of Positive MVA
Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 3.5% (J = 3.5%). Based on these assumptions, the MVA would be calculated as follows:

        MVA Factor = [(1+I)/(I+J+0.0010)] N/12 = [1.05/1.036]2 = 1.027210
                            Interim Value = $57881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,456.20.

Example of Negative MVA
Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 6.0% (J = 6.0%). Based on these assumptions, the MVA would be calculated as follows:

        MVA Factor = [(1+I)/(1+J+0.0010)]N/12 = [1.05/1.061)]2 = 0.979372
                            Interim Value = $57881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,687.28.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. On the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, it will be renewed for a Fixed Allocation of the same duration if then available. We will notify you 60 days before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

ADDITIONAL AMOUNTS IN THE FIXED ALLOCATIONS
If you allocate Account Value to the Fixed Allocations and participate in certain programs we offer to help you to manage your Annuity's Account Value, under certain circumstances we may apply Additional Amounts to your Account Value allocated to the Fixed Allocation. Additional Amounts may be offered at any time at our sole discretion. When offered, Additional Amounts are provided from our general account.

Any program to provide Additional Amounts to Fixed Allocations are subject to the following rules:

|X| Additional Amounts are only offered if you participate in a balanced investment program (see "Do you offer a program to balance fixed and variable investment options?") or dollar cost averaging (see " Do you offer Dollar Cost Averaging?").
|X| Additional Amounts are only available on initial or additional Purchase Payments. Account Value transferred to a Fixed Allocation for use in the applicable programs will not receive the Additional Amounts. Additional Amounts are not available on an Annuity that is issued following an exchange of another annuity issued by us.
|X| You may not withdraw any Additional Amounts under the Free Withdrawal provision without assessment of the contingent deferred sales charge (see "Can I make withdrawals from my Annuity without a CDSC?).
|X| If Additional Amounts are applied to a Fixed Allocation, the MVA formula is revised as follows:

                           [(1+I) / (1+J+0.0020)]N/12

         Please refer to the section of the Prospectus entitled "How does the Market Value Adjustment Work?" for a discussion of the MVA formula.

|X| We do not consider Additional Amounts as "investment in the contract" for income tax purposes.
|X| We may require that you allocate Account Value to a Fixed Allocation with a Guarantee Period of certain duration (i.e. 10 years).
|X| Specific rules apply in relation to the duration of the Guarantee Period you must choose to be eligible to receive any Additional Amounts, and the date on which we allocate any Additional Amounts to the Fixed Allocation and begin crediting interest on the Additional Amount.

AMERICAN SKANDIA'S PERFORMANCE ADVANTAGE

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This benefit is being offered as of May 15, 1999 in those jurisdictions where we have received regulatory approvals. Certain terms and conditions may differ between jurisdictions once approved.
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Do you provide any guarantees on my investment?
The Annuity provides variable  investment options and fixed investment  options.
Only the fixed investment options provide a guaranteed return on your investment, subject to certain terms and conditions. However, your Annuity includes a feature at no additional cost that provides certain benefits if your Account Value has not reached or exceeded a "target value" on its 10th anniversary. If, on the 10th anniversary of your Annuity's Issue Date, your Account Value has not reached the target value (as defined below) you can choose either of the following benefits:

|X| You may continue your Annuity without electing to receive Annuity payments and receive an annual credit to your Account Value payable until you begin receiving Annuity payments. The credit is equal to 0.25% of the average of your Annuity's Account Value for the preceding four complete calendar quarters. This credit is applied to your investment options pro-rata based on the allocation of your then current Account Value.

|X| You may begin receiving Annuity payments within one year and accept a one-time credit to your Annuity equal to 10% of the net of the Account Value on the 10th anniversary of its Issue Date minus the sum of all Purchase Payments allocated in the prior five years. The annuity option you select must initially guarantee payments for not less than seven years.

Following the 10th anniversary of your Annuity's Issue Date, we will inform you if your Account Value did not meet or exceed the Target Value. We will assume that you have elected to receive the annual credit to your Account Value unless, not less than 30 days prior to the next anniversary of the Annuity, we receive at our home office your election to begin receiving Annuity payments.

Certain provisions of this benefit and of the Target Value Credits described below may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.

What is the "Target Value" and how is it calculated?
The Target Value is a tool used to determine whether you are eligible to elect either of the benefits described above. The Target Value does not impact the Account Value available if you surrender your Annuity or make a partial withdrawal and does not impact the Death Benefit available to your Beneficiary(ies). The Target Value assumes a rate of return over ten (10) Annuity Years that will allow your initial investment to double in value, adjusted for any withdrawals and/or additional Purchase Payments you make during the 10 year period. We calculate the "Target Value" as follows:

1. Accumulate the initial Purchase Payment at an annual interest rate of 7.2% until the 10th anniversary of the Annuity's Issue Date; plus

2. Accumulate any additional Purchase Payments at an annual interest rate of 7.2% from the date applied until the 10th anniversary of the Annuity's Issue Date; minus

3. Each "proportional reduction" resulting from any withdrawal, accumulating at an annual interest rate of 7.2% from the date the withdrawal is processed until the 10th anniversary of the Annuity's Issue Date. We determine each "proportional reduction" by determining the percentage of your Account Value then withdrawn and reducing the Target Value by that same percentage. We include any withdrawals under your Annuity in this calculation, as well as the charge we deduct for any optional benefits you elect under the Annuity, but not the charge we deduct for the Annual Maintenance Fee or the Transfer Fee.

Examples
1. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. The Target Value on the 10th anniversary of your Annuity's Issue Date would be $20,042, assuming no withdrawals are made. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period.

2. Assume you make an initial Purchase Payment of $10,000 and make no further Purchase Payments. Assume at the end of Year 6, your Account Value has increased to $15,000 and you make a withdrawal of 10% or $1,500. The Target Value on the 10th anniversary would be $18,722. This is equal to $10,000 accumulating at an annual rate of 7.2% for the 10-year period, minus the proportional reduction accumulating at an annual interest rate of 7.2%.

Can I restart the 10-year Target Value calculation?
Yes, you can elect to lock in the growth in your Annuity by "restarting" the 10-year period on any anniversary of the Issue Date. If you elect to restart the calculation period, we will treat your Account Value on the restart date as if it was your Purchase Payment when determining if your Annuity's Account Value meets or exceeds the Target Value on the appropriate tenth (10th) anniversary. You may elect to restart the calculation more than once, in which case, the 10-year calculation period will begin on the date of the last restart date. We must receive your election to restart the calculation at our home office not later than 30 days after each anniversary of the Issue Date.

What are Target Value Credits?
Target Value Credits are additional amounts that we apply to your Account Value to increase the likelihood that your Account Value will meet or exceed the Target Value. Target Value Credits are payable on all Purchase Payments applied before the first anniversary of the Issue Date of your Annuity.

The amount of the Target Value Credit is equal to 1.0% of each qualifying Purchase Payment. Target Value Credits are only payable on qualifying Purchase Payments if the Owner(s) of the Annuity is(are) less than age 81 on its Issue Date. If the Annuity is owned by an entity, the age restriction applies to the age of the Annuitant on the Issue Date. The Target Value Credit is payable from our general account and is allocated to the investment options in the same ratio that the qualifying Purchase Payment is allocated.

Target Value Credits will not be available if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, of an Annuity we issued that has the same or a similar benefit.

Recovery of Target Value Credits

We can recover the amount of any Target Value Credit under the following circumstances:
1. If you surrender your Annuity before the 10th anniversary of the Issue Date of the Annuity.
2. If you elect to begin receiving Annuity payments before the first anniversary of the Issue Date.
3.   If a person on whose life we pay the Death Benefit dies,
(a) within 12 months after the date a Target Value Credit was allocated to your Account Value; or
(b) within 10 years after the date a Target Value Credit was allocated to your Account Value if any owner was over age 70 on the Issue Date, or, if the Annuity was then owned by an entity, the Annuitant was over age 70 on the Issue Date.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
During the accumulation phase you can access your Account Value through Partial Withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. There is no Contingent Deferred Sales Charge applied upon withdrawal or surrender. However, we may apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. We may also recover the amount of any Target Value Credits upon surrender. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period
A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period
During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time you receive the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?
Yes, you can make a withdrawal during the accumulation phase. We call this a "Partial Withdrawal." The amount that you may withdraw will equal your Surrender Value as of the date we process the withdrawal request. There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal. After any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity.
The minimum Partial Withdrawal you may request is $100.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount.

Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Account Value of your Annuity must be at least $20,000 before we will allow you to begin a program of Systematic Withdrawals.

The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b) or 408 of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code.

If you request, we will calculate the annual required Minimum Distribution under your Annuity. The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. We may charge you for calculating required Minimum Distributions. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
Yes. During the accumulation phase you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?
Annuity payments can be guaranteed for the life of the Annuitant, for the life of the Annuitant with a certain period guaranteed, or for a certain fixed period of time with no life contingency. We currently make available fixed payments and adjustable payments. However, adjustable annuity payments may not be available on your Annuity Date.

You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. You may change your choices up to 30 days before the Annuity Date. Any change to these options must be in writing. The Annuity Date must be the first or the fifteenth day of a calendar month. A maximum Annuity Date may be required by law.

We currently offer the following Annuity Payment Options. Additional Annuity Payment Options may be offered in the future.

Key Life: is the person or persons upon whose life annuity payments with a life contingency are based.

Option 1
Payments for Life: Under this option, income is payable periodically until the death of the "key life". No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

Option 2
Payments for Life with 10, 15, or 20 Years Certain: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (10, 15, or 20 years), the remaining payments are paid to the Beneficiary until the end of such period.

Option 3
Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable.

Option 4
Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
If you have not provided us with your Annuity Date or Annuity Payment Option in writing, then:

|X| the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and

|X| the Annuity Payments, where allowed by law, will be fixed monthly payments for life with 10 years certain (See Option 2).

If you have not made an election prior to death benefit proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the annuity payment options. However, if you made an election, the Beneficiary may not alter such election.

HOW ARE ANNUITY PAYMENTS CALCULATED?
The first annuity payment varies according to the annuity payment option and payment frequency selected. The first payment is determined by multiplying the Account Value plus any additional amounts applied by us under the Performance Advantage benefit by the factor determined from our table of annuity rates. Your Account Value will be determined as of the close of business on the fifteenth day preceding the Annuity Date, plus interest at not less that 3% per year from such date to the Annuity Date. The table of annuity rates differ based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life.

Otherwise, the rates will differ according to the gender of the key life.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
The Annuity provides a Death Benefit during its accumulation phase. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

DEATH BENEFIT OPTIONS
Your Annuity provides a "basic" Death Benefit at no additional charge and also offers two different optional Death Benefits that can be purchased for an additional charge. Under certain circumstances, your Death Benefit may be reduced by the amount of any Target Value Credits we applied to your Purchase Payments. (see "Recovery of Target Value Credits")

Basic Death Benefit
The basic Death Benefit depends on the decedent's age on the date of death:

If death occurs before the earlier of the decedent's age 90 or the end of the tenth Annuity Year: The Death Benefit is the greater of:

|X| The sum of all Purchase Payments less the sum of all withdrawals; and

|X| The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

If death occurs after the earlier of the  decedent's age 90 or the tenth Annuity
Year: The Death Benefit is your Account Value.


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The  Optional  Death  Benefits  are being  offered  as of May 15,  1999 in those jurisdictions where we have received regulatory approval. Certain terms and conditions may differ between jurisdictions once approved.
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Optional Death Benefits
We offer two optional Death Benefits to provide an enhanced level of protection for your beneficiaries. Currently, these benefits are only offered and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase either of the optional Death Benefits subject to our rules.

If the Annuity has one Owner, the Owner must be age 80 or less at the time either optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

Key Terms Used with the Optional Death Benefits

|X| The Death Benefit Target Date is the contract anniversary on or after the 80th birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

|X|  The  Highest   Anniversary   Value  equals  the  highest  of  all  previous
     "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".

|X| The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all Purchase Payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.

|X| A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by Purchase Payments increasing at the appropriate interest rate by 20%.

|X| The Assumed Accumulation Rate is the rate of interest that we will apply to your Purchase Payments only for purposes of calculating this benefit The Assumed Accumulation Rate is different depending on which Optional Death Benefit you select as shown below:

                  --------------------------- ------------------------
                           Option 1                  Option 2
                        5.0% per year              7.2% per year
                  --------------------------- ------------------------

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Certain terms and conditions may differ if you purchase your Annuity as part of an exchange, replacement or transfer, in whole or in part, from any other Annuity we issue.
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Calculation of Optional Death Benefits
The optional Death Benefit calculations depend on whether death occurs before or after the Death Benefit Target Date.

Annuities with one Owner
The optional Death Benefits are calculated as follows:

         If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and
2. the sum of all Purchase Payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at the applicable Assumed Accumulation Rate for the option you elect, subject to a limit of 200% of the difference between the sum of all Purchase Payments and the sum of all withdrawals as of the Owner's date of death; and
3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Item 1 & 3 above may be reduced by any Target Value Credits under certain circumstances.

If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and
2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

The amount calculated in Item 1 above may be reduced by any Target Value Credits under certain circumstances.

Annuities with joint Owners
For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity.

Annuities owned by entities
For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

Examples of Optional Death Benefit Calculation
The following are examples of how the Optional Death Benefits are calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

Example of market increase greater than Assumed Accumulation Rate
Assume that the Owner's Account Value has generally been increasing. On the date we receive due proof of death (the Owner's 58th birthday), the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior
Purchase Payments increased by 5.0% annually ($73,872.77 - Option 1) or 7.2% annually for ($87,202.36 - Option 2).

Example of market decrease
Assume  that the  Owner's  Account  Value  generally  increased  until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death (the Owner's 58th birthday), the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior Purchase Payments increased by 5.0% annually ($73872.77 - Option 1) or 7.2% annually for ($87202.36 - Option 2) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

Example of Highest Anniversary Value
Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value was $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death (the Owner's 58th birthday). The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior Purchase Payments increased by 5.0% annually ($73,872.77 - Option 1) or 7.2% annually for ($87,202.36 - Option 2).

How much do you charge for the optional death benefits?
We deduct a charge from your Account Value if you elect to purchase either Optional Death Benefit. For Option 1, each deduction is 0.35% of the then current Death Benefit when the deduction is taken. For Option 2, each deduction is 0.55% of the then current Death Benefit when the deduction is taken. No charge applies after the Annuity Date.

We deduct the charge:
1.       on each anniversary of the Issue Date;
2. when Account Value is transferred to our general account prior to the Annuity Date;
3.       if you surrender your Annuity; and
4.       if you choose to terminate the benefit.

If you surrender the Annuity, elect to begin receiving Annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge would be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

Are there any exceptions to these rules for paying the Death Benefit?
Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any minimum Death Benefit that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

What options are available to my Beneficiary upon my death?
|X| During the accumulation period, if you die and the sole Beneficiary is your spouse, then your spouse may elect to be treated as the current Owner. The Annuity can be continued, subject to its terms and conditions, in lieu of receiving the death benefit. Your spouse may only assume ownership of the Annuity if he or she is designated as the sole primary Beneficiary.

|X|    In the event of your death, the death benefit must be distributed within:
(a)           five years of the date of death; or
(b) over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

When do you determine the Death Benefit?
We determine the amount of the death benefit as of the date we receive "due proof of death" and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death.

We will require written acknowledgment of all named Beneficiaries before we can determine the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?
During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value includes any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. When determining the Account Value on a day other than a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is equal to your Account Value minus the Annual Maintenance Fee and any additional amounts we applied to your Purchase Payments that we are entitled to recover upon surrender of your Annuity. The Surrender Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-Account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuate with the market fluctuations of the Portfolios. The value of the Units also reflect the daily accrual for the Insurance Charge.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?
During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) days after we receive all of our requirements to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) days. During any period that we are trying to obtain the required information, your money is not invested.

Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory instructions.

Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, rebalancing, or asset allocation program, Systematic Withdrawals, Minimum Distributions or Annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office in good order.

Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all materials we require for such transaction and that are satisfactory to us.

TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?
Following is a brief summary of some of the Federal tax considerations relating to this Annuity. However, since the tax laws are complex and tax consequences are affected by your individual circumstances, this summary of our interpretation of the relevant tax laws is not intended to be fully comprehensive nor is it intended as tax advice. Therefore, you may wish to consult a professional tax advisor for tax advice as to your particular situation.

HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?
The Separate Accounts are taxed as part of American Skandia. American Skandia is taxed as a life insurance company under Part I, subchapter L of the Code. No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Accounts with respect to the Annuities.

IN GENERAL, HOW ARE ANNUITIES TAXED?
Section 72 of the Code governs the taxation of annuities in general. Taxation of the Annuity will depend in large part on:

1.       whether the Annuity is used by:
|X| a qualified pension plan, profit sharing plan or other retirement arrangement that is eligible for special treatment under the Code (for purposes of this discussion, a "Qualified Contract"); OR
|X| an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and

2.       whether the Owner is:
|X|      an individual person or persons; or
|X|      an entity including a corporation, trust or partnership.

Individual Ownership: If one or more individuals own an Annuity, the Owner of the Annuity is generally not taxed on any increase in the value of the Annuity until an amount is received (a "distribution"). This is commonly referred to as "tax deferral". A distribution can be in the form of a lump sum payment including payment of a Death Benefit, or in annuity payments under one of the annuity payment options. Certain other transactions may qualify as a distribution and be subject to taxation.

Entity Ownership: If the Annuity is owned by an entity and is not a Qualified Contract, generally the Owner of the Annuity must currently include any increase in the value of the Annuity during a tax year in its gross income. An exception from current taxation applies for annuities held by a structured settlement company, by an employer with respect to a terminated tax-qualified retirement plan, a trust holding an annuity as an agent for a natural person, or by a decedent's estate by reason of the death of the decedent. A tax-exempt entity for Federal tax purposes will not be subject to income tax as a result of this provision.

HOW ARE DISTRIBUTIONS TAXED?
Distributions from an Annuity are taxed as ordinary income and not as capital gains.

Distributions Before Annuitization: Distributions received before annuity payments begin are generally treated as coming first from "income on the contract" and then as a return of the "investment in the contract". The amount of any distribution that is treated as receipt of "income on the contract" is includible in the taxpayer's gross income and taxable in the year it is received. The amount of any distribution treated as a return of the "investment in the contract" is not includible in gross income.

|X| "Income on the contract" is calculated by subtracting the taxpayer's "investment in the contract" from the aggregate value of all "related contracts" (discussed below).
|X| "Investment in the contract" is equal to total purchase payments for all "related contracts" minus any previous distributions or portions of such distributions from such "related contracts" that were not includible in gross income. "Investment in the contract" may be affected by whether an annuity or any "related contract" was purchased as part of a tax-free exchange of life insurance or annuity contracts under Section 1035 of the Code. Unless "after-tax" or non-deductible contributions have been made to a Qualified Contract, the "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes.

Distributions After Annuitization: A portion of each annuity payment received on or after the Annuity Date will generally be taxable. The taxable portion of each annuity payment is determined by a formula which establishes the ratio that the "investment in the contract" bears to the total value of annuity payments to be made. This is called the "exclusion ratio." The investment in the contract is excluded from gross income. Any additional payments received that exceed the exclusion ratio will be entirely includible in gross income. The formula for determining the exclusion ratio differs between fixed and variable annuity payments. When annuity payments cease because of the death of the person upon whose life payments are based and, as of the date of death, the amount of annuity payments excluded from taxable income by the exclusion ratio does not exceed the "investment in the contract," then the remaining portion of unrecovered investment is allowed as a deduction in the tax year of such death.

Penalty Tax on Distributions: Generally, any distribution from an annuity not used in conjunction with a Qualified Contract (Qualified Contracts are discussed below) is subject to a penalty equal to 10% of the amount includible in gross income. This penalty does not apply to certain distributions, including:

|X|  Distributions made on or after the taxpayer has attained age 59 1/2;
|X| Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant,;
|X|  Distributions attributable to the taxpayer's becoming disabled;
|X| Distributions which are part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's Beneficiary);
|X| Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982;
|X|  Payments under an immediate annuity as defined in the Code;
|X| Distributions under a qualified funding asset under Code Section 130(d); or |X| Distributions from an annuity purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service.

Special rules applicable to "related contracts": Contracts issued by the same insurer to the same contract owner within the same calendar year (other than certain contracts owned in connection with a tax-qualified retirement arrangement) are to be treated as one annuity contract when determining the taxation of distributions before annuitization. We refer to these contracts as "related contracts." In situations involving related contracts we believe that the values under such contracts and the investment in the contracts will be added together to determine the proper taxation of a distribution from any one contract described under the section "Distributions before Annuitization." Distributions will be treated as coming first from income on the contract until all of the income on all such related contracts is withdrawn, and then as a return of the investment in the contract. There is some uncertainty regarding the manner in which the Internal Revenue Service would view related contracts when one or more contracts are immediate annuities or are contracts that have been annuitized. The Internal Revenue Service has not issued guidance clarifying this issue as of the date of this Prospectus. You are particularly cautioned to seek advice from your own tax advisor on this matter.

Special concerns regarding "substantially equal periodic payments": (also known as "72(t) distributions") Any modification to a program of distributions which are part of a series of substantially equal periodic payments that occur before the later of the taxpayer reaching age 59 1/2 or 5 years from the first of such payments will result in the requirement to pay the taxes that would have been due had the payments been treated as subject to tax in the years received, plus interest. This does not apply when the modification is due by reason of death or disability. It is our understanding that the Internal Revenue Service may not consider a scheduled series of distributions to qualify under Sections 72(q) or 72(t) if the holder of the annuity retains the right to modify such distributions at will, even if such right is not exercised, or, for a variable annuity, depending on how payments are structured.

Special concerns regarding immediate annuities: The Internal Revenue Service has ruled that the exception to the 10% penalty described above for "non-qualified" immediate annuities as defined under the Code may not apply to annuity payments under a contract recognized as an immediate annuity under state insurance law obtained pursuant to an exchange of a contract if: (a) purchase payments for the exchanged contract were contributed or deemed to be contributed more than one year prior to the first annuity payment payable under the immediate annuity; and
(b) the annuity payments under the immediate annuity do not meet the requirements of any other exception to the 10% penalty. It is unclear whether the exception to the 10% penalty applies to annuity payments where the purchase payment originates from a deferred annuity contract established as a result of an exchange if: (a) purchase payments for the exchanged contract were contributed or are deemed to be contributed more than one year prior to the first annuity payment pursuant to the deferred annuity contract; or (b) the annuity payments pursuant to the deferred annuity do not meet the requirements of any other exception to the 10% penalty.

Special rules in relation to tax-free exchanges under Section 1035: Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any distributions other than as annuity payments will be considered to come:

|X| First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity;
|X| Then, from any "income on the contract" that is attributable to the purchase payments made prior to August 14, 1982 (including income on such original purchase payments after the exchange);
|X| Then, from any remaining "income on the contract"; and |X| Lastly, from the remaining "investment in the contract."

Therefore, to the extent a distribution is equal to or less than the investment in the contract made prior to August 14, 1982, such amounts are not included in taxable income. Further, distributions received that are considered to be a return of investment on the contract from purchase payments made prior to August 14, 1982, such distributions are not subject to the 10% tax penalty. In all other respects, the general provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?
An annuity may be suitable as a funding vehicle for various types of tax-qualified retirement plans. We have provided summaries of the types of tax-qualified retirement plans with which we may issue an Annuity. These summaries provide general information about the tax rules and are not intended to be complete discussions. The tax rules regarding qualified plans are complex. These rules may include limitations on contributions and restrictions on distributions, including additional taxation of distributions and additional penalties. The terms and conditions of the tax-qualified retirement plan may impose other limitations and restrictions that are in addition to the terms of the Annuity. The application of these rules depends on individual facts and circumstances. Before purchasing an Annuity for use in a qualified plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment. American Skandia does not offer all of its annuities to all of these types of tax-qualified retirement plans.

Corporate Pension and Profit-sharing Plans: Annuities may be used to fund employee benefits of various corporate pension and profit-sharing plans established by corporate employers under Sections 401(a) and 401(k) of the Code. Contributions to such plans are not taxable to the employee until distributions are made from the retirement plan. The Code imposes limitations on the amount that may be contributed and the timing of distributions. The tax treatment of distributions is subject to special provisions of the Code, and also depends on the design of the specific retirement plan. There are also special requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

H.R. 10 Plans: Annuities may also be used to fund benefits of retirement plans established by self-employed individuals for themselves and their employees. These are commonly known as "H.R. 10 Plans" or "Keogh Plans". These plans are subject to most of the same types of limitations and requirements as retirement plans established by corporations. However, the exact limitations and requirements may differ from those for corporate plans.

Tax Sheltered Annuities: Under Section 403(b) of the Code a tax sheltered annuity ("TSA") is a contract into which contributions may be made by certain qualifying employers such as public schools and certain charitable, educational and scientific organizations specified in Section 501(c)(3) for the benefit of their employees. Such contributions are not taxable to the employee until distributions are made from the TSA. The Code imposes limits on contributions, transfers and distributions. Nondiscrimination requirements also apply.

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Under a TSA, you may be prohibited from taking distributions from the contract attributable to contributions made pursuant to a salary reduction agreement unless the distribution is made:
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|X|      After the participating employee attains age 59 1/2;
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|X|      Upon separation from service, death or disability; or
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|X|      In the case of financial hardship (subject to restrictions).
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Section 457 Plans: Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax exempt employers for their employees may invest in annuity contracts. The Code limits contributions and distributions, and imposes eligibility requirements as well. Contributions are not taxable to employees until distributed from the plan. However, plan assets remain the property of the employer and are subject to the claims of the employer's general creditors until such assets are made available to participants or their beneficiaries.

Individual Retirement Programs or "IRAs": Section 408 of the Code allows eligible individuals to maintain an individual retirement account or individual retirement annuity ("IRA"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible to establish an IRA and the time when distributions must commence. Further, an Annuity may be used to "roll-over" distributions from certain tax-qualified retirement plans and maintain their tax-deferral.

Roth IRAs: A form of IRA is also available called a "Roth IRA". Contributions to a Roth IRA are not tax deductible. However, distributions from a Roth IRA are free from Federal income taxes and are not subject to the 10% penalty tax if five (5) tax years have passed since the first contribution was made or any conversion from a traditional IRA was made and the distribution is made (a) once the taxpayer is age 59 1/2 or older, (b) upon the death or disability of the taxpayer, or (c) for qualified first-time home buyer expenses, subject to certain limitations. Distributions from a Roth IRA that are not "qualified" as described above may be subject to Federal income and penalty taxes.

Purchasers of IRAs and Roth IRAs will receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA on a tax-deferred basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA.

SEP IRAs: Eligible employers that meet specified criteria may establish Simplified Employee Pensions or SEP IRAs. Employer contributions that may be made to employee SEP IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer.

HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?
Distributions from Qualified Contracts are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the proportion of a distribution representing any investment gain on the after-tax contributions. Generally, a 10% penalty tax applies to the taxable portion of a distribution from a Qualified Contract made prior to age 59 1/2. However, the 10% penalty tax does not apply when the distribution:

|X| is part of a properly executed transfer to another IRA or another eligible qualified account;
|X| is subsequent to the death or disability of the taxpayer (for this purpose disability is as defined in Section 72(m)(7) of the Code);
|X| is part of a series of substantially equal periodic payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary;
|X|  is subsequent to a separation  from service after the taxpayer  attains age
     55*;
|X| does not exceed the employee's allowable deduction in that tax year for medical care*; and
|X| is made to an alternate payee pursuant to a qualified domestic relations order*.

The exceptions above which are followed by an asterisk (*) do not apply to IRAs.

Minimum Distributions after age 70 1/2: A participant's interest in a Qualified Contract must generally be distributed, or begin to be distributed, by the "required beginning date". This is April 1st of the calendar year following the later of:
|X| the calendar year in which the individual attains age 70 1/2; or |X| the calendar year in which the individual retires from service with the employer sponsoring the plan. The retirement option is not available to IRAs.

The participant's entire interest must be distributed beginning no later than the required beginning date over a period which may not extend beyond a maximum of the life expectancy of the participant or the life expectancies of the owner and a designated Beneficiary. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account value by the applicable life expectancy. The account balance is generally based upon the Account Value as of the close of business on the last day of the previous calendar year. A larger annual distribution may be required under certain circumstances.

If the participant dies before reaching his or her "required beginning date", his or her entire interest must generally be distributed within five years of death. However, this rule will be deemed satisfied if distributions begin before the close of the calendar year following death to a designated Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased owner would have attained age 70 1/2. A surviving spouse would also have the option to assume the IRA as his or her own if he or she is the sole designated beneficiary. If a participant dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

If the amount distributed is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.

GENERAL TAX CONSIDERATIONS

Diversification: Section 817(h) of the Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). If the diversification requirements under the Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

Transfers Between Investment Options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered under a variable annuity. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Annuity offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.

Federal Income Tax Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us.

Certain distributions, including rollovers, from most Qualified Contracts, may be subject to automatic 20% withholding for Federal income taxes. This will not apply to:

|X|  any portion of a distribution paid as Minimum Distributions;
|X|  direct transfers to the trustee of another retirement plan;
|X| distributions from an individual retirement account or individual retirement annuity;
|X| distributions made as substantially equal periodic payments for the life or life expectancy of the participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan; and
|X|  certain other distributions where automatic 20% withholding may not apply.

Loans, Assignments and Pledges: Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value of, an annuity before annuity payments have begun are treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in an annuity on or after the assignment or pledge of an entire annuity and while such assignment or pledge remains in effect is treated as "income on the contract" in the year in which it is earned. For annuities not issued for as Qualified Contracts, the cost basis of the annuity is increased by the amount of any assignment or pledge includible in gross income. The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

Gifts: The gift of an annuity to someone other than the spouse of the owner (or former spouse incident to a divorce) is treated, for income tax purposes, as a distribution.

Estate and Gift Tax Considerations: You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

Generation-Skipping Transfers: Under the Code certain taxes may be due when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract holder. These generation-skipping transfers generally include those subject to federal estate or gift tax rules. There is an aggregate $1 million exemption from taxes for all such transfers. We may be required to determine whether a transaction is a direct skip as defined in the Code and the amount of the resulting tax. We will deduct from your Annuity or from any applicable payment treated as a direct skip any amount of tax we are required to pay.

Considerations for Contingent Annuitants: There may be adverse tax consequences if a contingent annuitant succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more contingent annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as contingent annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a contingent annuitant if you expect to use an Annuity in such a fashion.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Instead of immediately confirming transactions made pursuant to some type of periodic transfer program (such as a dollar cost averaging program) or a periodic Purchase Payment program, such as a salary reduction arrangement, we may confirm such transactions in quarterly statements. You should review the information in these statements carefully.

All errors or corrections must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 10 days from the date you receive the confirmation. For transactions that are only confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 10 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 10-day period. We may also send an annual report and a semi-annual report containing applicable financial statements, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?
American Skandia Life Assurance Corporation ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states and the District of Columbia. American Skandia is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"), whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

American Skandia is in the business of issuing variable annuity and variable life insurance contracts. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC; (b) certain other fixed deferred annuities that are not registered with the SEC; (c) certain group variable annuities that are exempt from registration with the SEC that serve as funding vehicles for various types of qualified pension and profit sharing plans; (d) a single premium variable life insurance policy that is registered with the SEC; and (e) a flexible premium life insurance policy that is registered with the SEC.

WHAT ARE SEPARATE ACCOUNTS?
The assets supporting our obligations under the Annuities may be held in various accounts, depending on the obligation being supported. In the accumulation phase, assets supporting Account Values are held in separate accounts established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout phase, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the annuity contracts issued by American Skandia Life Assurance Corporation. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

Separate Account B
During the accumulation phase, the assets supporting obligations based on allocations to the variable investment options are held in Class 1 Sub-accounts of American Skandia Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B consists of multiple Sub-accounts. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. The names of each Sub-account are shown in the Statement of Additional Information. Separate Account B was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. The Sub-accounts offered pursuant to this Prospectus are all Class 1 Sub-accounts of Separate Account B. Each class of Sub-accounts in Separate Account B has a different level of charges assessed against such Sub-accounts. You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds.

Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the investment policies, management or practices of Separate Account B. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. We reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk.

Separate Account D
During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We have sole discretion over the investment managers retained to manage the assets maintained in Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, Wells Fargo Bank, N.A. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

Voting Rights
We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares in the manner directed by Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with the necessary forms to provide us with their instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

Material Conflicts
It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?
American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia Investment Holding Corporation, is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and both American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with independent broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration. Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Compensation is paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of the firm. Compensation may be payable based on a percentage of Purchase Payments made, up to a maximum of 1.0%. Ongoing compensation of up to 1.25% per year of the Account Value is also payable. We may also provide compensation for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We or ASM may enter into compensation arrangements with certain firms. These arrangements will not be offered to all firms and the terms of such arrangements may differ between firms. Any such compensation will be paid by us or ASM and will not result in any additional charge to you. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Advertising: We may advertise certain information regarding the performance of the investment options. Details on how we calculate performance for the Sub-accounts are found in the Statement of Additional Information. This information may help you review the performance of the investment options and provide a basis for comparison with other annuities. It may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not be receive the beneficial tax treatment given to annuities under the Code.

Performance information on the Sub-accounts is based on past performance only and is not an indication or representation of future performance. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds or portfolios and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds or portfolios. Such changes are reflected, in turn, in the Sub-accounts which invest in such underlying mutual fund or portfolio. In addition, the amount of charges assessed against each Sub-account will affect performance.

Some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

We may advertise the performance of the underlying mutual fund portfolios in the form of "Standard" and "Non-standard" Total Returns. "Standard Total Return" figures assume that all charges and fees are applicable. "Non-standard Total Return" figures may also be used that do not reflect all fees and charges. Non-standard Total Returns are calculated in the same manner as standardized returns. Any performance advertisements will not reflect the impact of any Target Value Credits.

The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on current rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.

Advertisements   we  distribute   may  also  compare  the   performance  of  our
Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund or portfolio underlying the Sub-accounts being compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.

American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account B.

AVAILABLE INFORMATION
A Statement of Additional Information is available from us without charge upon your request. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. You may inspect and copy those registration statements and exhibits thereto at the SEC's public reference facilities at the above address, Room 1024, and at the SEC's Regional Offices, 7 World Trade Center, New York, NY, and the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus. The Annual Report on Form 10-K for the year ended December 31, 1998 previously filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus.

We will furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request.

HOW TO CONTACT US You can contact us by:

|X|  calling our Concierge Desk at 1-800-680-8920; or
|X| writing to us at American Skandia Life Assurance Corporation, P.O. Box 883, Shelton, Connecticut 06484-0883, Attention: Stagecoach Annuity; or
|X| sending us an email to our electronic mail address at customerservice@skandia.com; or
|X| accessing information about your Annuity through our Internet Website at americanskandia.com.

We may require that you present proper identification before performing transactions over the telephone, email or through our Internet website. This may include a Personal Identification Number or PIN that will be provided to you on or about the time that your Annuity is issued. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

INDEMNIFICATION
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS
As of the date of this Prospectus, neither we nor ASM were involved in any litigation outside of the ordinary course of business, and know of no material claims.

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers, directors and certain significant employees, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                        Principal Occupation

Robert M. Arena                                               Vice President,                                        Vice President,
30                                                            Director of Product                    Director of Product Management:
                                                              Management                                       American Skandia Life
                                                                                                               Assurance Corporation

Mr. Arena joined us in 1995. He previously held an internship position with KPMG
Peat  Marwick in 1994 and the position of Group Sales  Representative  with Paul
Revere Insurance from October, 1990 to August, 1993.

Gordon C. Boronow*                                            President and                                            President and
45                                                            Deputy Chief Executive Officer         Deputy Chief Executive Officer:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

Nancy F. Brunetti                                             Executive Vice President                     Executive Vice President,
36                                                            Director (since February, 1996)               Chief Logistics Officer:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Malcolm M. Campbell                                           Director (since July, 1991)                 Director of Operations and
42                                                                                                     Chief Actuary, Assurance and
                                                                                                        Financial Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Jan R. Carendi*                                               Chief Executive                    Senior Executive Vice President and
53                                                            Officer and                      Member of Executive Management Group:
                                                              Chairman of the                         Skandia Insurance Company Ltd.
                                                              Board of Directors
                                                              Director (since May, 1988)


Y.K. Chan                                                     Senior Vice President and                    Senior Vice President and
41                                                            Chief Information Officer                   Chief Information Officer:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Chan joined us in 1999. He previously held the position of Chief Information
Officer with E.M. Warburg Pincus from January 1995 until April 1999 and the position of Vice President, Client Server Application Development from January
1991 until January 1995.

Lincoln R. Collins                                            Executive Vice President                     Executive Vice President,
37                                                            Director (since February, 1996)                Chief Operating Officer
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Henrik Danckwardt                                             Director (since July, 1991)                        Director of Finance
44                                                                                                               and Administration,
                                                                                                             Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Wade A. Dokken                                                Director (since July, 1991)                       President and Deputy
38                                                                                                          Chief Executive Officer:
                                                                                            American Skandia Marketing, Incorporated


Larisa Gromyko                                                Director of Compliance                         Director of Compliance:
52                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Teresa Grove                                                  Vice President,                                        Vice President,
44                                                            Service Operations                                 Service Operations:
                                                                                                        American Skandia Information
                                                                                                 Services and Technology Corporation

Ms. Grove joined us in 1996.  She previously  held the position of Account  Services  Manager with  Twentieth  Century from January,
1992 until September, 1996.

Brian L. Hirst                                                Vice President,                                        Vice President,
50                                                            Corporate Actuary                                   Corporate Actuary:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Hirst joined us in 1996. He previously  held the positions of Vice  President  from 1993 to 1996 and Second Vice  President from
1987 to 1992 at Allmerica Financial.

N. David Kuperstock                                           Vice President,                                        Vice President,
46                                                            Product Development                               Product Development:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Thomas M. Mazzaferro                                          Executive Vice President and              Executive Vice President and
45                                                            Chief Financial Officer,                      Chief Financial Officer:
                                                              Director (since September, 1994)                 American Skandia Life
                                                                                                               Assurance Corporation





Gunnar J. Moberg                                              Director (since October, 1994)         Director - Marketing and Sales,
43                                                                                                          Assurances and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

David R. Monroe                                               Senior Vice President,                          Senior Vice President,
36                                                            Treasurer and                                            Treasurer and
                                                              Corporate Controller                             Corporate Controller:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Monroe joined us in 1996. He  previously  held  positions of Assistant  Vice
President and Director at Allmerica  Financial from August,  1994 to July,  1996 and Senior Manager at KPMG Peat Marwick from July, 1983 to July, 1994.

Polly Rae                                                     Vice President                                         Vice President,
36                                                            Key Account Operations                         Key Account Operations:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Rodney D. Runestad                                            Vice President                                         Vice President:
48                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Anders O. Soderstrom                                          Executive Vice President                     Executive Vice President:
38                                                            Director (since September, 1994)                 American Skandia Life
                                                                                                               Assurance Corporation

William H. Strong                                             Vice President,                                        Vice President,
55                                                            Product Innovation                                 Product Innovation:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Strong joined us in 1997. He previously held the position of Vice President with American Financial Systems from June 1994 to October 1997 and the position of Actuary with Connecticut Mutual Life from June 1965 to June 1994.

Amanda C. Sutyak                                              Executive Vice President                               Vice President:
40                                                            Director (since July, 1991)                           American Skandia
                                                                                                             Marketing, Incorporated

C. Ake Svensson                                               Director (since December, 1994)                       Vice President,
47                                                                                                             Business Development:
                                                                                                         American Skandia Investment
                                                                                                                 Holding Corporation

Mr. Svensson joined us in 1994.  He previously held the position of Senior Vice President with Nordenbanken.

Mary Toumpas                                                  Director of Advertising Compliance                  Vice President and
47                                                                                                              Compliance Director:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Ms. Toumpas joined us in 1997.  She previously held the position of Assistant Vice President with Chubb Life/Chubb Securities.

Bayard F. Tracy                                               Director (since September, 1994)                Senior Vice President,
50                                                                                                           National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated





Jeffrey M. Ulness                                             Vice President,                                        Vice President,
37                                                            Product Management                                 Product Management:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Ulness joined us in 1994. He previously held the positions of Counsel at North American Security Life Insurance Company from March, 1991 to July, 1994 and Associate at LeBoeuf, Lamb, Leiby, Green and MacRae from January, 1990 to
March 1991.

--------
* Trustees of American  Skandia  Trust,  one of the  underlying  mutual funds in which the Sub-accounts offered pursuant to this Prospectus invest.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|  American Skandia Life Assurance Corporation
|X| American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts)
|X|  American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How Performance Data is Calculated
|X|  Current and Effective Yield
|X|  Total Return

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|  How We Calculate the Market Value Adjustment

General Information
|X|  Voting Rights
|X|  Modification
|X|  Deferral of Transactions
|X|  Misstatement of Age or Sex
|X|  Ending the Offer

Independent Auditors

Legal Experts

Financial Statements
|X| Appendix A - American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts)

            APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA

         Selected Financial Data

         The following table summarizes information with respect to the operations of the Company. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations.


         (in thousands)                                             FOR THE YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------------
                                                 1998              1997           1996           1995            1994
                                                 ----              ----           ----           ----            ----
               Income Statement Data:
               Revenues:
               Annuity and life insurance
                  charges and fees*        $     186,211    $     121,158   $     69,780     $    38,837   $    24,780
               Fee income                         50,839           27,593         16,420           6,206         2,112
               Net investment income              11,130            8,181          1,586           1,601         1,300
               Premium income and
                   other revenues                  1,360            1,082            265              45            92
                                           -------------    -------------   ------------     -----------   -----------

               Total revenues              $     249,540    $     158,014   $     88,051     $    46,689   $    28,284
                                           =============    =============   ============     ===========   ===========

               Benefits and Expenses:
               Annuity benefits            $         558    $       2,033   $        613     $       555   $       370
               Change in annuity policy reserves   1,053               37            635          (6,779)        5,766
               Cost of minimum death benefit
                   reinsurance                     5,144            4,545          2,867           2,057         -
               Return credited to contractowners  (8,930)          (2,018)           673          10,613          (517)
               Underwriting, acquisition and
                   other insurance expenses      167,790           90,496         49,887          35,914        18,943
               Interest expense                   41,004           24,895         10,791           6,500         3,616
                                           -------------    -------------   ------------    ------------  ------------
               Total benefits and expenses $     206,619    $     119,988   $     65,466    $     48,860  $     28,178
                                           =============    =============   ============    ============  ============

               Income tax expense (benefit)$       8,154    $      10,478   $     (4,038)   $        397  $        247
                                           =============    =============   ============    ============  ============

               Net income (loss)           $      34,767    $      27,548   $     26,623    $     (2,568) $       (141)
                                           =============    =============   ============    ============  ============

               Balance Sheet Data:
               Total Assets                $  18,848,273    $  12,894,290   $  8,268,696    $  4,956,018  $  2,824,311
                                           =============    =============   ============    ============  ============
               Future fees payable
                   to parent               $     368,978    $     233,034   $     47,112    $         -   $         -
                                           =============    =============   ============    ============  ============
               Surplus Notes               $     193,000    $     213,000   $    213,000    $    103,000  $     69,000
                                           =============    =============   ============    ============  ============

               Shareholder's  Equity       $     250,417    $     184,421   $    126,345    $     59,713  $     52,206
                                           =============    =============   ============    ============  ============

               * On annuity and life insurance sales of $4,159,662, $3,697,990,
                 $2,795,114, $1,628,486, and $1,372,874, during the years ended
                 December 31, 1998,  1997, 1996, 1995, and 1994, respectively, with contractowner assets under management of $17,854,761, $12,119,191, $7,764,891, $4,704,044, and $2,661,161 as of
                 December 31,  1998,  1997,  1996,  1995 and 1994, respectively.

         Management's Discussion and Analysis of Financial Condition and Results of Operations

         American Skandia Life Assurance Corporation (the "Company") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states. It is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"), whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company.

         The Company is primarily in the business of issuing long-term savings and retirement products to individuals, groups and qualified pension plans. Since its business inception in 1988, the Company has offered a wide array of annuities, including: a) certain deferred annuities that are registered with the Securities and Exchange Commission, including variable annuities and fixed interest rate annuities that include a market value adjustment feature; b) certain other fixed deferred annuities that are not registered with the Securities and Exchange Commission; c) non-registered group variable annuities designed as funding vehicles for various types of qualified retirement plans; and d) fixed and adjustable immediate annuities.

         In April 1998, the Company began offering a term life insurance product in support of an affiliate's mutual fund products. In May 1998, the Company launched a single premium variable life insurance product. In January 1999, the Company launched its second variable life product, which was designed as a flexible premium product.

         The Company markets its products to independent financial planners and broker-dealers through an internal field marketing staff. In addition, the Company markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities and life insurance.

         The Company has a 99.9% ownership in Skandia Vida, S.A. de C.V. which is a life insurance company domiciled in Mexico. This Mexican life insurer is a start up company with expectations of selling long-term savings products within Mexico. Skandia Vida, S.A. de C.V had total shareholder's equity of $4,724,000 and $1,509,000 as of December 31, 1998, and 1997, respectively and has generated net losses of $2,514,000, $1,438,000 and $781,000
         for  the  years  ended   December  31,   1998,   1997  and  1996,
         respectively.

         RESULTS OF OPERATIONS

         Annuity and life insurance sales increased 12%, 32% and 72% in 1998, 1997 and 1996, respectively. The Company continues to show significant growth in sales volume and ranked 6th highest in variable annuity sales during 1998, according to the Variable Annuity Research and Data Service. The Company's growth is a result of innovative product development activities, the recruitment and retention of top producers, and the success of its highly rated customer service teams.

         The Company offers and sells a wide range of deferred annuities and variable life insurance through three focused marketing, sales and service teams. Each team specializes in addressing one of the Company's primary distribution channels: (a) financial planning firms; (b) broker-dealers that generally are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (c) broker-dealers affiliated with banks or which specialize in marketing to customers of banks. The Company also offers a number of specialized products distributed by select, large distributors. There has been continued growth and success in expanding the number of selling agreements in the primary distribution channels. There has also been increased success in enhancing the relationships with the registered representatives/insurance agents of all the selling firms.

         Total  assets  grew  46%,  56% and 66% in 1998,  1997  and  1996, respectively. These increases were a direct result of the substantial sales volume and market growth of the separate account assets. The sales and market growth also drove increases in deferred acquisition costs, as well as, fixed maturity investments, in support of the Company's risk based capital requirements. Liabilities grew 46%, 56%, and 65% in 1998, 1997 and 1996, respectively, as a result of the reserves required for the increased sales activity along with the sale of future fees and charges during these periods. These sales of future fees and charges to the Parent are needed to fund the acquisition costs of the Company's variable annuity and life insurance business.

         The Company generated net income after tax of $34,767,000 $27,548,000 and $26,623,000 in 1998, 1997 and 1996, respectively.
         The Company benefited in each of the past three years from strong sales growth and favorable market conditions. In 1996, the Company also benefited from the recognition of the reversal of the deferred tax valuation allowance. Assets under management, from which the Company derives a significant portion of its revenues grew 47%, 56% and 65% in 1998, 1997 and 1996, respectively.

         REVENUES

         As a result of the significant growth in sales and assets under management, contractowner fees and charges and fees generated from transfer agency-type activities increased dramatically over the past three years:

         (annual percentage growth)        1998       1997       1996
                                           ----       ----       ----

         Annuity and life insurance
           fees and charges                 54%        74%        80%
                                           ====       ====       ====

         Transfer agency fee income         84%        68%       165%
                                           ====       ====       ====

         Net investment income increased 36% and 416% in 1998 and 1997, respectively, and decreased slightly in 1996. The majority of the income was generated from the bond holdings, which were increased in 1998 and 1997 to meet risk based capital goals, which in turn, have increased as a result of the growth in business.

         Premium income represents premiums earned on sales of immediate annuities with life contingencies, supplementary contracts with life contingencies and certain life insurance products. Sales of these ancillary products decreased slightly in 1998 and 1996 and increased in 1997.

         BENEFITS

         Annuity benefits and the change in annuity policy reserves relate to annuity contracts with mortality risks, these being immediate annuity contracts with life contingencies and supplementary contracts with life contingencies. Due to the age of these policies in force and the relative insignificance of these products to the Company's overall portfolio of products, fluctuations in these benefits were of marginal importance to the Company's total operations.

         The Company reinsures the guaranteed minimum death benefit exposure on most of the variable annuity contracts. The costs (minimum guaranteed premium per reinsurance contracts) associated with reinsuring the guaranteed minimum death benefit reserve exceeded the change in the guaranteed minimum death benefit reserve during 1998, 1997 and 1996. This cost increased in each of the past three years by 13%, 59% and 39%, respectively.

         Return credited to contractowners includes primarily revenues on the variable and market value adjusted annuities and variable life insurance, offset by the benefit payments and change in reserves required on this business. The 1998 return credited to contractowners in the amount of ($8,930,000) represented higher than expected Separate Account investment returns on the market value adjusted contracts in support of the benefits and required reserves.

         The 1997 return credited to contractowners in the amount of ($2,018,000) represents a break-even year for the Company's market value adjusted product line. The 1996 return credited to contractowners in the amount of $673,000 represents a favorable investment return on the market value adjusted contracts relating to the benefits and required reserves, offset by the effect of bond market fluctuations on December 31, 1996 in the amount of $1,800,000. While the assets relating to the market value adjusted contracts reflect the market interest rate fluctuations which occurred on December 31, 1996, the liabilities are based on the interest rates set for new contracts which are generally based on the prior day's interest rates. During the first week of January 1997, interest rates were established for new contracts, thereby bringing the liabilities relating to the market value adjusted contracts in line with the related assets. Consequently, the gain realized in 1997 was a result of this liability shift.

         EXPENSES

         Underwriting, acquisition and other insurance expenses for 1998, 1997 and 1996 were as follows:

         (in thousands)                       1998       1997       1996
                                              ----       ----       ----

         Commissions                       $ 224,916  $ 186,920  $ 140,459
         General expenses                    117,678     94,640     63,375
         Net capitalization of
           deferred acquisition costs       (174,804)  (191,064)  (153,947)
                                           ---------  ---------  ---------

         Underwriting, acquisition and
           other insurance expenses        $ 167,790  $  90,496  $  49,887
                                           =========  =========  =========

         Commissions increased with the growth in sales. General expenses increased with the growth in sales, along with start up costs associated with the Company's entry into variable life insurance and qualified plans. The net capitalization of deferred acquisition costs decreased in 1998 as a result of increased amortization.

         Interest expense increased $16,109,000, $14,104,000 and $4,291,000 in 1998, 1997 and 1996, respectively, as a result of additional financing transactions, which consisted of the sale of future fees to the Parent ("securitization transactions"). In addition, the Company had outstanding surplus notes totaling $213,000,000 throughout 1998 ($20,000,000 was retired on December 31, 1998). Surplus notes as of December 31, 1998 and 1997 totaled $193,000,000 and $213,000,000, respectively.

         The effective income tax rates for the years ended December 31, 1998, 1997 and 1996 were 19%, 28% and (18%), respectively. The effective rate is lower than the corporate rate of 35% due to permanent differences, with the most significant item being the dividend received deduction. Additionally, the Company released a deferred tax valuation allowance of $9,325,000 in 1996.

         LIQUIDITY AND CAPITAL RESOURCES

         ASLAC's liquidity requirement was met by cash from insurance operations, investment activities, borrowings from its Parent and sale of rights to future fees and charges to its Parent.

         Approximately 97% of 1998 sales (94% in 1997 and 1996) were variable annuity and life insurance products, most of which carry a contingent deferred sales charge. This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate accounts supporting the product leaving a cash (but not capital) strain caused by the acquisition cost for the new business. This cash strain required the Company to look beyond the cash made available by insurance operations and investments of the Company to financing in the form of surplus notes, capital contributions, the sale of certain rights to future fees and modified coinsurance arrangements.

         - During 1996, the Company issued $110,000,000 of surplus notes to its Parent.

         - During December 1998 and 1997, the Company received $2,600,000 and $27,700,000, respectively, from its Parent to support the capital needs of its U.S. operations during the current year along with the following year's anticipated growth in business.

         - Funds received from new securitization transactions amounted to $169,881,000, $194,512,000 and $50,221,000 for 1998, 1997
           and 1996, respectively.

         - During 1998, 1997 and 1996, the Company extended its reinsurance agreements (which were initiated in 1993, 1994 and 1995). The reinsurance agreements are modified coinsurance arrangements where the reinsurer shares in the experience of a specific book of business.

         The  Company   expects  the  continued  use  of  reinsurance  and
         securitization transactions to fund the cash strain anticipated from the acquisition costs on the coming years' sales volume.

         As of December 31, 1998 and 1997, shareholder's equity was $250,417,000 and $184,421,000, respectively. The increases were driven by the previously mentioned capital contributions received from the Parent and net income from operations.

         ASLAC has long-term surplus notes and a short-term borrowings with its Parent. No dividends have been paid to its Parent.

         The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies which may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. The Company has complied with the NAIC's RBC reporting requirements and has total adjusted capital well above required capital.

         YEAR 2000 COMPLIANCE

         The Company is continuing its ongoing assessment of the potential impact of the Year 2000 issue on various aspects of its business. The Company's computer support is provided by its affiliate, American Skandia Information Services and Technology Corporation, which also provides such support for the Company's affiliated broker-dealer, American Skandia Marketing, Incorporated and the Company's affiliated investment advisory firm, American Skandia Investment Services, Incorporated. Because of the nature of the Company's business, any assessment of the potential impact of the Year 2000 issues on the Company must be an assessment of the potential impact of these issues on all these companies, which are referred to below as "American Skandia".

         Business Partners

         Management believes the area where the Company is most vulnerable to Year 2000 issues is in its interfaces with computer systems of investment managers, sub-advisors, third party administrators, vendors and other business partners. The inability to properly recognize date sensitive electronic information and transfer data between systems could cause errors or even a complete systems failure
         which  would   result  in  a  temporary   inability   to  process
         transactions correctly or engage in normal business activities.

         The American Skandia deferred annuity operational business partners report that all critical interfaces are Year 2000 compliant. All investment managers and sub-advisors are required by the Securities and Exchange Commission to publicly disclose their Year 2000 status in December 1998 and June 1999.

         American Skandia has initiated formal communications with parties that provide third party administration, record keeping and trust services in connection with its life insurance and qualified retirement plan annuities business. Management has already received several written assurances that these firms will be Year 2000 compliant. The Company expects to have certifications from all remaining parties by July 1999. American Skandia is currently developing contingency plans in the event that these targets are not met.

         Information Technology Systems

         American Skandia is a relatively young company whose internally developed systems were designed from the start with four digit year codes. The Company engaged an external information technology specialist to review American Skandia's operating systems and internally developed software. The assessment was completed in December 1997 and the results were favorable. Specific modifications were suggested, evaluated and implemented for the annuity administration system. This project was completed during 1998 and a certificate of compliance has been received. Other non-critical internally developed applications in the client/server area have already been or will be remediated during 1999. The costs associated with this aspect of Year 2000 compliance have not had, and are not expected to have, a significant impact on the Company's results from operations.

         Suppliers and Non-Information Technology Systems

         Like most companies, American Skandia is reliant on network, and desktop operating systems and software providers to release compliant versions of their respective systems. American Skandia's network is currently at the most compliant level available. The standard desktop software will be replaced, as fully compliant versions become available. In addition, the Company is in the process of contacting the non-information systems vendors and suppliers regarding their Year 2000 compliance status and will factor the results of these assessments into its contingency plans.

         Management believes it has an effective program in place to resolve the Year 2000 issue in a timely manner. However, should errors or disruptions in computer service occur, the Company could realize losses. Given the nature and uncertainty of such losses, the amounts cannot be reasonably determined.

         Quantitative and Qualitative Disclosures About Market Risk

         Interest Rate Sensitivity

         At December 31, 1998, the Company held in its general account $149,484,000 of fixed maturity investments that are sensitive to changes in interest rates. These securities are held in support of the Company's fixed immediate annuities and supplementary contracts ($23,699,000 in reserves at December 31, 1998) and in support of the Company's target solvency capital. With respect to the insurance contracts, interest rate risk is managed through an asset/liability matching program which takes into account the risk variables of the insurance liabilities supported by the assets. In addition, the Company has a conservative investment philosophy, with all investments being investment grade corporate securities, government agency or U.S. government securities.

         In addition, the Company's deferred annuity products offer a fixed option that subjects the Company to interest rate risk. The fixed option guarantees a fixed rate of interest for a period of time selected by the contract holder (options available range from 1 to 10 years). Withdrawal of funds before the end of the guarantee period subjects the contract holder to a market value adjustment ("MVA"). In the event of rising interest rates, which make the fixed maturity securities underlying the guarantee less valuable, the market value adjustment could be negative. In the event of falling interest rates, which make the fixed maturity securities underlying the guarantee more valuable, the market value adjustment could be positive. Should these contracts be surrendered early, this increase or decrease in fair value would be substantially offset through the application of the MVA and its effect on contractholders choosing to withdraw. The risk to the Company on these contracts relates to the ability to reinvest proceeds from interest payments and other activity over the guarantee term at interest rates required to meet interest rate guarantees and the risk of default. This risk is managed through an asset/liability matching program. At December 31, 1998, the Company had $613,057,000 of contracts subject to MVA.

         Equity Market Exposure

         The Company has a small portfolio of equity investments; mutual funds which are held in support of a deferred compensation program. In the event of a decline in market values of underlying securities, the value of the portfolio would decline, however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount.

         The primary equity market risk to the Company comes from the nature of the variable annuity and variable life products sold by ASLAC. Various fees and charges earned by ASLAC are substantially derived as a percentage of the market value of assets under management. In a market decline, this income would be reduced. This could be further compounded by customer withdrawals, net of applicable surrender charge revenues, partially offset by transfers to the fixed option discussed above. A 10% decline in the market value of the assets under management at December 31, 1998, sustained throughout 1999, would result in a $28,000,000 drop in related fee income.

         In addition, it is not clear what the impact of a prolonged downturn in the equity markets would have on ongoing sales. Customer's perceptions of a downturn in equity markets coupled with rising interest rates could move them into financial products other than variable annuities or variable life; however, the Company's products might remain attractive to purchasers in relation to other long-term savings vehicles even after such a decline.

                  AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the consolidated statements of financial condition of American Skandia Life Assurance Corporation (the "Company" which is a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1998 and 1997, and the related consolidated statements of income, shareholder's equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We  conducted  our  audits  in accordance  with  generally   accepted  auditing
standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Skandia Life Assurance Corporation at December 31, 1998 and 1997, and the consolidated results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.




/s/ Ernst & Young, LLP
----------------------
Hartford, Connecticut

February 20, 1999

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholder of
     American Skandia Life Assurance Corporation
Shelton, Connecticut


We  have  audited  the accompanying   consolidated  statements  of  operations,
shareholder's equity, and cash flows of American Skandia Life Assurance Corporation and subsidiary (a wholly-owned subsidiary of Skandia Insurance Company Ltd.) for the year ended December 31, 1996. These consolidated financial
statements  are  the   responsibility   of  the   Company's   management.   Our
responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable
assurance  about  whether  the  financial   statements  are  free  of  material
misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated results of operations and cash flows of American Skandia Life Assurance Corporation and subsidiary for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


/s/Deloitte & Touche LLP
------------------------
New York, New York


March 10, 1997

                        AMERICAN SKANDIA LIFE ASSURANCE
                    CORPORATION (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                 (in thousands)

                                                        AS OF DECEMBER 31,
                                                      1998             1997
                                                   ----------       ----------

ASSETS

Investments:
   Fixed maturities - at amortized cost          $     8,289      $     9,367
   Fixed maturities - at fair value                  141,195          108,323
   Investment in mutual funds - at fair value          8,210            6,711
   Policy loans                                          569              687
                                                  ----------      -----------

      Total investments                              158,263          125,088

Cash and cash equivalents                             77,525           81,974
Accrued investment income                              2,880            2,442
Fixed assets                                             328              356
Deferred acquisition costs                           721,507          546,703
Reinsurance receivable                                 4,191            6,343
Receivable from affiliates                             1,161            1,911
Income tax receivable - current                           -             1,048
Income tax receivable - deferred                      38,861           26,174
State insurance licenses                               4,413            4,563
Other assets                                           3,744            2,524
Separate account assets                           17,835,400       12,095,164
                                                  ----------       ----------

      Total assets                               $18,848,273      $12,894,290
                                                 ===========      ===========

LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities:
   Reserve for future contractowner benefits     $    37,508      $    43,204
   Policy reserves                                    25,545           24,415
   Drafts outstanding                                 28,941           19,278
   Accounts payable and accrued expenses              91,827           71,190
   Income tax payable                                  6,657               -
   Payable to affiliates                                  -               584
   Future fees payable to parent                     368,978          233,034
   Short-term borrowing                               10,000           10,000
   Surplus notes                                     193,000          213,000
   Separate account liabilities                   17,835,400       12,095,164
                                                  ----------       ----------

      Total liabilities                           18,597,856       12,709,869
                                                  ----------       ----------

Shareholders Equity:
   Common stock, $80 par, 25,000 shares
     authorized, issued and outstanding                2,000            2,000
   Additional paid-in capital                        179,889          151,527
   Retained earnings                                  64,993           30,226
   Accumulated other comprehensive income              3,535              668
                                                  ----------       ----------

      Total shareholder's equity                     250,417          184,421
                                                  ----------       ----------

    Total liabilities and shareholder's equity   $18,848,273      $12,894,290
                                                 ===========      ===========




                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

                        CONSOLIDATED STATEMENTS OF INCOME
                                 (in thousands)

                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                            1998                     1997                    1996
                                                         ------------            -------------           ------------
REVENUES

Annuity and life insurance charges and fees                $186,211                $121,158                $69,780
Fee income                                                   50,839                  27,593                 16,420
Net investment income                                        11,130                   8,181                  1,586
Premium income                                                  874                     920                    125
Net realized capital gains                                       99                      87                    134
Other                                                           387                      75                      6
                                                         ------------            -------------           ------------

     Total revenues                                         249,540                 158,014                 88,051
                                                         ------------            -------------           ------------

BENEFITS AND EXPENSES

Benefits:
  Annuity benefits                                              558                   2,033                    613
  Change in annuity policy reserves                           1,053                      37                    635
  Cost of minimum death benefit reinsurance                   5,144                   4,545                  2,867
  Return credited to contractowners                          (8,930)                 (2,018)                   673
                                                         ------------            -------------           ------------

                                                             (2,175)                  4,597                  4,788
                                                         ------------            -------------           ------------
Expenses:
  Underwriting, acquisition and
      other insurance expenses                              167,640                  90,346                 49,737
  Amortization of state insurance licenses                      150                     150                    150
  Interest expense                                           41,004                  24,895                 10,791
                                                         ------------            -------------           ------------

                                                            208,794                 115,391                 60,678
                                                         ------------            -------------           ------------

     Total benefits and expenses                            206,619                 119,988                 65,466
                                                         ------------            -------------           ------------

Income from operations before income taxes                   42,921                  38,026                 22,585

     Income tax expense (benefit)                             8,154                  10,478                 (4,038)
                                                         ------------            -------------           ------------

        Net income                                          $34,767                 $27,548                $26,623
                                                         ============            =============           ============










                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                                 (in thousands)


                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                             1998                  1997                  1996
                                                          -----------           -----------           -----------

Common stock:
      Beginning and ending balance                           $2,000              $ 2,000               $ 2,000

Additional paid in capital:
   Beginning balance                                        151,527              122,250                81,875
      Additional contributions                               28,362               29,277                40,375
                                                          -----------           -----------           ----------
         Ending balance                                     179,889              151,527               122,250

Retained earnings (deficit):
   Beginning balance                                         30,226                 2,678              (23,945)
      Net income                                             34,767                27,548               26,623
                                                          -----------           -----------           ----------
         Ending balance                                      64,993                30,226                2,678

Accumulated other comprehensive income:
   Beginning balance                                            668                 (584)                 (217)
      Other comprehensive income                              2,867                1,252                  (367)
                                                          -----------           -----------           -----------
         Ending balance                                       3,535                  668                  (584)
                                                          -----------           -----------           -----------
            Total shareholder's equity                     $250,417              $184,421              $126,345
                                                          ===========           ===========           ===========



























                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

                      CONSOLIDATED STATEMENTS OF CASH FLOW
                                 (in thousands)


                                                                               FOR THE YEAR ENDED DECEMBER 31,
                                                                        1998                 1997                 1996
                                                                    ------------         ------------        ------------
Cash flow from operating activities:

  Net income                                                          $ 34,767             $ 27,548            $ 26,623
  Adjustments to reconcile net income to net cash
    used in operating activities:
      Increase in policy reserves                                        1,130                3,176               1,852
      Amortization of bond discount                                        101                   73                  27
      Amortization of insurance licenses                                   150                  150                 150
      Change in receivable from/payable to affiliates                      166               (1,321)                540
      Change in income tax receivable/payable                            7,704               (2,172)              1,688
      Increase in other assets                                          (1,191)                (604)               (661)
      Increase in accrued investment income                               (438)                (483)             (1,764)
      Decrease/(increase) in reinsurance receivable                      2,152                 (268)               (676)
      Increase in deferred acquisition costs, net                     (174,804)            (190,969)           (153,918)



      Increase in income tax receivable - deferred                     (14,242)              (9,631)            (16,903)
      Increase in accounts payable and accrued expenses                 20,637                5,719              32,323
      Increase in drafts outstanding                                     9,663                6,245              13,032
      Change in foreign currency translation, net                          (22)                 (34)                (77)
      Realized gain on sale of investments                                 (99)                 (87)               (134)
                                                                    ------------         ------------        ------------
           Net cash used in operating activities                      (114,326)            (162,658)            (97,898)
                                                                    ------------         ------------        ------------

Cash flow from investing activities:

  Purchase of fixed maturity investments                               (31,828)             (28,905)            (96,813)
  Proceeds from sale and maturity of fixed maturity investments          4,049               10,755               8,947
  Purchase of shares in mutual funds                                    (7,158)              (5,595)             (2,160)
  Proceeds from sale of shares in mutual funds                           6,086                1,415               1,274
  Decrease/(increase) in policy loans                                      118                 (528)               (104)
                                                                    ------------         ------------        ------------
            Net cash used in investing activities                       (28,733)             (22,858)            (88,856)
                                                                    ------------         ------------        ------------

Cash flow from financing activities:

  Capital contributions from parent                                      8,362               29,277              40,375
  Surplus notes                                                              -                    -             110,000
  Increase in future fees payable to Parent                            135,944              185,922              47,112
  Net (withdrawals from)/deposits to contractowner accounts             (5,696)               6,959               5,753
                                                                    ------------         ------------        ------------

        Net cash provided by financing activities                      138,610              222,158             203,240
                                                                    ------------         ------------        ------------

          Net increase/(decrease) in cash and cash equivalents          (4,449)              36,642              16,486
                                                                    ------------         ------------        ------------

          Cash and cash equivalents at beginning of year                81,974               45,332              28,846
                                                                    ------------         ------------        ------------

            Cash and cash equivalents at end of year                  $ 77,525             $ 81,974            $ 45,332
                                                                    ============         ============        ============

Supplemental cash flow disclosure:
  Income taxes paid                                                   $ 14,651             $ 22,308            $ 11,177
                                                                    ============         ============        ============

  Interest paid                                                       $ 35,588             $ 16,916            $  7,095
                                                                    ============         ============        ============


                 See notes to consolidated financial statements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                         (a wholly-owned subsidiary of
                                     Skandia Insurance Company Ltd.)

                   Notes to Consolidated Financial Statements
                                December 31, 1998


1.      ORGANIZATION AND OPERATION

        American Skandia Life Assurance Corporation (the "Company") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation (the "Parent"); whose ultimate parent is Skandia Insurance Company Ltd., a Swedish corporation.

        The Company develops long-term savings and retirement products which are distributed through its affiliated broker/dealer company, American Skandia Marketing, Incorporated ("ASM"). The Company currently issues variable life insurance and variable, fixed, market value adjusted and immediate annuities for individuals, groups and qualified pension plans.

        The Company has 99.9% ownership in Skandia Vida, S.A. de C.V. which is a life insurance company domiciled in Mexico. This Mexican life insurer is a start up company with expectations of selling long-term savings products within Mexico. Skandia Vida, S.A. de C.V. had total shareholder's equity of $4,724,000 and $1,509,000 as of December 31, 1998, and 1997, respectively, and has generated net losses of $2,514,000, $1,438,000 and $781,000 for the years ended December 31,
        1998, 1997 and 1996, respectively.


2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A.  Basis of Reporting

            The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Intercompany transactions and balances have been eliminated in consolidation.

            Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

        B.  New Accounting Pronouncements

            In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") 133, "Accounting for Derivative Instruments and
            Hedging Activities," which establishes accounting and reporting standards for derivative instruments and hedging activities. The standard requires that all derivatives be carried on the balance sheets at fair value. The Company is currently not involved in derivatives or hedging instruments as part of its investment strategy. The Company is evaluating the potential impact of a change in accounting for derivative instruments embedded in certain products it issues. This standard is effective for years beginning after June 15, 1999.

            In March 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Software Developed or Obtained for Internal Use," which provides guidance for determining when computer software developed or obtained for internal use should be capitalized. It also provides guidance on the amortization of capitalized costs and the recognition of impairment. The Company is evaluating the potential impact of adopting this SOP, which is effective for fiscal years beginning after December 15, 1998.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         C.  Investments

             The Company has classified its fixed maturity investments as either held-to-maturity or available-for-sale. Investments classified as held-to-maturity are investments that the Company has the ability and intent to hold to maturity. Such investments are carried at amortized cost. Those investments which are classified as available-for-sale, are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

             The Company has classified its mutual fund investments as available-for-sale. Such investments are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

             Policy loans are carried at their unpaid principal balances.

             Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

         D.  Cash Equivalents

             The  Company   considers  all  highly  liquid  time  deposits,
             commercial paper and money market mutual funds purchased with a maturity of three months or less to be cash equivalents.

         E.  State Insurance Licenses

             Licenses to do business in all states have been capitalized and reflected at the purchase price of $6,000,000 less accumulated amortization. The cost of the licenses is being amortized over 40 years.

         F.  Fixed Assets

             Fixed assets consisting of furniture, equipment and leasehold improvements are carried at cost and depreciated on a straight-line basis over a period of three to five years. Accumulated depreciation amounted to $142,000 and $96,000 at December 31, 1998 and 1997, respectively. Depreciation expense for the years ended December 31, 1998, 1997 and 1996 was $46,000 and $63,000 and $29,000, respectively.

         G.  Income Taxes

             The Company is included in the consolidated federal income tax return of Skandia U.S. Investment Holding Corporation and its subsidiaries. In accordance with the tax sharing agreement, the federal and state income tax provision is computed on a separate return basis, as adjusted for consolidated items, such as net operating loss carryforwards.

             Income taxes are provided in accordance with SFAS 109, "Accounting for Income Taxes", which requires the asset and liability method of accounting for deferred taxes. The object of this method is to recognize an asset and liability for the expected future tax effects due to temporary differences between the financial reporting and the tax basis of assets and liabilities, based on enacted tax rates and other provisions of the tax law.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         H.  Recognition of Revenue and Contract Benefits

             Revenues for variable annuity contracts consist of charges against contractowner account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Benefit reserves for variable annuity contracts represent the account value of the contracts and are included in the separate account liabilities.

             Revenues for market value adjusted annuity contracts consist of separate account investment income reduced by benefit payments and changes in reserves in support of contractowner obligations, all of which are included in return credited to contractowners. Benefit reserves for these contracts represent the account value of the contracts, and are included in the general account liability for future contractowner benefits to the extent in excess of the separate account liabilities.

             Revenues for immediate annuity contracts without life contingencies consist of net investment income. Revenues for immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on the Society of Actuaries 1983 Table-a with assumed interest rates that vary by issue year. Assumed interest rates ranged from 6.25% to 8.25% and 6.5% to 8.25% at December 31, 1998 and
             December 31, 1997, respectively.

             Revenues for variable life insurance contracts consist of charges against contractowner account values for the maintenance and expense fees, cost of insurance fees and surrender charges. Benefit reserves for variable life
             insurance   contracts  represent  the  account  value  of  the
             contracts   and  are   included   in  the   separate   account
             liabilities.

         I.  Deferred Acquisition Costs

             The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses that vary with production. These costs are being amortized generally in proportion to expected gross profits from surrender charges, policy and asset based fees and mortality and expense margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised.

             Details  of  the  deferred   acquisition   costs  and  related
             amortization for the years ended December 31, are as follows:

                      (in thousands)           1998         1997        1996
                                               ----         ----        ----

             Balance at beginning of year    $546,703     $355,734    $201,816

             Acquisition costs deferred
               during the year                261,432      243,476     171,253

             Acquisition costs amortized
               during the year                (86,628)     (52,507)    (17,335)
                                             ---------    ---------   ---------

             Balance at end of year          $721,507     $546,703    $355,734
                                             ========     ========    ========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         J.  Reinsurance

             The Company cedes reinsurance under modified co-insurance arrangements. The reinsurance arrangements provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. The reinsurance is effected under quota share contracts.

             The company reinsures certain mortality risks relating to the variable life insurance product, as well as, the guaranteed minimum death benefit feature in the variable annuity product.

             At December 31, 1998 and 1997, in accordance with the provisions of a modified coinsurance agreement, the Company accrued $1,976,000 and $0, respectively, for amounts receivable from favorable reinsurance experience on a block of variable annuity business.

         K.  Translation of Foreign Currency

             The financial position and results of operations of the Company's Mexican subsidiary are measured using local currency as the functional currency. Assets and liabilities of the subsidiary are translated at the exchange rate in effect at each year-end. Statements of income and shareholder's equity accounts are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are reported as a component of other comprehensive income.

         L.  Fair Values of Financial Instruments

             The methods and assumptions used to determine the fair value of financial instruments are as follows:

             Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from an independent pricing service.

             Fair values of investments in mutual funds are based on quoted market prices.

             The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these investments.

             The carrying value of short-term borrowing approximates fair value due to the short-term nature of these liabilities.

             Fair values of certain financial instruments, such as future fees payable to parent and surplus notes are not readily determinable and are excluded from fair value disclosure requirements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         M.  Separate Accounts

             Assets and liabilities in Separate Accounts are included as separate captions in the consolidated statements of financial condition. Separate Account assets consist principally of long term bonds, investments in mutual funds, short-term securities and cash and cash equivalents, all of which are carried at fair value. The investments are managed predominately through the Company's investment advisory affiliate, American Skandia Investment Services, Inc. ("ASISI"), utilizing various fund managers as sub-advisors. The remaining investments are managed by independent investment firms. The contractowner has the option of directing funds to a wide variety of mutual funds. The investment risk on the variable portion of a contract is borne by the contractowner. A fixed option with a minimum guaranteed interest rate is also available. The Company is responsible for the credit risk associated with these investments.

             Included in Separate Account liabilities are $771,195,000 and $773,067,000 at December 31, 1998 and 1997, respectively, relating to annuity contracts for which the contractowner is guaranteed a fixed rate of return. Separate Account assets of $771,195,000 and $773,067,000 at December 31, 1998 and 1997,
             respectively, consisting of long term bonds, short term securities, transfers due from general account and cash and cash equivalents are held in support of these annuity contracts, pursuant to state regulation.

         N.  Estimates

             The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

3.       COMPREHENSIVE INCOME

         As of January 1, 1998 the Company adopted SFAS 130, "Reporting Comprehensive Income," which sets standards for the reporting and display of comprehensive income and its components; however, the adoption of this Statement had no impact on the Company's financial position or net income. SFAS 130 requires unrealized gains and losses on the Company's available-for-sale securities and foreign currency translation adjustments, which prior to adoption were reported separately in shareholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


        The components of comprehensive income, net of tax, for the years ended December 31, 1998, 1997 and 1996 were as follows:

                  (in thousands)                                           1998              1997           1996
                                                                           ----              ----           ----

         Net income                                                       $34,767          $27,548         $26,623
         Other comprehensive income:
            Unrealized investment gains/(losses) on
               available for sale securities                                2,751            1,288            (331)
            Reclassification adjustment for realized
               losses/(gains) included in investment income                   138              (14)            (99)
                                                                        ---------        ---------      ----------
            Net unrealized gains/(losses) on securities                     2,889            1,274            (430)

            Foreign currency translation                                      (22)             (22)             64
                                                                       ----------       ----------      ----------

         Other comprehensive income                                         2,867            1,252            (367)
                                                                         --------         --------       ----------

         Comprehensive income                                             $37,634          $28,800         $26,257
                                                                          =======          =======         =======


         The components of accumulated other comprehensive income, net of tax, as of December 31, 1998 and 1997 were as follows:

                  (in thousands)                                         1998                    1997
                                                                         ----                    ----

         Unrealized investment gains                                    $3,843                   $954
         Foreign currency translation                                     (308)                  (286)
                                                                      --------                  -----

         Accumulated other comprehensive income                         $3,535                   $668
                                                                        ======                   ====


4.       INVESTMENTS

         The amortized cost, gross unrealized gains/losses and estimated fair value of available-for-sale and held-to-maturity fixed maturities and investments in mutual funds as of December 31, 1998 and 1997 are shown below. All securities held at December 31, 1998 are publicly traded.

         Investments in fixed maturities as of December 31, 1998 consisted of the following:

                  (in thousands)                                     Held-to-Maturity

                                                                 Gross               Gross
                                           Amortized          Unrealized          Unrealized             Fair
                                             Cost                Gains              Losses               Value
         U.S. Government
            obligations                      $3,774                $57               $  -                $3,831

         Corporate securities                 4,515                 34                  -                 4,549
                                            -------               ----              -----               -------

            Totals                           $8,289                $91               $  -                $8,380
                                             ======                ===               ====                ======

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                         (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


                  (in thousands)                                     Available-for-Sale

                                                                Gross                Gross
                                         Amortized           Unrealized           Unrealized             Fair
                                           Cost                 Gains               Losses               Value
         U.S. Government
            obligations                   $  17,399            $   678               $  -             $  18,077

         Obligations of
            state and political
            subdivisions                        253                  7                  -                   260

         Corporate securities               117,774              5,160                 76             122,858
                                          ---------            -------               ----           -----------

            Totals                         $135,426             $5,845                $76              $141,195
                                           ========             ======                ===              ========


         The amortized cost and fair value of fixed maturities, by contractual maturity, at December 31, 1998 are shown below.

                  (in thousands)                        Held-to-Maturity                  Available-for-Sale

                                                    Amortized          Fair             Amortized           Fair
                                                      Cost             Value              Cost              Value

         Due in one year or less                      $4,927          $4,982       $           -  $           -

         Due after one through five years              3,362           3,398              54,789             56,850

         Due after five through ten years                  -               -              80,637             84,345
                                                  ----------      ----------          ----------         ----------

               Total                                  $8,289          $8,380            $135,426           $141,195
                                                      ======          ======            ========           ========


         Investments in fixed maturities as of December 31, 1997 consisted of the following:

                  (in thousands)                       Held-to-Maturity

                                                                    Gross               Gross
                                            Amortized            Unrealized          Unrealized             Fair
                                              Cost                  Gains              Losses               Value

         U.S. Government
            obligations                       $3,790                 $71                   $9                $3,852

         Obligations of
            state and political
            subdivisions                          50                   -                    -                    50

         Corporate
            securities                         5,527                   2                   19                 5,510
                                             -------               -----                 ----               -------

               Totals                         $9,367                 $73                  $28                $9,412
                                              ======                 ===                  ===                ======

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


                  (in thousands)                                 Available for Sale
                                                                 ------------------
                                                                Gross              Gross
                                         Amortized            Unrealized         Unrealized              Fair
                                           Cost                  Gains             Losses                Value
                                         ---------            ----------         ----------              -----
         U.S. Government
            obligations                   $ 14,999              $  202             $  -              $  15,201

         Obligations of
            state and political
            subdivisions                       202                   -                -                    202

         Corporate
            securities                      91,470               1,505               55                 92,920
                                        ----------             -------             ----             ----------

               Totals                     $106,671              $1,707              $55               $108,323
                                          ========              ======              ===               ========


        Proceeds from sales of fixed maturities during 1998, 1997 and 1996 were
        $999,000, $5,056,000  and  $8,732,000,   respectively.  Proceeds  from
        maturities during 1998, 1997 and 1996 were $3,050,000,  $5,700,000 and
        $215,000, respectively.

        The cost, gross unrealized gains/losses and fair value of investments in mutual funds at December 31, 1998 and 1997 are shown below:

             (in thousands)           Gross             Gross
                                    Unrealized        Unrealized       Fair
                      Cost            Gains             Losses         Value
                     ------         ----------        ----------      ------
         1998        $8,068            $416              $274         $8,210
                     ======            ====              ====         ======


         1997        $6,896            $ 43              $228         $6,711
                     ======            ====              ====         ======

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         Net realized investment gains (losses) were as follows for the years ended December 31:

                  (in thousands)                                 1998                   1997               1996
                                                                 ----                   ----               ----

         Fixed maturities:
           Gross gains                                         $    -                   $  10             $   -
           Gross losses                                             (1)                    -                  -
         Investment in mutual funds:
           Gross gains                                             281                    116                140
           Gross losses                                           (181)                   (39)                (6)
                                                               -------                 ------              -----

         Totals                                                 $   99                  $  87               $134
                                                                ======                  =====               ====



5.       NET INVESTMENT INCOME

         The sources of net investment income for the years ended December 31, 1998, 1997 and 1996 were as follows:

                  (in thousands)                                1998                   1997                1996
                                                                ----                   ----                ----

         Fixed maturities                                     $  8,534                 $6,617            $   836
         Cash and cash equivalents                               1,717                  1,153                685
         Investment in mutual funds                              1,013                    554                144
         Policy loans                                               45                     28                  5
                                                           -----------              ---------         ----------

         Total investment income                                11,309                  8,352              1,670

         Investment expenses                                       179                    171                 84
                                                            ----------               --------          ---------

         Net investment income                                 $11,130                 $8,181             $1,586
                                                               =======                 ======             ======



6.       INCOME TAXES

         The significant components of income tax expense (benefit) for the years ended December 31, are as follows:

                (in thousands)                                 1998                  1997                  1996
                                                               ----                  ----                  ----

         Current tax expense                                  $22,384                $20,108              $12,865

         Deferred tax benefit                                 (14,230)                (9,630)             (16,903)
                                                             --------              ---------             --------

         Total income tax expense (benefit)                  $  8,154                $10,478             ($ 4,038)
                                                             ========                =======              =======

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


         The tax effects of significant items comprising the Company's deferred tax balance as of December 31, 1998 and 1997, are as follows:

                  (in thousands)                                         1998                         1997
                                                                         ----                         ----

         Deferred tax liabilities:
             Deferred acquisition costs                                ($210,731)                  ($159,766)
             Payable to reinsurers                                       (25,585)                    (25,369)
             Policy fees                                                    (859)                       (656)
             Unrealized investment gains and losses                       (2,069)                       (514)
                                                                     -----------                -------------

             Total                                                      (239,244)                   (186,305)
                                                                       ---------                   ---------

         Deferred tax assets:
             Net separate account liabilities                            225,600                     175,872
             Reserve for future contractowner benefits                    13,128                      15,121
             Other reserve differences                                    25,335                      10,534
             Deferred compensation                                         9,619                       7,187
             Surplus notes interest                                        3,375                       2,729
             Foreign exchange translation                                    166                         154
             Other                                                           882                         882
                                                                    ------------                ------------

             Total                                                       278,105                     212,479
                                                                       ---------                   ---------

             Income tax receivable - deferred                          $  38,861                   $  26,174
                                                                       =========                   =========

         Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax asset. As such, the Company released the deferred tax valuation allowance of $9,325,000 in 1996.

         The income tax expense was different from the amount computed by applying the federal statutory tax rate of 35% to pre-tax income from continuing operations as follows:

                  (in thousands)                                     1998              1997                 1996
                                                                     ----              ----                 ----

         Income (loss) before taxes
             Domestic                                              $45,435             $39,464             $23,366
             Foreign                                                (2,514)             (1,438)               (781)
                                                                 ---------           ---------           ---------
             Total                                                  42,921              38,026              22,585

             Income tax rate                                            35%                 35%                 35%
                                                                 ---------           ---------           ---------

         Tax expense at federal
             statutory income tax rate                              15,022              13,309               7,905

         Tax effect of:
             Change in valuation allowance                               -                  -               (9,325)
             Dividend received deduction                            (9,085)             (4,585)             (2,266)
             Losses of foreign subsidiary                              880                 503                 273
             Meals and entertainment                                   487                 340                  43
             State income taxes                                        673                 577                 356
             Other                                                     177                 334              (1,024)
                                                                  --------             -------           ---------

         Income tax expense (benefit)                             $  8,154             $10,478           ($  4,038)
                                                                  ========             =======            =========


                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


7.       RECEIVABLE FROM/PAYABLE TO AFFILIATES

         Certain operating costs (including personnel, rental of office space, furniture, and equipment) have been charged to the Company at cost by
         American Skandia  Information  Services  and  Technology   Corporation
         ("ASIST"), an affiliated company; and likewise, the Company has charged operating costs to ASISI. The total cost to the Company for these items was $7,722,000, $5,572,000 and $11,581,000 for the years ended December
         31, 1998, 1997 and 1996, respectively. Income received for these items was $1,355,000, $3,225,000 and $1,148,000 for the years ended December
         31, 1998, 1997 and 1996, respectively. Amounts receivable from affiliates under these arrangements were $98,000 and $549,000 as of December 31, 1998 and 1997, respectively. Amounts payable to affiliates under these arrangements were $551,000 and $264,000 as of December 31, 1998 and 1997, respectively.


8.       FUTURE FEES PAYABLE TO PARENT

         In a series of transactions with its Parent, the Company sold certain rights to receive future fees and contract charges expected to be realized on variable portions of designated blocks of deferred annuity contracts. The effective dates and issue periods these transactions cover are as follows:


                             Closing    Effective        Contract Issue
            Transaction       Date         Date              Period
            -----------     --------    ---------      -----------------

               1996-1       12/16/96      9/1/96       1/1/94 -  6/30/96
               1997-1        7/23/97      6/1/97       3/1/96 -  4/30/97
               1997-2       12/30/97     12/1/97       5/1/95 - 12/31/96
               1997-3       12/30/97     12/1/97       5/1/96 - 10/31/97
               1998-1        6/30/98      6/1/98       1/1/97 -  5/31/98
               1998-2       11/10/98     10/1/98       5/1/97 -  8/31/98
               1998-3       12/30/98     12/1/98       7/1/96 - 10/31/98


        In connection with these transactions, the Parent issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

        Under the terms of the Purchase Agreements, the rights sold provide for the Parent to receive a percentage of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (6 to 8 years). The percentage is 100% on transactions 1997-3 and 1998-3 and 80% on all other transactions.

        The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


        The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present value of the transactions as of the respective effective date was as follows:

         (in thousands)
                                                               Present
           Transaction             Discount Rate                Value
           -----------             -------------               -------
             1996-1                    7.5%                    $50,221
             1997-1                    7.5%                     58,767
             1997-2                    7.5%                     77,552
             1997-3                    7.5%                     58,193
             1998-1                    7.5%                     61,180
             1998-2                    7.0%                     68,573
             1998-3                    7.0%                     40,128

        Payments representing fees and charges in the aggregate amount of $69,226,000, $22,250,000 and $0, were made by the Company to the Parent for the years ended December 31, 1998, 1997 and 1996, respectively. Related interest expense of $22,978,000, $6,842,000 and $42,000 has been included in the statement of income for the years ended December 31, 1998, 1997 and 1996, respectively.

        Expected payments of future fees payable to Parent as of December 31, 1998 are as follows:

                                     Year Ended
          (in thousands)            December 31,                    Amount
                                    ------------                  ----------
                                       1999                       $   64,520
                                       2000                           68,403
                                       2001                           67,953
                                       2002                           64,238
                                       2003                           54,382
                                       2004                           35,601
                                       2005                           12,441
                                       2006                            1,440
                                                                  ----------
                                       Total                      $  368,978
                                                                  ==========

        The Commissioner of the State of Connecticut has approved the sale of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to stop the payments due to the Parent under the Purchase Agreement subject to certain terms and conditions.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


9.      LEASES

        The Company leases office space under a lease agreement established in 1989 with ASIST. The lease expense for 1998, 1997 and 1996 was $3,588,000, $2,428,000 and $1,583,000, respectively. Future minimum lease payments per year and in aggregate as of December 31, 1998 are as follows:

         (in thousands)        1999                           $  3,619
                               2000                              5,070
                               2001                              5,070
                               2002                              5,070
                               2003                              5,070
                               2004 and thereafter              40,271
                                                              --------

                               Total                          $ 64,170
                                                              ========

10.     RESTRICTED ASSETS

        To comply with certain state insurance departments' requirements, the Company maintains cash, bonds and notes on deposit with various states. The carrying value of these deposits amounted to $3,747,000 and $3,757,000 as of December 31, 1998, and 1997, respectively. These deposits are required to be maintained for the protection of contractowners within the individual states.


11.     RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

        Statutory basis shareholder's equity was $285,553,000 and $294,586,000 at December 31, 1998 and 1997, respectively.

        The statutory basis net loss was $13,152,000, $8,970,000 and $5,405,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

        Under various state insurance laws, the maximum amount of dividends that can be paid to shareholders without prior approval of the state insurance department is subject to restrictions relating to statutory surplus and net gain from operations. At December 31, 1998, no amounts may be distributed without prior approval.


12.     EMPLOYEE BENEFITS

        The Company has a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company contributes 3% of salary for all participating employees and matches employee contributions at a 50%
        level up to an additional 3% Company contribution. Company contributions to this plan on behalf of the participants were $2,115,000, $1,220,000 and $850,000 for the years ended December 31,
        1998, 1997 and 1996, respectively.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                         (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


        The Company has a deferred compensation plan, which is available to the internal field marketing staff and certain officers. Company contributions to this plan on behalf of the participants were $342,000, $270,000 and $245,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

        The Company and an affiliate cooperatively have a long-term incentive plan under which units are awarded to executive officers and other personnel. The program consists of multiple plans, with a new plan instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the plan. The accrued liability representing the value of these units was $21,372,000 and $15,720,000 as of December 31, 1998 and 1997, respectively. Payments under this plan were $2,407,000, $1,119,000 and $602,000 for the years ended
        December 31, 1998, 1997, and 1996, respectively.

13.     REINSURANCE

        The effect of reinsurance for the years ended December 31, 1998, 1997 and 1996 is as follows:

         (in thousands)                                    1998
                                                           ----
                                  Policy                 Change in             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners
                             ----------------         ---------------         -----------------
         Gross                   $215,425                $   691                  ($8,921)
         Ceded                     29,214                   (362)                       9
                                 --------                -------                  -------
         Net                     $186,211                $ 1,053                  ($8,930)
                                 ========                =======                  =======


                                                            1997
                                                            ----
                                  Policy                 Change in             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners
                             ----------------         ---------------         -----------------
         Gross                   $144,417                   $955                    ($1,972)
         Ceded                     23,259                    918                         46
                                 --------                  -----                    -------
         Net                     $121,158                  $  37                    ($2,018)
                                 ========                  =====                     ======


                                                            1996
                                                            ----
                                  Policy                 Change in              Return Credited
                             Charges and Fees         Policy Reserves          to Contractowners
                             ----------------         ---------------          -----------------
         Gross                    $87,370                   $815                     $779
         Ceded                     17,590                    180                      106
                                 --------                  -----                    -----
         Net                      $69,780                   $635                     $673
                                  =======                   ====                     ====


        Such ceded reinsurance does not relieve the Company of its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreements.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


14.    SURPLUS NOTES

       The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1998 and 1997 were as follows:

              (in thousands)
                                                                                    Interest for the
                                        Interest      1998        1997           Years Ended December 31,
              Issue Date                  Rate       Amount      Amount        1998        1997       1996
              ----------                  ----       ------      ------        ----        ----       ----

         December 29, 1993                6.84%    $      -    $ 20,000       $ 1,387    $ 1,387    $ 1,391
         February 18, 1994                7.28%      10,000      10,000           738        738        740
         March 28, 1994                   7.90%      10,000      10,000           801        801        803
         September 30, 1994               9.13%      15,000      15,000         1,389      1,389      1,392
         December 28, 1994                9.78%      14,000      14,000         1,388      1,388      1,392
         December 19, 1995                7.52%      10,000      10,000           762        762        765
         December 20, 1995                7.49%      15,000      15,000         1,139      1,139      1,142
         December 22, 1995                7.47%       9,000       9,000           682        682        684
         June 28, 1996                    8.41%      40,000      40,000         3,411      3,411      1,747
         December 30, 1996                8.03%      70,000      70,000         5,699      5,699         31
                                                   --------    --------       -------    -------    -------      -
         Total                                     $193,000    $213,000       $17,396    $17,396    $10,087
                                                   ========    ========       =======    =======    =======

        The surplus note for $20,000,000 dated December 29, 1993 was converted to additional paid-in capital on December 31, 1998.

        All surplus notes mature seven years from the issue date.

        Payment of interest and repayment of principal for these notes is subject to certain conditions and require approval by the Insurance Commissioner of the State of Connecticut. At December 31, 1998 and 1997, $9,644,000 and $7,796,000, respectively, of accrued interest on surplus notes was not approved for payment under these criteria.


15.     SHORT-TERM BORROWING

        The Company had a $10 million short-term loan payable to the Parent at December 31, 1998 and 1997. The total interest expense to the Company was $622,000, $642,000 and $643,000 and for the years ended December 31, 1998, 1997 and 1996, respectively, of which $182,000 and $201,000 was payable as of December 31, 1998 and 1997, respectively.


16.     CONTRACT WITHDRAWAL PROVISIONS

        Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contractowners at market value or with market value adjustment. Separate account assets which are carried at fair value are adequate to pay such withdrawals which are generally subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


17.     SEGMENT REPORTING

        In June 1997, the FASB issued SFAS 131, "Disclosures about Segments of an Enterprise and Related Information." SFAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards related to disclosures about products and services, geographic areas and major customers. SFAS 131 is effective for financial statement periods beginning after December 15, 1997.

        During 1998, to complement its annuity products, the Company launched specific marketing and operational activities towards the release of variable life insurance and qualified retirement plan annuity products. As of December 31, 1998, sales were not significant enough to warrant full segment disclosures. Sales, as measured by premium received, for the year ended December 31, 1998 and assets under management as of December 31, 1998, for the respective segments were as follows:

                      (in thousands)                   Variable         Variable      Qualified
                                                        Annuity           Life           Plans         Total
                                                     ------------       --------      ---------     -----------
         Sales                                        $ 4,122,272        $1,188        $36,202      $ 4,159,662
                                                      ===========        ======        =======      ===========

         Assets under management                      $17,809,437        $1,295        $44,029      $17,854,761
                                                      ===========        ======        =======      ===========

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                          (a wholly-owned subsidiary of
                         Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)


18.     QUARTERLY FINANCIAL DATA (UNAUDITED)

        The  following  table  summarizes   information  with  respect  to  the
        operations of the Company on a quarterly basis:


                   (in thousands)                                            Three Months Ended
                                                     March 31          June 30        September 30       December 31
                                                     --------          -------        ------------       -----------
                      1998
                      ----
         Premiums and other insurance
            revenues                                  $ 50,593          $ 57,946         $ 62,445          $ 67,327
         Net investment income                           3,262             2,410            2,469             2,989
         Net realized capital gains (losses)               156                13              (46)              (24)
                                                      --------          --------         --------          --------
         Total revenues                                 54,011            60,369           64,868            70,292

         Benefits and expenses                          46,764            42,220           48,471            69,164
                                                      --------          --------         --------          --------

         Pre-tax net income                              7,247            18,149           16,397             1,128

         Income taxes                                    1,175             4,174            2,223               582
                                                      --------          --------         --------          --------

         Net income                                   $  6,072          $ 13,975         $ 14,174          $    546
                                                      ========          ========         ========          ========


                       1997
                       ----
         Premiums and other insurance
            revenues                                  $ 30,186          $ 34,056         $ 41,102          $ 44,402
         Net investment income                           1,369             2,627            2,031             2,154
         Net realized capital gains                         20                43               21                 3
                                                      --------          --------         --------          --------
         Total revenues                                 31,575            36,726           43,154            46,559

         Benefits and expenses                          18,319            30,465           31,179            40,025
                                                      --------          --------         --------          --------

         Pre-tax net income                             13,256             6,261           11,975             6,534

         Income taxes                                    4,260             2,614            3,354               250
                                                      --------          --------         --------          --------

         Net income                                   $  8,996          $  3,647         $  8,621          $  6,284
                                                      ========          ========         ========          ========


                       1996
                       ----
         Premiums and other insurance
            revenues                                  $ 16,606          $ 20,453         $ 22,366          $ 26,906
         Net investment income                             455               283              270               578
         Net realized capital gains                         92                13                6                23
                                                      --------          --------         --------          --------
         Total revenues                                 17,153            20,749           22,642            27,507

         Benefits and expenses                          12,725             9,430           17,007            26,304
                                                      --------         ---------         --------          --------

         Pre-tax net income                              4,428            11,319            5,635             1,203

         Income taxes                                    1,769             3,624            3,096           (12,527)
                                                      --------         ---------         --------          --------

         Net income                                   $  2,659         $   7,695         $  2,539          $ 13,730
                                                      ========         =========         ========          ========


        As described in Note 6, the valuation allowance relating to deferred income taxes was released during the three months ended December 31, 1996.

      APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

The Unit Prices and number of Units in the Sub-accounts that commenced operations prior to January 1, 1999 are shown below. All or some of these Sub-accounts were available during the periods shown as investment options for other variable annuities we offer pursuant to different prospectuses. The Insurance Charge assessed against the Sub-accounts under the terms of those other variable annuities are the same as the charges assessed against such Sub-accounts under the Annuity offered pursuant to this Prospectus.

Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price, as of the dates shown, for Units in each of the Class 1 Sub-accounts of Separate Account B that commenced operations prior to January 1, 1999 and are being offered pursuant to this Prospectus or which we offer pursuant to certain other prospectuses; and (b) the number of Units outstanding in each such Sub-account as of the dates shown. The year in which operations commenced in each such Sub-account is noted in parentheses. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.00.


                                                                       Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
                            1998       1997       1996        1995       1994        1993       1992       1991       1990      1989
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo - LAT Trust
Asset Allocation
(1994)
Unit Price                $20.59      16.67       13.99      12.73       10.01          -          -          -          -         -
Number of Units        7,584,157  5,186,216   3,700,609  1,991,150     743,176          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo - LAT Trust
U.S. Government
Allocation
(1994)
Unit Price                $12.72      12.18       11.50      11.21        9.94          -          -          -          -         -
Number of Units        2,707,641  1,842,010   1,173,664    428,889      84,609          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo - LAT Trust
Growth
(1994)
Unit Price                $23.37      18.40       15.90      13.18       10.34          -          -          -          -         -
Number of Units        4,314,842  3,907,919   2,096,545    823,247     204,067          -          -          -          -         -
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo - LAT Trust
Equity Value (1)
(1998)
Unit Price                 $9.53          -           -          -           -          -          -          -          -         -
Number of Units        1,148,849          -           -          -           -          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo - LAT Trust
 Strategic Growth (1)
(1998)
Unit Price                $13.84          -           -          -           -          -          -          -          -         -
Number of Units           76,857          -           -          -           -          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo - LAT Trust
Money Market
(1994)
Unit Price                $11.68      11.31       10.92      10.58       10.18          -          -          -          -         -
Number of Units        2,250,003  1,304,834   1,157,342    521,291     144,050          -          -          -          -         -


------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price
International Equity
(1994)
Unit Price                $13.14      11.69       11.70      10.39        9.49          -          -          -          -         -
Number of Units       34,328,425 37,784,426  32,628,595 17,935,251  11,166,758          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Janus Small-Cap
Growth (2)
(1994)
Unit Price                $17.64      17.28       16.54      13.97       10.69          -          -          -          -         -
Number of Units       15,003,001 14,662,728  12,282,211  6,076,373   2,575,105          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
AST T. Rowe Price
Small Company Value
(1997)
Unit Price                $11.20      12.70           -          -           -          -          -          -          -         -
Number of Units       24,700,211 14,612,510           -          -           -          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman
Mid-Cap Growth (3)
(1994)
Unit Price                $19.15      16.10       13.99      12.20        9.94          -          -          -          -         -
Number of Units       13,389,289 11,293,799   9,563,858  3,658,836     301,267          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
AST Neuberger Berman
Mid-Cap Value (4)
(1993)
Unit Price                $16.10      16.72       13.41      12.20        9.81      10.69          -          -          -         -
Number of Units       16,410,121 11,745,440   9,062,152  8,642,186   7,177,232  5,390,887          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
AST JanCap Growth
(1992)
Unit Price                $39.54      23.83       18.79      14.85       10.91      11.59      10.51          -          -         -
Number of Units       80,631,598 62,486,302  46,779,164 28,662,737  22,354,170 13,603,637  1,476,139          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
AST INVESCO Equity
Income
(1994)
Unit Price                $19.34      17.31       14.23      12.33        9.61          -          -          -          -         -
Number of Units       40,994,187 33,420,274  23,592,226 13,883,712   6,633,333          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
AST PIMCO Total
Return Bond
(1994)
Unit Price                $13.43      12.44       11.48      11.26        9.61          -          -          -          -         -
Number of Units       64,224,618 44,098,036  29,921,643 19,061,840   4,577,708          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited
Maturity Bond
(1995)
Unit Price                $11.73      11.26       10.62      10.37           -          -          -          -          -         -
Number of Units       28,863,932 25,008,310  18,894,375 15,058,644           -          -          -          -          -         -


The Alger American
Fund - AA Growth
(1988)
Unit Price                $63.07      43.20       34.84      31.18       23.18      23.18      19.19      17.32      12.51     12.19
Number of Units       17,168,792 15,854,570  15,666,357 12,092,291   5,614,760  2,997,458  1,482,037    559,779     82,302     6,900


The Montgomery Variable
Series - MV Emerging
Markets
(1996)
Unit Price                 $6.19      10.05       10.25          -           -          -          -          -          -         -
Number of Units       10,534,383 10,371,104   2,360,940          -           -          -          -          -          -         -

------------------------------------------------------------------------------------------------------------------------------------

1.   These Portfolios were first offered as Sub-accounts on May 1, 1998.
2. Effective December 31, 1998 Janus Capital Corporation became Sub-advisor of the Portfolio. Prior to December 31, 1998, Founders Asset Management, LLC served as the Sub-advisor of the Portfolio. In connection with this change the portfolio's name is changed to "AST Janus Small-Cap Growth." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until December 31, 1998.
3. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-Advisor to the Portfolio. Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the Portfolio, then named the "Berger Capital Growth
     Portfolio." As of May 1, 1998 various changes have been made to the Portfolio's investment objective and to its fundamental and non-fundamental investment restrictions.
4. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-Advisor to the Portfolio. Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor of the Portfolio, then named the "Federated Utility Income Portfolio." As of May 1, 1998 various changes have been made to the Portfolio's investment objective and to its fundamental and non-fundamental investment restrictions.

                   American Skandia Life Assurance Corporation
                          Attention: Stagecoach Annuity

                              For Written Requests:

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                            For Electronic Requests:

                           customerservice@Skandia.com

                             For Requests by Phone:

                                 1-800-680-8920


-------------------------------------------------------------------------------
PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS WFVASL-PROS (05/99).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


             -------------------------------------------------------
                                (print your name)



             -------------------------------------------------------
                                    (address)



             -------------------------------------------------------
                              (city/state/zip code)





ADDITIONAL   INFORMATION:   Inquiries   will  be   answered   by  calling   your
representative or by writing to:

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                       at

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                                       or

                           customerservice@Skandia.com



Issued by:                                                          Serviced at:

AMERICAN SKANDIA LIFE                                      AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION                                      ASSURANCE CORPORATION
One Corporate Drive                                                 P.O. Box 883
Shelton, Connecticut 06484                            Shelton, Connecticut 06484
Telephone: 1-800-752-6342                             Telephone:  1-800-752-6342
http://www.AmericanSkandia.com                    http://www.AmericanSkandia.com

                                 Distributed by:

                    AMERICAN SKANDIA MARKETING, INCORPORATED
                               One Corporate Drive
                           Shelton, Connecticut 06484
                             Telephone: 203-926-1888
                         http://www.AmericanSkandia.com



                       STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (CLASS 1 SUB-ACCOUNTS) and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The assets supporting the fixed investment options are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and registered solely under the Securities Act of 1933.

                                TABLE OF CONTENTS

ITEM                                                                                                                   PAGE

General Information about American Skandia                                                                                2
|X|      American Skandia Life Assurance Corporation                                                                      2
|X|      American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts Stagecoach)                 2
|X|      American Skandia Life Assurance Corporation Separate Account D                                                   3

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated                                              4

How Performance Data is Calculated                                                                                        4
|X|      Current and Effective Yield                                                                                      4
|X|      Total Return                                                                                                     5

How the Unit Price is Determined                                                                                          6

Additional Information on Fixed Allocations                                                                               7
|X|      How We Calculate the Market Value Adjustment                                                                     8

General Information                                                                                                       9
|X|      Voting Rights                                                                                                    9
|X|      Modification                                                                                                     9
|X|      Deferral of Transactions                                                                                        10
|X|      Misstatement of Age or Sex                                                                                      10
|X|      Ending the Offer                                                                                                10

Independent Auditors                                                                                                     10

Legal Experts                                                                                                            10

Financial Statements                                                                                                     10
|X|      Appendix A - American Skandia Life Assurance Corporation Variable Account B
              (Class 1 Sub-accounts Stagecoach)                                                                          11





-------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATlON IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITIES FOR WHICH IT
RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, P.O. BOX 883, SHELTON, CONNECTICUT 06484, OR TELEPHONE 1-800-680-8920. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@SKANDIA.COM.
-------------------------------------------------------------------------------

Date of Prospectus:  May 3, 1999
Date of Statement of Additional Information:  May 3, 1999
WellsASL -SAI (05/99)

GENERAL INFORMATION ABOUT AMERICAN SKANDIA

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

American Skandia Life Assurance Corporation ("we", "our" or "us") is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC's indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies whose predecessor commenced operations in 1855. Skandia Insurance Company Ltd. is a major worldwide insurance company operating from Stockholm, Sweden which owns and controls, directly or through subsidiary companies, numerous insurance and related companies. We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. Our mailing address is P.O. Box 883, Shelton, Connecticut 06484.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (Class 1 Sub-accounts Stagecoach)

American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts Stagecoach), also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. The Sub-accounts offered pursuant to this Prospectus are all Class 1 Sub-accounts Stagecoach of Separate Account B. Each class of Sub-accounts in Separate Account B has a different level of charges assessed against such Sub-accounts. Each Sub-account invests exclusively in an underlying mutual fund or a portfolio of an underlying mutual fund. You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds.

Separate Account B is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

During the accumulation phase, we offer a number of Sub-accounts as variable investment options. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such variable investment options available, we will notify Owners of the availability of such Sub-accounts. As of the date of the Prospectus and Statement of Additional Information, our Sub-accounts and the underlying mutual funds or portfolios in which they invest are as follows. Those portfolios whose name includes the prefix "AST" are portfolios of American Skandia Trust.

         Separate Account B Sub-account                                                    Underlying Mutual Fund Portfolio

         Underlying Mutual Fund:                                                                                  LAT Trust

         WF Asset Allocation                                                                          Asset Allocation Fund
         WF U.S. Government Allocation                                                      U.S. Government Allocation Fund
         WF Growth                                                                                              Growth Fund
         WF Equity Value                                                                                  Equity Value Fund
         WF Strategic Growth                                                                          Strategic Growth Fund
         WF Money Market                                                                                  Money Market Fund

         Underlying Mutual Fund:                                                                     American Skandia Trust

         AST T. Rowe Price International Equity                                      AST T. Rowe Price International Equity
         AST Janus Small-CapGrowth                                                               AST Janus Small-Cap Growth
         AST T. Rowe Price Small Company Value                                        AST T. Rowe Price Small Company Value
         AST NB Mid-Cap Growth                                                          AST Neuberger Berman Mid-Cap Growth
         AST NB Mid-Cap Value                                                          AST Neuberger  Berman  Mid-Cap Value
         AST JanCap Growth                                                                                AST JanCap Growth
         AST INVESCO  Equity Income                                                              AST INVESCO  Equity Income
         AST PIMCO  Total  Return  Bond                                            AST PIMCO  Total  Return  Bond AST PIMCO
         Limited Maturity Bond                                                              AST PIMCO Limited Maturity Bond

         AA Growth                                                              Growth portfolio of The Alger American Fund

         MV Emerging Markets                                       Emerging Markets portfolio of Montgomery Variable Series

A brief summary of the investment objectives and policies of each underlying mutual fund portfolio is found in the Prospectuses. More detailed information about the investment objectives, policies, charges, operations, the attendant risks and other details pertaining to each underlying mutual fund portfolio are described in the prospectus of each underlying mutual fund and the statements of additional information for such underlying mutual fund. Also included in such information is the investment policy of each mutual fund or portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any underlying mutual fund or portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended as an open-end management investment company. Each underlying mutual fund or portfolio thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the underlying mutual fund portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Code.

We may make other underlying mutual funds available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio of an underlying mutual fund may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

American Skandia Life Assurance Corporation Separate Account D, also referred to as Separate Account D, was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed
Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We have sole discretion over the investment managers retained to manage the assets maintained in Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, Wells Fargo Bank, N.A. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

We may or may not be able to obtain approval in the future in certain jurisdictions of endorsements to individual or group annuities that include the type of Fixed Allocations offered pursuant to this Prospectus. If such approval is obtained, we may take those steps needed to make such Fixed Allocations available to purchasers to whom Annuities were issued prior to the date of such approval.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of ASIHC, is the distributor and principal underwriter of the securities offered through this prospectus and Statement of Additional Information. American Skandia Life Assurance Corporation and American Skandia Investment Services, Incorporated ("ASISI"), the investment manager of American Skandia Trust and American Skandia Advisor Funds, Inc., are also wholly-owned subsidiaries of
ASIHC. American Skandia Information Services and Technology Corporation ("ASIST"), also a wholly-owned subsidiary ASIHC, is a service company that provides systems and information services to American Skandia Life Assurance Corporation and its affiliated companies.

ASM acts as the distributor of a number of annuity and life insurance products we offer and both American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with independent broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration. Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Compensation is paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of the firm. Compensation may be payable based on a percentage of Purchase Payments made, up to a maximum of 1.0%. Ongoing compensation of up to 1.25% per year of the Account Value is also payable. We may also provide compensation for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We or ASM may enter into compensation arrangements with certain firms. These arrangements will not be offered to all firms and the terms of such arrangements may differ between firms. Any such compensation will be paid by us or ASM and will not result in any additional charge to you. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or other compensation.

HOW PERFORMANCE DATA IS CALCULATED

We may advertise the performance of Sub-accounts using two types of measures. These measures are "current and effective yield", which may be used for money market-type Sub-accounts (like the WF Money Market Sub-account) and "total return", which may be used with other types of Sub-accounts.

The following descriptions provide details on how we calculate these measures for Sub-accounts.

Current and Effective Yield
The current yield of a money market-type Sub-account is calculated based upon a seven day period ending on the date of calculation. The current yield of such a Sub-account is computed by determining the change (exclusive of capital changes) in the Account Value of a hypothetical pre-existing allocation by an Owner to such a Sub-account (the "Hypothetical Allocation") having a balance of one Unit at the beginning of the period, subtracting a hypothetical maintenance fee, and dividing such net change in the Account Value of the Hypothetical Allocation by the Account Value of the Hypothetical Allocation at the beginning of the same period to obtain the base period return, and multiplying the result by (365/7). The resulting figure will be carried to at least the nearest l00th of one percent.

We compute effective compound yield for a money market-type Sub-account according to the method prescribed by the Securities and Exchange Commission. The effective yield reflects the reinvestment of net income earned daily on assets of such a Sub-account. Net investment income for yield quotation purposes will not include either realized or capital gains and losses or unrealized appreciation and depreciation.

Shown below are the current and effective yields for a hypothetical contract. The yield is calculated based on the performance of the WF Money Market Sub-account during the last seven days of the calendar year ending prior to the date of this Prospectus. At the beginning of the seven day period, the hypothetical contract had a balance of one Unit. The current and effective yields reflect the recurring charge against the Sub-account. Please note that current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying funds for variable annuities.

  Sub-account                    Current Yield                   Effective Yield
WF Money Market                      2.89%                              2.93%

Total Return
Total return for the other Sub-accounts is computed by using the formula:

                                  P(1+T)n = ERV

                                     where:

         P = a hypothetical allocation of $1,000;

         T = average annual total return;

         n = the number of years over which total return is being measured; and

         ERV = the Account Value of the hypothetical $1,000 payment as of the end of the period over which total return is being measured.

Many of the Sub-accounts offered as variable investment options for the Annuities have been available as variable investment options in other annuities we offer under one or more separate accounts of American Skandia Life Assurance Corporation. In addition, some of the underlying mutual fund portfolios existed prior to the inception of these Sub-accounts. Performance quoted in advertising regarding any such Sub-accounts may indicate periods during which the Sub-accounts have been in existence but prior to the initial offering of the Annuities, or periods during which the underlying mutual fund portfolios have been in existence, but the Sub-accounts have not. Such hypothetical performance is calculated using the same assumptions employed in calculating actual performance since inception of the Sub-accounts.

"Standard Total Return" figures assume that all charges and fees are applicable. "Non-standard Total Return" figures may also be used that do not reflect all fees and charges.

As described in the Prospectus, Annuities may be offered in certain situations in which the Annual Maintenance Fee or the portion of the Insurance Charge for administrative costs may be eliminated or reduced. Advertisements of performance in connection with the offer of such Annuities will be based on the charges applicable to such Annuities.

Shown below are total return figures for the periods shown. Figures are shown only for Sub-accounts operational as of December 31, 1998. The "inception-to-date" figures shown below are based on the inception date of an underlying mutual fund portfolio. "N/A" means "not applicable" and indicates that the underlying mutual fund portfolio was not in operation for the applicable period. Any performance of such portfolios prior to inception of a Sub-account is provided by the underlying mutual funds. The total return for any Sub-account reflecting performance prior to such Sub-account's inception is based on such information.




                             --------------------------------------------------
                                             Standard Total Return
                             --------------------------------------------------
                             --------------------------------------------------
                                      (Assuming maximum maintenance fees)
                             --------------------------------------------------

------------------------------ -------- --------- --------- --------- ----------
                                  1        3         5         10     Inception
                                Year     Years     Years     Years     to Date
----------------------------- -------- --------- --------- --------- ----------
WF LAT Trust Asset Allocation    23.44%    17.27%     N/A       N/A      16.48%
WF  LAT  Trust U.S. Government    4.31%    4.21%      N/A       N/A       5.21%
Allocation
WF LAT Trust Growth              26.93%    20.91%     N/A       N/A      19.61%
WF LAT Trust Equity Value 1        N/A      N/A       N/A       N/A      -4.72%
WF LAT Trust Strategic Growth 1    N/A      N/A       N/A       N/A      38.34%

AST T. Rowe Price International  12.37%    8.06%     5.55%      N/A       5.57%
Equity
AST Janus Small-Cap Growth 2      1.98%    7.99%     11.94%     N/A      11.97%
AST T. Rowe Price Small Company  -11.84%    N/A       N/A       N/A       5.75%
Value
AST NB Mid-Cap Growth 3          18.89%    16.10%     N/A       N/A      16.65%
AST NB Mid-Cap Value 4           -3.75%    9.60%     8.47%      N/A       8.71%
AST JanCap Growth                65.81%    38.41%    27.72%     N/A      24.95%
AST INVESCO Equity Income        11.68%    16.08%    14.03%     N/A      14.06%
AST PIMCO Total Return Bond       7.87%    5.95%     6.00%      N/A       6.02%
AST PIMCO Limited Maturity Bond   4.18%    4.12%      N/A       N/A       4.39%

AA Growth                        45.91%    26.32%    22.08%    20.18%    20.29%

MV Emerging Markets             -38.44%    N/A       N/A       N/A      -14.47%
----------------------------- -------- --------- --------- --------- ----------

1.   These Portfolios were first offered as Sub-accounts on May 1, 1998.
2. Effective December 31, 1998 Janus Capital Corporation became Sub-advisor of the Portfolio. Prior to December 31, 1998, Founders Asset Management, LLC served as the Sub-advisor of the Portfolio. In connection with this change the portfolio's name is changed to "AST Janus Small-Cap Growth." The performance information provided in the above chart reflects that of the Portfolio as sub-advised by the prior Sub-advisor from inception until December 31, 1998.
3. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-Advisor to the Portfolio. Prior to May 1, 1998, Berger Associates, Inc. served as Sub-advisor to the Portfolio, then named the "Berger Capital Growth
     Portfolio." As of May 1, 1998 various changes have been made to the Portfolio's investment objective and to its fundamental and non-fundamental investment restrictions.
4. Effective May 1, 1998, Neuberger Berman Management, Inc. became Sub-Advisor to the Portfolio. Prior to May 1, 1998, Federated Investment Counseling served as Sub-advisor of the Portfolio, then named the "Federated Utility Income Portfolio." As of May 1, 1998 various changes have been made to the Portfolio's investment objective and to its fundamental and non-fundamental investment restrictions.

Some of the underlying portfolios may be subject to an expense reimbursement or waiver that in the absence of such reimbursement or waiver would reduce the portfolio's performance.

The performance quoted in any advertising should not be considered a representation of the performance of these Sub-accounts in the future since performance is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds. In addition, the amount of charges against each Sub-account will affect performance.

The information provided by these measures may be useful in reviewing the performance of the Sub-accounts, and for providing a basis for comparison with other annuities. These measures may be less useful in providing a basis for comparison with other investments that neither provide some of the benefits of such annuities nor are treated in a similar fashion under the Code.

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of and charges assessed against a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a.      is the net result of:

1. the net asset value per share of the underlying mutual fund shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid by the underlying mutual fund during that Valuation Period; plus or minus

2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b.      is the net result of:

1. the net asset value per share plus any declared and unpaid dividends per share of the underlying mutual fund shares held in that Sub-account at the end of the preceding Valuation Period; plus or minus
2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c.      is the mortality and expense risk charges and the administration charge.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the MVA.

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the Securities and Exchange Commission and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and one quarter percent of interest (2.25%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA (see "Account Value of the Fixed Allocations").

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment
The market value adjustment ("MVA") is used in determining the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods are those for the class of Annuities you purchase pursuant to the Prospectus available in conjunction with this Statement of Additional Information.

The formula is:

                                                     [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the interest rate (for your class of annuity) being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in your Fixed Allocation Guarantee Period;

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

The formula that applies if you surrender the Annuity pursuant to the free-look provision is [(1 + I)/(1 + J)]N/12.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

GENERAL INFORMATION

Voting Rights
You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the underlying mutual funds or portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account from various classes that may invest in the same underlying mutual fund portfolio.

The number of votes for an underlying mutual fund or portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement; (d) any change in the fundamental investment policy; and (e) any other matter requiring a vote of the shareholders.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification
We reserve the right to any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion thereof with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act of 1933, the Exchange Act of 1934 or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any variable investment option at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions
We may defer any distribution or transfer from a Fixed Allocation or an annuity payout for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payout for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted (see "Pricing of Transfers and Distributions").

All procedures, including payment, based on the valuation of the Sub-accounts may be postponed during the period: (1) the New York Stock Exchange is closed (other than customary holidays or weekends) or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC permits postponement and so orders; or (3) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practical.

Misstatement of Age or Sex
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer
We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

INDEPENDENT AUDITORS

The consolidated financial statements of American Skandia Life Assurance Corporation at December 31, 1998 and 1997, and for the years then ended, and the financial statements of American Skandia Life Assurance Corporation Variable Account B - Class 1 Stagecoach at December 31, 1998 and for the two years then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors. The consolidated financial statements of American Skandia Life Assurance Corporation for the year ended December 31, 1996, appearing in this Prospectus and Registration Statement, have been audited by Deloitte & Touche LLP, independent auditors. The audits, as set forth in their respective reports thereon appearing elsewhere herein, are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

LEGAL EXPERTS

Counsel with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law is Werner & Kennedy, 1633 Broadway, New York, New York 10019.

FINANCIAL STATEMENTS
American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts Stagecoach)

The statements which follow in Appendix A are those of American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-accounts) as of December 31, 1998 and for the periods ended December 31, 1998 and 1997. There are other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Stagecoach, P.O. Box 883, Shelton, Connecticut, 06484. Our phone number is 1-800-680-8920. You may also forward such a request electronically to our Customer Service Department at customerservice@Skandia.com.

                                   APPENDIX A

      Financial Statements for American Skandia Life Assurance Corporation
                    Variable Account B (Class 1 Sub-accounts)











   American Skandia Life
                                                           Assurance Corporation

                                         Variable Account B - Class 1 Stagecoach

                                          Years ended December 31, 1998 and 1997

                          Independent Auditor's Report


To the Contractowners of
    American Skandia Life Assurance Corporation
    Variable Account B - Class 1 (Stagecoach Variable Annuity and Stagecoach Variable Annuity Plus) and the
    Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
    Shelton, Connecticut

We have audited the accompanying statement of assets, liabilities and contractowners' equity of the eighteen sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 1, referred to in Note 1, as of December 31, 1998, the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the eighteen sub-accounts of American Skandia Life Assurance Corporation Variable Account B - Class 1, referred to in Note 1, at December 31, 1998, and the results of their operations for the year then ended, and their changes in net assets for the years ended December 31, 1998 and 1997 in conformity with generally accepted accounting principles.



/s/Ernst & Young LLP


Hartford, Connecticut
February 20, 1999





AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARAIBLE ACCOUNT B --- CLASS 1 STAGECOACH
STATEMENT OF ASSETS, LIABILITIES, AND CONTRACTOWNERS' EQUITY
AS OF DECEMBER 31, 1998



------------------------------------------------------------------------------------------------------------------------------------

                                           ASSETS

Investment in mutual funds at market value ( Note 2 ):
      The Alger American Fund ( AAF ):
            Growth Portfolio - 20,345,455 shares ( cost $881,216,700)                            $1,082,785,093
      American Skandia Trust ( AST ):
            Jancap Growth Portfolio - 86,170,244 shares ( cost $2,212,700,991)                    3,188,299,017
            Neuberger & Berman Midcap Value Portfolio - 20,076,980 shares ( cost $263,026,696)      264,213,061
            Neuberger & Berman Midcap Growth Portfolio - 14,854,306 shares ( cost $236,091,915)     256,385,317
            T. Rowe Price International Equity Portfolio - 33,694,943 shares ( cost $422,542,562)   451,175,293
            T. Rowe Price Small Company Value Portfolio - 24,211,730 shares ( cost $302,599,212)    276,740,076
            Founders Capital Appreciation Portfolio - 15,026,873 shares ( cost $248,508,628)        264,623,225
            PIMCO Total Return Bond Portfolio - 71,731,766 shares ( cost $814,553,094)              862,215,824
            PIMCO Limited Maturity Bond Portfolio - 30,542,337 shares ( cost $328,130,560)          338,714,522
            INVESCO Equity Income Portfolio - 45,314,171 shares ( cost $716,634,079)                792,997,993
            Stein Roe Venture Portfolio - 1,063,308 shares ( cost $8,913,759)                         8,719,122
      Montgomery Variable Series ( Montgomery ):
            Emerging Markets Fund - 9,894,293 shares ( cost $89,088,202)                             65,203,388
      Life and Annuity Trust (LAT):
            U.S. Government Allocation Fund - 3,372,299 shares ( cost $34,815,289)                   34,431,177
            Asset Allocation Fund - 11,611,333 shares ( cost $142,621,271)                          156,172,429
            Growth Fund - 5,031,604 shares ( cost $81,364,067)                                      100,833,342
            Money Market Fund - 26,287,599 shares ( cost $26,287,599)                                26,287,599
            Equity Value Fund - 1,146,928 shares ( cost $10,547,544)                                 10,953,160
            Strategic Growth Fund - 76,321 shares ( cost $852,670)                                    1,063,912
                                                                                              ------------------
                          Total Invested Assets                                                  $8,181,813,550

Receivable from American Skandia Life Assurance Corporation                                          10,205,359
Receivable from The Alger American Fund                                                               5,971,332
                                                                                              ------------------
                          Total Receivables                                                        $ 16,176,691




                                                                                              ==================
                          Total Assets                                                           $8,197,990,241
                                                                                              ==================

------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.



--------------------------------------------------------------------------------

                                         LIABILITIES



Payable to American Skandia Trust                                                                                       $ 15,017,899
Payable to Montgomery Variable Series                                                                                        930,400
Payable to Wells Capital Management                                                                                          228,394
                                                                                                                   -----------------
                          Total Liabilities                                                                             $ 16,176,693


                                         NET ASSETS
                                                                                                             Unit
Contractowners' Equity                                                                          Units        Value

       AAF - Growth                                                                             17,168,792    63.07    1,082,785,093
       AST - JanCap Growth                                                                      80,631,598    39.54    3,188,299,017
       AST - Neuberger & Berman Midcap Value                                                    16,410,121    16.10      264,213,061
       AST - Neuberger & Berman Midcap Growth                                                   13,389,289    19.15      256,385,317
       AST - T. Rowe Price International Equity                                                 34,328,425    13.14      451,175,293
       AST - T. Rowe Price Small Company Value                                                  24,700,211    11.20      276,740,076
       AST - Founders Capital Appreciation                                                      15,003,001    17.64      264,623,225
       AST - PIMCO Total Return Bond                                                            64,224,618    13.43      862,215,823
       AST - PIMCO Limited Maturity Bond                                                        28,863,932    11.73      338,714,522
       AST - INVESCO Equity Income                                                              40,994,187    19.34      792,997,992
       AST - Stein Roe Venture                                                                   1,078,339     8.09        8,719,122
       Montgomery Emerging Markets                                                              10,534,383     6.19       65,203,388
       LAT - U.S. Government Allocation                                                          2,707,641    12.72       34,431,177
       LAT - Asset Allocation                                                                    7,584,157    20.59      156,172,429
       LAT - Growth                                                                              4,314,842    23.37      100,833,342
       LAT - Money Market                                                                        2,250,003    11.68       26,287,599
       LAT - Equity Value                                                                        1,148,849     9.53       10,953,160
       LAT - Strategic Growth                                                                       76,857    13.84        1,063,912
                                                                                                                   -----------------
                          Total Contractowners' Equity                                                               $ 8,181,813,548

                                                                                                                   =================
                          Total Liabilities & Contractowners' Equity                                                 $ 8,197,990,241
                                                                                                                   =================

------------------------------------------------------------------------------------------------------------------------------------


AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 1 STAGECOACH
STATEMENT OF OPERATIONS
FOR THE PERIODS ENDED DECEMBER 31, 1998



--------------------------------------------------------------------------------

                                                         Class 1 Sub-account Investing In:
                                                         ------------------------------------------------------------------------


                                                                                              AST - JanCap    AST - Neuberger &
                                                               Total         AAF - Growth        Growth      Berman Midcap Value
                                                         ------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                               $ 11,347,844      $ 1,945,542      $ 5,095,430         $ 4,306,872
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
      (Note 6)                                                 (45,084,016)     (12,026,764)     (30,095,977)         (2,961,275)
                                                         ------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                   (33,736,172)     (10,081,222)     (25,000,547)          1,345,597
                                                         ------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                       1,450,048,735      429,396,454      905,379,148         115,273,133
   Cost of Securities Sold                                   1,016,605,085      317,709,986      593,693,144         105,201,955

                                                         ------------------------------------------------------------------------
       Net Gain (Loss)                                         433,443,650      111,686,468      311,686,004          10,071,178
   Capital Gain Distributions Received                         216,484,458      118,890,839       81,684,017          15,909,602
                                                         ------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                       649,928,108      230,577,307      393,370,021          25,980,780
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                         339,254,342       96,484,014      211,485,317          31,285,011
   End of Period                                             1,178,352,783      201,568,393      975,598,025           1,186,365
                                                         ------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                     839,098,441      105,084,379      764,112,708         (30,098,646)
                                                         ------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $1,455,290,377    $ 325,580,464  $ 1,132,482,182        $ (2,772,269)
                                                         ========================================================================


---------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.

                                                         ------------------------------------------------------------------------

                                                                                                                      AST-Founders
                                                      AST-Neuberger &      AST-T. Rowe Price       AST-T.Rowe Price        Capital
                                                      Berman Midcap Growth   International Equity  Small Comp. Value   Appreciation
                                                         ------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                  $ 119,458      $ 5,109,747        $ 856,949         $         -
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
      (Note 6)                                                  (2,995,806)      (6,445,318)      (3,569,821)         (3,422,151)
                                                         ------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    (2,876,348)      (1,335,571)      (2,712,872)         (3,422,151)
                                                         ------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                         148,760,949      414,739,972       54,220,940          61,753,055
   Cost of Securities Sold                                     145,550,659      392,795,825       49,630,087          54,739,569

                                                         ------------------------------------------------------------------------
       Net Gain (Loss)                                           3,210,290       21,944,147        4,590,853           7,013,486
   Capital Gain Distributions Received                          33,791,041        8,313,578          928,133          11,912,470
                                                         ------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                        37,001,331       30,257,725        5,518,986          18,925,956
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                          10,588,365        1,034,494       13,821,124          22,039,533
   End of Period                                                20,293,402       28,632,731      (25,859,136)         16,114,597
                                                         ------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                       9,705,037       27,598,237      (39,680,260)         (5,924,936)
                                                         ------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $ 43,830,020     $ 56,520,391    $ (36,874,146)        $ 9,578,869
                                                         ========================================================================


---------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.

                                                ------------------------------------------------------------------------

                                                                                                               AST - Stein Roe
                                                            AST - PIMCO      AST - PIMCO                           Venture
                                                           Total Return    Limited Maturity  AST - INVESCO      Jan. 18* thru
                                                               Bond              Bond        Equity Income      Dec. 31, 1998
                                                         ------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                               $ 25,467,294     $ 14,005,432     $ 11,599,055                 $ -
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
      (Note 6)                                                 (10,204,105)      (4,457,569)      (9,885,162)            (60,801)
                                                         ------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    15,263,189        9,547,863        1,713,893             (60,801)
                                                         ------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                         173,641,874      122,469,152      194,753,108           1,703,209
   Cost of Securities Sold                                     162,043,097      117,900,481      149,116,542           2,194,619

                                                         ------------------------------------------------------------------------
       Net Gain (Loss)                                          11,598,777        4,568,671       45,636,566            (491,410)
   Capital Gain Distributions Received                          11,904,291                -       29,323,335                   -
                                                         ------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                        23,503,068        4,568,671       74,959,901            (491,410)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                          33,026,862       12,058,605       77,023,700                   -
   End of Period                                                47,662,729       10,583,962       76,363,914            (194,637)
                                                         ------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                      14,635,867       (1,474,643)        (659,786)           (194,637)
                                                         ------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $ 53,402,124     $ 12,641,891     $ 76,014,008          $ (746,848)
                                                         ========================================================================


---------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.

                                                         ------------------------------------------------------------------------

                                                            Montgomery        LAT - U.S.
                                                             Emerging         Government      LAT - Asset            LAT
                                                              Markets         Allocation       Allocation          Growth
                                                         ------------------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                  $ 125,282      $ 1,358,165      $ 3,007,533           $ 436,980
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
      (Note 6)                                                  (1,153,998)        (410,186)      (1,642,572)         (1,218,221)
                                                         ------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                    (1,028,716)         947,979        1,364,961            (781,241)
                                                         ------------------------------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                          52,966,649       12,389,280        1,540,247           6,312,549
   Cost of Securities Sold                                      79,559,261       11,967,001        1,261,225           4,217,386

                                                         ------------------------------------------------------------------------
       Net Gain (Loss)                                         (26,592,612)         422,279          279,022           2,095,163
   Capital Gain Distributions Received                                   -          535,762       11,809,775           6,506,830
                                                         ------------------------------------------------------------------------

NET REALIZED GAIN (LOSS)                                       (26,592,612)         958,041       12,088,797           8,601,993
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                         (12,988,729)         301,728        1,861,286           6,523,349
   End of Period                                               (23,884,814)        (384,112)      13,551,158          19,469,275
                                                         ------------------------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                     (10,896,085)        (685,840)      11,689,872          12,945,926
                                                         ------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                   $(38,517,413)     $ 1,220,180     $ 25,143,630        $ 20,766,678
                                                         ========================================================================


---------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.

                                                         ----------------------------------------------------
                                                                             LAT - Equity   LAT - Strategic
                                                                                Value            Growth
                                                                LAT          May 4* thru      May 12* thru
                                                           Money Market     Dec. 31, 1998    Dec. 31, 1998
                                                         ----------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                  $ 807,111         $ 52,560              $ -
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees
      (Notes 6)                                                  ((248,752)         (49,971)          (4,323)
                                                         ----------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       558,359            2,589           (4,323)
                                                         ----------------------------------------------------

REALIZED GAIN (LOSS) ON INVESTMENTS:
   Proceeds from Sales                                          18,461,452          755,332          402,411
   Cost of Securities Sold                                      18,461,479          794,496          414,484

                                                         ----------------------------------------------------
       Net Gain (Loss)                                                 (27)         (39,164)         (12,073)
   Capital Gain Distributions Received                                   -                -            2,328
                                                         ----------------------------------------------------

NET REALIZED GAIN (LOSS)                                               (27)         (39,164)          (9,745)
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                   -                -                -
   End of Period                                                         -          405,617          211,242
                                                         ----------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                               -          405,617          211,242
                                                         ----------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $ 558,332        $ 369,042        $ 197,174
                                                         ====================================================


-------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.


AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 1 STAGECOACH
STATEMENTS OF CHANGES IN NET ASSETS

                                                  Class 1 Sub-account Investing In:

                                                                                                  AAF
                                                                Total                           Growth
                                                                --------------------------------------
                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                   Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1998   Dec. 31, 1997
                                                   ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net Investment Income (Loss)                    $ (33,736,172)   $ (13,757,984)   $ (10,081,222)  $ (7,213,568)
     Net Realized Gain (Loss)                          649,928,108      439,776,995      230,577,307     61,223,620
     Net Unrealized Gain (Loss) On Investments         839,098,441      184,976,548      105,084,379     63,763,384
                                                       -----------      -----------      -----------     ----------

 Net Increase (Decrease) In Net Assets Resulting
        From Operations                              1,455,290,377      610,995,559      325,580,464    117,773,436
                                                     =============      ===========      ===========    ===========

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits              1,447,042,659    1,292,945,547      122,856,808    100,644,395
     Net Transfers Between Sub-accounts                338,097,144      190,857,326        9,590,556    (40,472,793)
     Surrenders                                       (424,015,097)    (233,803,049)     (60,097,640)   (38,888,417)
                                                      ------------     ------------      -----------    -----------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions              1,361,124,706    1,249,999,824       72,349,724     21,283,185
                                                     -------------    -------------       ----------     ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS              2,816,415,083    1,860,995,383      397,930,188    139,056,621
                                                     -------------    -------------      -----------    -----------

NET ASSETS:
     Beginning of Period                             5,141,294,533    3,280,299,150      684,854,905    545,798,284
                                                     -------------    -------------      -----------    -----------
     End of Period                                 $ 7,957,709,616  $ 5,141,294,533  $ 1,082,785,093   $684,854,905
                                                   ===============  ===============  ===============   ============
--------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.
**Additional portfolios made available to contractowners
      during 1998.


                                                               AST                   AST - Neuberger & Berman
                                                           JanCap Growth            Midcap Value**
                                                           ---------------------------------------
                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                   Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1998   Dec. 31, 1997
                                                   ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net Investment Income (Loss)                    $ (25,000,547)   $ (15,731,833)     $ 1,345,597    $ 1,603,341
     Net Realized Gain (Loss)                          393,370,021      219,749,234       25,980,780     13,264,921
     Net Unrealized Gain (Loss) On Investments         764,112,708       61,121,436      (30,098,646)    17,114,936
                                                       -----------       ----------      -----------     ----------
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                              1,132,482,182      265,138,837       (2,772,269)    31,983,198
                                                     -------------      -----------       ----------     ----------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                414,857,559      357,518,531       76,489,166     20,576,636
     Net Transfers Between Sub-accounts                279,794,859       53,164,973        8,248,593     30,806,277
     Surrenders                                       (128,085,250)     (65,442,768)     (14,121,421)    (8,540,979)
                                                      ------------      -----------      -----------     ----------
     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                566,567,168      345,240,736       70,616,338     42,841,934
                                                       -----------      -----------       ----------     ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS              1,699,049,350      610,379,573       67,844,069     74,825,132
                                                     -------------      -----------       ----------     ----------

NET ASSETS:
     Beginning of Period                             1,489,249,667      878,870,094      196,368,992    121,543,860
                                                     -------------      -----------      -----------    -----------
     End of Period                                 $ 3,188,299,017  $ 1,489,249,667    $ 264,213,061   $196,368,992
                                                   ===============  ===============    =============   ============
--------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.
**Additional portfolios made available to contractowners
      during 1998.

--------------------------------------------------------------------------------

                                                      AST - Neuberger & Berman      AST - T. Rowe Price
                                                   Midcap Growth                    International Equity
                                                   -----------------------------------------------------
                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                   Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1998   Dec. 31, 1997
                                                   ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income (Loss)                     $ (2,876,348)    $ (2,181,454)    $ (1,335,571)  $ (4,185,495)
     Net Realized Gain (Loss)                           37,001,331       15,106,712       30,257,725     48,546,127
     Net Unrealized Gain (Loss) On Investments           9,705,037        6,412,455       27,598,237    (42,688,261)
                                                         ---------        ---------       ----------    -----------
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                 43,830,020       19,337,713       56,520,391      1,672,371
                                                        ----------       ----------       ----------      ---------
CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                 47,822,908       45,571,231       46,380,644    113,487,492
     Net Transfers Between Sub-accounts                 (4,944,379)      (8,116,216)     (66,151,831)   (34,286,178)
     Surrenders                                        (12,106,097)      (8,811,236)     (27,235,418)   (20,827,250)
                                                       -----------       ----------      -----------    -----------
     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                 30,772,432       28,643,779      (47,006,605)    58,374,064
                                                        ----------       ----------      -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 74,602,452       47,981,492        9,513,786     60,046,435
                                                        ----------       ----------        ---------     ----------
NET ASSETS:
     Beginning of Period                               181,782,865      133,801,373      441,661,507    381,615,072
                                                       -----------      -----------      -----------    -----------
     End of Period                                   $ 256,385,317    $ 181,782,865    $ 451,175,293   $441,661,507
                                                     =============    =============    =============   ============
--------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.
**Additional portfolios made available to contractowners
      during 1998.

--------------------------------------------------------------------------------

                                                  AST - T. Rowe Price                   AST - Founders Capital
                                                        Small Company Value**                Appreciation
                                                        -------------------------------------------------
                                                     Year Ended     Jan. 3, thru*      Year Ended      Year Ended
                                                   Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1998   Dec. 31, 1997
                                                   ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net Investment Income (Loss)                     $ (2,712,872)    $ (1,046,184)    $ (3,422,151)  $ (3,269,734)
     Net Realized Gain (Loss)                            5,518,986        3,142,246       18,925,956      5,344,067
     Net Unrealized Gain (Loss) On Investments         (39,680,260)      13,821,124       (5,924,936)    10,296,041
                                                       -----------       ----------       ----------     ----------
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                (36,874,146)      15,917,186        9,578,869     12,370,374
                                                       -----------       ----------        ---------     ----------
CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                102,452,411       69,028,994       36,385,239     69,525,280
     Net Transfers Between Sub-accounts                 37,432,612      103,030,576      (17,848,280)   (20,261,235)
                                                        ----------      -----------      -----------    -----------
     Surrenders                                        (11,861,604)      (2,385,953)     (16,930,504)   (11,292,844)
                                                       -----------       ----------      -----------    -----------
     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                128,023,419      169,673,617        1,606,455     37,971,201
                                                       -----------      -----------        ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 91,149,273      185,590,803       11,185,324     50,341,575
                                                        ----------      -----------       ----------     ----------
NET ASSETS:
     Beginning of Period                               185,590,803                -      253,437,901    203,096,326
                                                       -----------                       -----------    -----------
     End of Period                                   $ 276,740,076    $ 185,590,803    $ 264,623,225   $253,437,901
                                                     =============    =============    =============   ============
--------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.
**Additional portfolios made available to contractowners
      during 1998.

--------------------------------------------------------------------------------

                                                             AST - PIMCO                      AST - PIMCO
                                                          Total Return Bond              Limited Maturity Bond
                                                          ----------------------------------------------------
                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                   Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1998   Dec. 31, 1997
                                                   ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net Investment Income (Loss)                     $ 15,263,189      $ 8,265,040      $ 9,547,863    $ 6,888,549
     Net Realized Gain (Loss)                           23,503,068        3,421,289        4,568,671      1,691,132
     Net Unrealized Gain (Loss) On Investments          14,635,867       25,384,092       (1,474,643)     5,817,081
                                                        ----------       ----------       ----------      ---------
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                 53,402,124       37,070,421       12,641,891     14,396,762
                                                        ----------       ----------       ----------     ----------
CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                216,394,953      144,822,398       79,844,303     82,870,961
     Net Transfers Between Sub-accounts                102,268,525       47,516,208       (7,724,285)    (1,494,099)
     Surrenders                                        (58,367,611)     (24,446,295)     (27,572,405)   (14,996,389)
                                                       -----------      -----------      -----------    -----------
     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                260,295,867      167,892,311       44,547,613     66,380,473
                                                       -----------      -----------       ----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                313,697,991      204,962,732       57,189,504     80,777,235
                                                       -----------      -----------       ----------     ----------
NET ASSETS:
     Beginning of Period                               548,517,832      343,555,100      281,525,018    200,747,783
                                                       -----------      -----------      -----------    -----------
     End of Period                                   $ 862,215,823    $ 548,517,832    $ 338,714,522   $281,525,018
                                                     =============    =============    =============   ============
--------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.
**Additional portfolios made available to contractowners
      during 1998.

--------------------------------------------------------------------------------

                                                            AST - INVESCO           AST - Stein Roe
                                                            Equity Income               Venture
                                                            -----------------------------------
                                                     Year Ended       Year Ended      Jan. 8* thru
                                                   Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1998
                                                   -----------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net Investment Income (Loss)                      $ 1,713,893        $ 235,159        $ (60,801)
     Net Realized Gain (Loss)                           74,959,901       51,219,443         (491,410)
     Net Unrealized Gain (Loss) On Investments            (659,786)      33,592,279         (194,637)
                                                          --------       ----------         --------
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                 76,014,008       85,046,881         (746,848)
                                                        ==========       ==========         ========
CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                173,016,671      146,350,338        4,745,696
     Net Transfers Between Sub-accounts                  8,653,627       35,938,268        4,842,295
     Surrenders                                        (43,203,454)     (24,646,531)        (122,021)
                                                       -----------      -----------         --------
     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                138,466,844      157,642,075        9,465,970
                                                       -----------      -----------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                214,480,852      242,688,956        8,719,122
                                                       -----------      -----------        ---------
NET ASSETS:
     Beginning of Period                               578,517,140      335,828,184                -
                                                       -----------      -----------
     End of Period                                   $ 792,997,992    $ 578,517,140      $ 8,719,122
                                                     =============    =============      ===========
--------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.
**Additional portfolios made available to contractowners
      during 1998.

--------------------------------------------------------------------------------

                                                     Montgomery
                                                      Emerging                           LAT - U.S. Government
                                                     Markets**                         Allocation
                                                     --------------------------------------------
                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                   Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1998   Dec. 31, 1997
                                                   ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net Investment Income (Loss)                     $ (1,028,716)    $ (1,003,067)       $ 947,979      $ 797,703
     Net Realized Gain (Loss)                          (26,592,612)       3,537,353          958,041         50,377
     Net Unrealized Gain (Loss) On Investments         (10,896,085)     (13,430,624)        (685,840)       294,757
                                                       -----------      -----------         --------        -------
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                (38,517,413)     (10,896,338)       1,220,180      1,142,837
                                                       -----------      -----------        ---------      ---------
CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                 15,292,606       49,233,800       10,589,123      8,725,232
     Net Transfers Between Sub-accounts                (11,481,925)      44,663,955        2,321,268        148,083
     Surrenders                                         (4,308,589)      (2,984,810)      (2,140,918)    (1,068,114)
                                                        ----------       ----------       ----------     ----------
     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                   (497,908)      90,912,945       10,769,473      7,805,201
                                                          --------       ----------       ----------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (39,015,321)      80,016,607       11,989,653      8,948,038
                                                       -----------       ----------       ----------      ---------
NET ASSETS:
     Beginning of Period                               104,218,709       24,202,102       22,441,524     13,493,486
                                                       -----------       ----------       ----------     ----------
     End of Period                                    $ 65,203,388    $ 104,218,709     $ 34,431,177    $22,441,524
                                                      ============    =============     ============    ===========
--------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.
**Additional portfolios made available to contractowners
      during 1998.

--------------------------------------------------------------------------------

                                                    LAT - Asset                           LAT
                                                     Allocation                          Growth
                                                     ------------------------------------------
                                                     Year Ended       Year Ended       Year Ended      Year Ended
                                                   Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1998   Dec. 31, 1997
                                                   ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net Investment Income (Loss)                      $ 1,364,961      $ 2,648,581       $ (781,241)    $ (125,473)
     Net Realized Gain (Loss)                           12,088,797        8,915,566        8,601,993      4,564,908
     Net Unrealized Gain (Loss) On Investments          11,689,872        1,052,849       12,945,926      2,424,999
                                                        ----------        ---------       ----------      ---------
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                 25,143,630       12,616,996       20,766,678      6,864,434
                                                        ----------       ----------       ----------      ---------
CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                 47,939,194       30,933,825       14,071,331     29,096,045
     Net Transfers Between Sub-accounts                  4,091,438       (4,054,519)      (1,011,202)     5,029,519
     Surrenders                                         (7,468,234)      (4,795,947)      (4,896,873)    (2,429,416)
                                                        ----------       ----------       ----------     ----------
     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                 44,562,398       22,083,359        8,163,256     31,696,148
                                                        ----------       ----------        ---------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 69,706,028       34,700,355       28,929,934     38,560,582
                                                        ----------       ----------       ----------     ----------
NET ASSETS:
     Beginning of Period                                86,466,401       51,766,046       71,903,408     33,342,826
                                                        ----------       ----------       ----------     ----------
     End of Period                                   $ 156,172,429     $ 86,466,401    $ 100,833,342    $71,903,408
                                                     =============     ============    =============    ===========
--------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.
**Additional portfolios made available to contractowners
      during 1998.

--------------------------------------------------------------------------------

                                                        LAT                           LAT - Equity   LAT - Strategic
                                                    Money Market                         Value           Growth
                                                    -----------------------------------------------------------
                                                     Year Ended       Year Ended      May. 4* thru   May. 12* thru
                                                   Dec. 31, 1998    Dec. 31, 1997    Dec. 31, 1998   Dec. 31, 1998
                                                   ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net Investment Income (Loss)                        $ 558,359        $ 560,451          $ 2,589       $ (4,323)
     Net Realized Gain (Loss)                                  (27)               -          (39,164)        (9,745)
     Net Unrealized Gain (Loss) On Investments                   -                -          405,617        211,242
                                                                                             -------        -------
     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                    558,332          560,451          369,042        197,174
                                                           -------          -------          -------        -------
CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                 29,075,845       24,560,389        8,163,399        664,803
     Net Transfers Between Sub-accounts                (12,805,681)     (20,755,493)       2,581,849        239,105
     Surrenders                                         (5,298,758)      (2,246,100)        (161,130)       (37,170)
                                                        ----------       ----------         --------        -------
     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                 10,971,406        1,558,796       10,584,118        866,738
                                                        ----------        ---------       ----------        -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 11,529,738        2,119,247       10,953,160      1,063,912
                                                        ----------        ---------       ----------      ---------
NET ASSETS:
     Beginning of Period                                14,757,861       12,638,614                -              -
                                                        ----------       ----------
     End of Period                                    $ 26,287,599     $ 14,757,861     $ 10,953,160    $ 1,063,912
                                                      ============     ============     ============    ===========
--------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.
* Date Operations Commenced.
**Additional portfolios made available to contractowners
      during 1998.
--------------------------------------------------------------------------------


American Skandia Life Assurance Corporation
Variable Account B - Class 1 Stagecoach

Notes to Financial Statements
December 31, 1998
________________________________________________________________________________


1.   ORGANIZATION

     American Skandia Life Assurance Corporation Variable Account B - Class 1 Stagecoach (the "Account") is a separate investment account of American Skandia Life Assurance Corporation ("American Skandia" or "Company"). The Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. The Account commenced operations September 20, 1988.

     As of December 31, 1998, the Account consisted of fifty-four sub-accounts. These financial statements report on the eighteen sub-accounts offered in American Skandia's Stagecoach Variable Annuity, Stagecoach Variable Annuity Plus, Stagecoach Extra Credit, and Stagecoach Variable Annuity Flex. Each of the eighteen sub-accounts invests only in a single corresponding portfolio of either Life & Annuity Trust, American Skandia Trust or The Alger American Fund. Wells Fargo Bank N.A. is the investment manager for Life & Annuity Trust, while BZW Barclays Global Fund Advisors serves as a sub-advisor for the U.S. Government Allocation Fund and Asset Allocation Fund. American Skandia Investment Services, Incorporated is the investment manager for American Skandia Trust, while Janus Capital Corporation, Neuberger Berman Management Incorporated, T. Rowe Price Associates, Inc., Founders Asset Management, Inc., Pacific Investment Management Company, INVESCO Trust Company, and Stein Roe Farnham Incorporated are the sub-advisors. Fred Alger Management, Inc. is the advisor for The Alger American Fund. The investment advisors are paid fees for their services by the respective Trusts.

     The Stein Roe Venture sub-account became available for operation on January 2, 1998. The two Life & Annuity Trust Funds, Equity Value Fund and Strategic Value Fund became available for operations on May 1, 1998.

2.   VALUATION OF INVESTMENTS

     The market value of the investments in the sub-accounts is based on the net asset values of the Trust shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.

3.   ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   INCOME TAXES

     American Skandia does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Account, therefore, no charges for federal income taxes are currently deducted from the Account. If American Skandia incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

     Under current laws, American Skandia may incur state and local income taxes (in addition to premium tax) in several states. The Company does not anticipate that these will be significant. However, American Skandia may make charges to the Account in the event that the amount of these taxes change.


American Skandia Life Assurance Corporation
Variable Account B - Class 1 Stagecoach

Notes to Financial Statements
________________________________________________________________________________


5.    DIVERSIFICATION REQUIREMENTS

     Section  817(h) of the  Internal  Revenue  Code  provides  that a  variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements under the Internal Revenue Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios complied with the terms of these regulations.

6.    CONTRACT CHARGES

     The following contract charges are paid to American Skandia which provides administrative services to the account:

     Mortality and Expense Risk Charges - Charged daily against the Account at an annual rate of 1.25% of the net assets.

     Administrative Fees - Charged daily against the Account at an annual rate of .15% of the net assets. A maintenance fee of $30 per contractowner account is deducted at the end of each contract year and on surrender.

     Contingent  Deferred  Sales  Charges  are  computed  as  set  forth  in the
     Stagecoach Variable Annuity prospectus, the Stagecoach Variable Annuity Plus prospectus and the Stagecoach Extra Credit Variable Annuity prospectus. These charges may be imposed on the full, or partial surrender of certain contracts. There is no contingent deferred sales charge if all premiums were received at least eight complete years prior to the date of the full or partial surrender.

7.   YEAR 2000 COMPLIANCE (UNAUDITED)

     The Company is continuing its ongoing assessment of the potential impact of the year 2000 issue on various aspects of its business. The Company's computer support is provided by its affiliate, American Skandia Information Services and Technology Corporation, which also provides such support for the The The Company is continuing its ongoing assessment of the potential impact of the year 2000 issue on various aspects of its business. The Company's computer support is provided by its affiliate, American Skandia Information Services and Technology, Corporation, which also provides such support for the Company's affiliated broker-dealer, American Skandia Marketing, Incorporated, and the Company's affiliated investment advisory firm, American Skandia Investment Services, Incorporated. Because of the nature of the Company's business, any assessment of the potential impact of the year 2000 issues on the Company must be an assessment of the potential impact of these issues on all these companies, which are referred to below as "American Skandia".

     Business Partners

     Management believes the Company is most vulnerable in its interfaces with computer systems of investment managers, sub-advisors, third party administrators, vendors and other business partners. The inability to properly recognize date sensitive electronic information and transfer data between systems could cause errors or even a complete systems failure which would result in a temporary inability to process transactions correctly or engage in normal business activities.

American Skandia Life Assurance Corporation
Variable Account B - Class 1 Stagecoach

Notes to Financial Statements
________________________________________________________________________________

     The American Skandia deferred annuity operational business partners report that all critical interfaces are Year 2000 compliant. All investment managers and sub-advisors are required by the Securities and Exchange Commission to publicly disclose their Year 2000 status in December 1998 and June 1999.

     American Skandia has initiated formal communications with parties that provide third party administration, record keeping and trust services in connection with its life insurance and qualified retirement plan annuities business. Management has already received several written assurances that these firms will be Year 2000 compliant. The Company expects to have certifications from all remaining parties by July 1999. American Skandia is currently developing contingency plans in the event that these targets are not met.

     Information Technology Systems

     American Skandia is a relatively young company whose internally developed systems were designed from the start with four digit year codes. The Company engaged an external information technology specialist to review American Skandia's operating systems and internally developed software. The assessment was completed in December 1997 and the results were favorable. Specific modifications were suggested, evaluated and implemented for the annuity administration system. This project was completed during 1998 and a certificate of compliance has been received. Other non-critical internally developed applications in the client/server area have already been or will be remediated during 1999. The costs associated with this aspect of Year 2000 compliance have not had, and are not expected to have, a significant impact on the Company's results from operations.




     Suppliers and Non-Information Technology Systems

     Like most companies, American Skandia is reliant on network, and desktop operating systems and software providers to release compliant versions of their respective systems. American Skandia's network is currently at the most compliant level available. The standard desktop software will be replaced, as fully compliant versions become available. In addition, the Company is in the process of contacting the non-information systems vendors and suppliers regarding their Year 2000 compliance status and will factor the results of these assessments into its contingency plans.

     Management believes it has an effective program in place to resolve the Year 2000 issue in a timely manner. However, should errors or disruptions in computer service occur, the Company could realize losses. Given the nature and uncertainty of such losses, the amounts cannot be reasonably determined.



VARIABLE ACCOUNT B - CLASS 1 STAGECOACH
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------
8.   CHANGES IN THE UNITS OUTSTANDING
                                           Class 1 Sub-accounts Investing In:
                                           ----------------------------------
                                                                          AST
                                                  AAF-Growth               JanCap Growth
                                                  --------------------------------------
                                            Year Ended   Year Ended   Year Ended    Year Ended
                                        Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1998 Dec. 31, 1997
                                        --------------------------------------------------------
Units Outstanding Beginning of the Period    15,854,570   15,666,357    62,486,302   46,779,164
Units Purchased                               2,331,363    2,460,915    13,611,226   15,973,272
Units Transferred Between Sub-accounts          108,753   (1,327,005)    8,705,025    2,439,688
Units Surrendered                            (1,125,894)    (945,697)   (4,170,955)  (2,705,822)
                                             ----------     --------    ----------   ----------
Units Outstanding End of the Period          17,168,792   15,854,570    80,631,598   62,486,302
                                             ==========   ==========    ==========   ==========
------------------------------------------------------------------------------------------------
* Date Operations Commenced.

                                   -------------------------------------------------------------
                                           AST - Neuberger & Berman   AST - Neuberger & Berman
                                                 Midcap Value              Midcap Growth
                                                 ---------------------------------------
                                            Year Ended   Year Ended   Year Ended    Year Ended
                                        Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1998 Dec. 31, 1997
                                        --------------------------------------------------------
Units Outstanding Beginning of the Period    11,745,440    9,062,152    11,293,799    9,563,858
Units Purchased                               4,805,522    1,402,045     2,745,074    2,991,383
Units Transferred Between Sub-accounts          709,282    1,853,390        29,773     (727,314)
Units Surrendered                              (850,123)    (572,147)     (679,357)    (534,128)
                                               --------     --------      --------     --------
Units Outstanding End of the Period          16,410,121   11,745,440    13,389,289   11,293,799
                                             ==========   ==========    ==========   ==========
------------------------------------------------------------------------------------------------
* Date Operations Commenced.

                                         -------------------------------------------------------
                                              AST - T. Rowe Price       AST - T. Rowe Price
                                             International Equity       Small Company Value
                                             ----------------------------------------------
                                            Year Ended   Year Ended   Year Ended   Jan. 3* thru
                                        Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1998 Dec. 31, 1997
                                        --------------------------------------------------------
Units Outstanding Beginning of the Period    37,784,426   32,628,595    14,612,510            0
Units Purchased                               3,616,803    9,274,838     8,268,339    5,872,306
Units Transferred Between Sub-accounts       (4,990,460)  (2,510,182)    2,739,257    8,916,648
Units Surrendered                            (2,082,344)  (1,608,825)     (919,895)    (176,444)
                                             ----------   ----------      --------     --------
Units Outstanding End of the Period          34,328,425   37,784,426    24,700,211   14,612,510
                                             ==========   ==========    ==========   ==========
------------------------------------------------------------------------------------------------
* Date Operations Commenced.

                                             ---------------------------------------------------
                                                AST - Founders           AST - PIMCO Total
                                             Capital Appreciation           Return Bond
                                             ------------------------------------------
                                            Year Ended   Year Ended   Year Ended    Year Ended
                                        Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1998 Dec. 31, 1997
                                        --------------------------------------------------------
Units Outstanding Beginning of the Period    14,662,728   12,282,211    44,098,036   29,921,643
Units Purchased                               2,138,530    4,218,093    15,487,198   12,095,654
Units Transferred Between Sub-accounts         (852,642)  (1,241,937)    7,951,018    4,027,450
Units Surrendered                              (945,615)    (595,639)   (3,311,634)  (1,946,711)
                                               --------     --------    ----------   ----------
Units Outstanding End of the Period          15,003,001   14,662,728    64,224,618   44,098,036
                                             ==========   ==========    ==========   ==========
------------------------------------------------------------------------------------------------
* Date Operations Commenced.

                                       ---------------------------------------------------------
                                                  AST - PIMCO              AST - INVESCO
                                             Limited Maturity Bond         Equity Income
                                             -------------------------------------------
                                            Year Ended   Year Ended   Year Ended    Year Ended
                                        Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1998 Dec. 31, 1997
Units Outstanding Beginning of the Period    25,008,310   18,894,375    33,420,274   23,592,226
Units Purchased                               6,819,143    7,494,640     9,297,421    8,977,974
Units Transferred Between Sub-accounts         (684,313)    (100,195)      531,077    2,263,991
Units Surrendered                            (2,279,208)  (1,280,510)   (2,254,585)  (1,413,917)
                                             ----------   ----------    ----------   ----------
Units Outstanding End of the Period          28,863,932   25,008,310    40,994,187   33,420,274
                                             ==========   ==========    ==========   ==========
------------------------------------------------------------------------------------------------
* Date Operations Commenced.

                                       ---------------------------------------------------------
                                           AST - Stein Roe       Montgomery
                                             Venture           Emerging Markets
                                             ----------------------------------
                                         Jan. 8* thru        Year Ended    Year Ended
                                        Dec. 31, 1998      Dec. 31, 1998 Dec. 31, 1997
                                        ----------------------------------------------
Units Outstanding Beginning of the Period             0   10,371,104     2,360,940
Units Purchased                                 543,098    1,909,232     4,288,871
Units Transferred Between Sub-accounts          547,131   (1,222,281)    3,960,172
Units Surrendered                               (11,890)    (523,672)     (238,879)
                                                -------     --------      --------
Units Outstanding End of the Period           1,078,339   10,534,383    10,371,104
                                              =========   ==========    ==========
------------------------------------------------------------------------------------------------
* Date Operations Commenced.

                                 ---------------------------------------------------------------
                                             LAT - U.S. Government    LAT - Asset
                                            Allocation                Allocation
                                            ------------------------------------
                                            Year Ended   Year Ended   Year Ended    Year Ended
                                        Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1998 Dec. 31, 1997
                                        --------------------------------------------------------
Units Outstanding Beginning of the Period     1,842,010    1,173,664     5,186,216    3,700,609
Units Purchased                                 844,102      732,793     2,552,394    2,024,055
Units Transferred Between Sub-accounts          188,336       16,352       213,529     (246,553)
Units Surrendered                              (166,807)     (80,799)     (367,982)    (291,895)
                                               --------      -------      --------     --------
Units Outstanding End of the Period           2,707,641    1,842,010     7,584,157    5,186,216
                                              =========    =========     =========    =========
------------------------------------------------------------------------------------------------
* Date Operations Commenced.

                                           -----------------------------------------------------
                                               LAT                    LAT - Money
                                              Growth                    Market
                                              --------------------------------
                                            Year Ended   Year Ended   Year Ended    Year Ended
                                        Dec. 31, 1998  Dec. 31, 1997 Dec. 31, 1998 Dec. 31, 1997
                                        --------------------------------------------------------
Units Outstanding Beginning of the Period     3,907,919    2,096,545     1,304,834    1,157,342
Units Purchased                                 681,899    1,668,486     2,416,047    2,187,695
Units Transferred Between Sub-accounts          (44,929)     273,711    (1,112,796)  (1,864,507)
Units Surrendered                              (230,047)    (130,823)     (358,082)    (175,696)
                                               --------     --------      --------     --------
Units Outstanding End of the Period           4,314,842    3,907,919     2,250,003    1,304,834
                                              =========    =========     =========    =========
------------------------------------------------------------------------------------------------
* Date Operations Commenced.

--------------------------------------------------------------------------------
                                           LAT - Equity      LAT - Strategic
                                              Value        Growth
                                           May 4,* thru May 12,* thru
                                           Dec. 31, 1998Dec. 31, 1998
Units Outstanding Beginning of the Period             0            0
Units Purchased                                 881,905       57,567
Units Transferred Between Sub-accounts          280,036       22,335
Units Surrendered                               (13,092)      (3,045)
Units Outstanding End of the Period           1,148,849       76,857
--------------------------------------------------------------------------------
* Date Operations Commenced.
--------------------------------------------------------------------------------


AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT B - CLASS 1 STAGECOACH

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


9.  SECURITIES TRANSACTIONS

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 1998 were as follows:

                                                  Purchases          Sales
                                             -----------------------------------
AAF - Growth                                      $ 610,555,795    $ 429,396,454
AST - JanCap Growth                               1,528,629,786      905,379,148
AST - Neuberger & Berman Midcap Value               203,144,670      115,273,133
AST - Neuberger & Berman Midcap Growth              210,448,072      148,760,949
AST - T. Rowe Price International Equity            374,711,243      414,739,972
AST - T. Rowe Price Small Company Value             180,459,620       54,220,940
AST - Founders Capital Appreciation                  71,849,829       61,753,055
AST - Pimco Total Return Bond                       461,105,221      173,641,874
AST - Pimco Limited Maturity Bond                   176,564,627      122,469,152
AST - INVESCO Equity Income                         364,257,181      194,753,108
AST - Stein Roe Venture                              11,108,378        1,703,209
Montgomery Emerging Markets                          51,440,033       52,966,649
LAT - U.S. Government Allocation                     24,642,492       12,389,280
LAT - Asset Allocation                               59,277,374        1,540,247
LAT - Growth                                         20,201,402        6,312,549
LAT - Money Market                                   29,991,216       18,461,452
LAT - Equity Value                                   11,342,039          755,332
LAT - Strategic Growth                                1,267,154          402,411
                                             ===================================
                                                 $4,390,996,132  $ 2,714,918,914
                                             ===================================